[WAYNE LOGO]

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 22, 2004

WAYNE BANCORP, INC.

112 WEST LIBERTY STREET

WOOSTER, OH 44691

To the shareholders of Wayne Bancorp, Inc.:

You are hereby notified that a special meeting of the shareholders of Wayne Bancorp, Inc., will be held at The Arden Shisler Center for Education & Economic Development, The Ohio State University, 1625 Wilson Road, Wooster, Ohio on September 22, 2004, commencing at 2:00 P.M., for the following purposes:

(1) to consider and vote upon a proposal to adopt the Agreement and Plan of Merger between National City Corporation and Wayne Bancorp, Inc., dated June 4, 2004, and the Amendment to Agreement and Plan of Merger, dated August ___, 2004, and approve the transactions contemplated by the merger agreement, including the merger of Wayne Bancorp with and into National City as the surviving company; and

(2) to transact such other business as may properly come before the meeting.

The merger and related matters are described more fully in the attached proxy statement, which includes a copy of the merger agreement and the amendment thereto, as Exhibit A.

Following the merger, National City will own Wayne Bancorp’s assets and business.  If the merger is completed, Wayne Bancorp’s shareholders will have the right to receive $28.50 in cash in exchange for each share of Wayne Bancorp’s common stock that is outstanding at the time of the merger.  Wayne Bancorp’s shareholders (other than those who own interests in National City) will not have any interest in Wayne Bancorp’s or National City’s business after the merger.

We have fixed the close of business on July 30, 2004 as the record date for determining the shareholders of Wayne Bancorp entitled to vote at the special meeting and any adjournments or postponements of the meeting.  Only holders of record of Wayne Bancorp’s common stock at the close of business on that date are entitled to notice of and to vote at the special meeting.

The Board of Directors recommends that you vote “FOR” the adoption of the Agreement and Plan of Merger, as amended, and approval of the merger.  The Board of Directors determined that the $28.50 per share to be received by Wayne Bancorp’s shareholders pursuant to the merger agreement is fair from a financial point of view to such shareholders.  In arriving at its recommendation, each member of the Board of Directors gave careful consideration to a number of factors described in the accompanying proxy statement.  One factor was the opinion of Stifel, Nicolaus & Company, Incorporated, an investment banking firm retained by the Board of Directors to advise it as to the fairness, from a financial point of view, of the consideration to be paid to Wayne Bancorp’s shareholders pursuant to the merger agreement.

Under Ohio General Corporation Law, the affirmative vote of the holders of two-thirds of the outstanding shares of Wayne Bancorp’s common stock is required to adopt the merger agreement and approve the merger.  The attached proxy statement explains the proposed merger and provides specific information concerning the special meeting of shareholders.  It also includes copies of the Agreement and Plan of Merger, as amended, and the written opinion of Stifel, Nicolaus & Company, Incorporated as Exhibit A and Exhibit B, respectively.  You should read these materials carefully before you vote.

Whether or not you plan to attend the meeting, please complete, sign, date and mail your proxy in the enclosed postage prepaid envelope promptly.  If your shares are held in the form of a certificate registered in your name, and you sign, date and mail your proxy card without indicating how you want to vote, your proxy will be counted as a vote “FOR” the adoption of the Agreement and Plan of Merger, as amended, and approval of the merger.  If your shares are held in a brokerage account or otherwise held in the name of a nominee recordholder for your benefit, you must indicate on the voting card how you want to vote.  A failure to return the proxy or voting card will have the same effect as a vote “AGAINST” the merger.

By order of the Board of Directors,
/s/ DAVID P. BOYLE
David P. Boyle, President & CEO
Wooster, Ohio
August 13, 2004

Please read the attached proxy statement, then complete, execute and promptly return the enclosed proxy card in the accompanying postage-paid envelope.  If you are a shareholder whose shares are not registered in your own name and you plan to attend the meeting, please bring a copy of the voting form sent to you by your broker or other evidence of share ownership.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the transaction, passed upon the merits or fairness of the transaction, or passed upon the adequacy or accuracy of the disclosure in this document.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Page

COMPLIANCE WITH THE OHIO CONTROL SHARE ACQUISITION STATUTE

1

National City’s Acquiring Person Statement under the Ohio Control Share Acquisition Act.

1

QUESTIONS AND ANSWERS ABOUT VOTING AND THE SPECIAL MEETING

3

SUMMARY

6

SUMMARY SELECTED HISTORICAL FINANCIAL DATA

12

SPECIAL MEETING OF SHAREHOLDERS

13

Date, Time and Place

13

Purpose

13

Recommendation of the Board of Directors

13

Record Date

13

Quorum and Voting

13

Proxies

14

Revocation of Proxies

14

Solicitation of Proxies

15

Communications by Wayne Bancorp Shareholders with Wayne Bancorp

15

THE COMPANIES

16

THE MERGER

19

Merger Consideration

19

Procedures for Exchanging Stock Certificates

20

Background of the Merger

20

Reasons for the Merger; Recommendation of the Board of Directors

22

Opinions of Financial Advisors

24

Interests of Certain Persons

30

Accounting Treatment

32

Federal Income Tax Consequences of the Merger

32

Regulatory Approvals Needed to Complete the Merger

32

Employee Matters

33

Expenses and Fees Involved with the Merger

34

DISSENTERS’ RIGHTS

35

AGREEMENT AND PLAN OF MERGER

38

Structure of the Transaction

38

What You Will Receive in the Merger

38

Exchange of Wayne Bancorp Share Certificates

38

Stock Options

39

Employee Stock Ownership Plan

39

Representations and Warranties

40

Conduct of Business by Wayne Bancorp Before Completion of the Merger

40

Approvals from Government Regulatory Agencies

41

Cooperation and Access

41

Employment Issues

41

Conditions to the Completion of the Merger

41

Indemnification

43

Notifications Pending the Effective Time of the Merger

43

Expenses

43

Termination of the Agreement and Plan of Merger

43

Termination Fees

44

Discussion With Third Parties

45

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

46

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

47

WHERE YOU CAN FIND MORE INFORMATION

48

SHAREHOLDER PROPOSALS

49

OTHER BUSINESS

50

Exhibit A -- Agreement and Plan of Merger, as amended

Exhibit B -- Opinion of Stifel, Nicolaus & Company, Incorporated

Exhibit C -- Section 1701.85 of Ohio General Corporation Law

COMPLIANCE WITH THE OHIO CONTROL SHARE ACQUISITION STATUTE

Consummation of the proposed merger of Wayne Bancorp with and into National City in accordance with the terms of the Agreement and Plan of Merger requires compliance with the Ohio Control Share Acquisition Act.  The Ohio Control Share Acquisition Act requires the advance approval of the shareholders of an issuing public corporation, as defined in the Act, prior to the purchase of a controlling interest in such corporation.  Wayne Bancorp is an issuing public corporation within the meaning of the Ohio Control Share Acquisition Act and, therefore, the transactions contemplated by the Agreement and Plan of Merger, as amended, must be approved under the Ohio Control Share Acquisition Act.  A vote for the merger will also constitute an affirmative vote to approve the acquisition of 100% of the outstanding shares of Wayne Bancorp common stock by National City as required by the Ohio Control Share Acquisition Act.  Presented below is National City’s Acquiring Person Statement as required by the Ohio Control Share Acquisition Act.  National City submitted its Acquiring Person Statement to Wayne Bancorp on the date this proxy statement was first mailed to Wayne Bancorp shareholders.  Approval under the Ohio Control Share Acquisition Act requires the favorable vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote in the election of directors as well as a majority vote of such shares excluding any shares held by interested shareholders, which are defined to include National City, any corporate officer of Wayne Bancorp and any employee of Wayne Bancorp who is also a director of Wayne Bancorp.  In addition, “interested shares” are defined to include those shares acquired by any person after the first date of public disclosure (June 4, 2004) of the merger and prior to the date of the special meeting, provided such person paid over $250,000 for such purchased shares or such purchased shares represent greater than 5% of the outstanding shares of the issuing public corporation.  As of the record date, National City owned zero shares of Wayne Bancorp.  Officers and employees of Wayne Bancorp who are interested shareholders within the meaning of the Ohio Control Share Acquisition Act owned 56,869 shares of Wayne Bancorp.  Neither Wayne Bancorp nor National City are aware of any other shares of Wayne Bancorp common stock which could be considered as held by an interested shareholder as defined by the Ohio Control Share Acquisition Act.

National City’s Acquiring Person Statement under the Ohio Control Share Acquisition Act.

1.  The identity of the acquiring person is National City Corporation, Cleveland, Ohio.

2.  This Statement is given pursuant to ORC Section 1701.831(B).

3.  National City owns zero shares of Wayne Bancorp common stock.

4.  If the proposed merger is consummated, National City will acquire 100% of the voting power of Wayne Bancorp common stock.

5.  National City proposes to acquire Wayne Bancorp in a merger transaction pursuant to and in accordance with the provisions of ORC Section 1701.78 and the Agreement and Plan of

Merger.  The Agreement and Plan of Merger, as amended, is incorporated into this Acquiring Person Statement as if fully restated herein.

6. The proposed control share acquisition, if consummated, will not be contrary to law.

7.  National City has the financial capacity to make the proposed control share acquisition.

The proxy statement in which this Acquiring Person Statement appears sets forth the facts upon which the foregoing statement is based and is incorporated by reference into this Acquiring Person Statement as if fully restated herein.

A vote “for” the merger will constitute agreement and compliance with the Ohio Control Share Acquisition Statute.

 QUESTIONS AND ANSWERS ABOUT VOTING AND THE SPECIAL MEETING

Q:

Who is entitled to vote on the merger proposal?

A:

Shareholders of record as of the close of business on July 30, 2004 may vote at the special meeting.

Q:

What do I need to do now?

A:

Please vote.  You are invited to attend the special meeting, however, you should mail your completed, signed and dated proxy card in the enclosed envelope as soon as possible, so that your shares will be represented at the special meeting in case you are unable to attend.  No postage is required if the proxy card is returned in the enclosed postage prepaid envelope and mailed in the United States.

Q:

How do I vote my shares?

A:

The answer depends on whether you own your Wayne Bancorp shares directly (that is, you hold share certificates that show your name as the registered shareholder) or if your shares are held in a brokerage account or by another nominee holder.

If you own Wayne Bancorp shares directly, your proxy is being solicited directly by Wayne Bancorp, and you can vote by doing the following: (1) sign and date the enclosed proxy card, (2) mark the boxes indicating how you wish to vote, and (3) return the proxy card in the prepaid envelope provided.  If you sign your proxy card but do not indicate how you wish to vote, the proxies will vote your shares “FOR” the adoption of the Agreement and Plan of Merger, as amended, and approval of the merger.  You can also vote in person if you attend the meeting.

If you hold your Wayne Bancorp shares through a broker, bank or other nominee, you will receive voting instructions directly from the nominee telling you how you can vote your shares.  Ordinarily, you can vote by completing and returning a voting instruction card provided by the nominee. You may also be able to vote by telephone or via the Internet.  Please refer to the instructions provided by the nominee with your voting instruction card for information about voting by telephone or via the Internet.  If you hold your shares through a nominee and want to vote at the meeting, you must obtain a “legal proxy” from the nominee authorizing you to vote at the meeting.

Q:

What if I want to change my vote or revoke my proxy?

A:

A registered shareholder may change his or her vote or revoke his or her proxy at any time before the special meeting by notifying our Corporate Secretary, John A. Lende, in writing, at Wayne Bancorp, 112 West Liberty Street, Wooster, Ohio 44691, that you revoke your proxy or by filing a duly executed proxy bearing a later date with Mr. Lende.  You may then vote in person at the special meeting or submit a new proxy card.  You may contact Registrar and Transfer Company, Wayne Bancorp’s transfer agent, at 10 Commerce Drive, Cranford, NJ 07016, Attn: Carmela Racanelli, to get a new proxy card.

If you hold your shares through a broker, bank or other nominee and wish to change your vote, you must follow the procedures required by such nominee.

Q:

What does it mean if I receive more than one proxy or voting instruction card?

A:

It means your shares are registered differently or are held in more than one account. Please provide voting instructions for each proxy card that you receive.

Q:

Who will count the votes?

A:

Registrar and Transfer Company, Wayne Bancorp’s transfer agent, will count the votes.

Q:

What is the effect if I fail to give instructions to my broker?

A:

If your shares are held by a broker, bank, or other nominee recordholder and you sign but do not give instructions on the voting instruction card, your nominee recordholder will not have authority to vote your shares.  If a nominee holding shares on behalf of a shareholder does not receive voting instructions from the shareholder by a specified date before the special meeting, the shares will be counted as present for purposes of determining whether a quorum is present, but the shares will not be voted.  This is called a “broker non-vote.”  Brokers, banks and other nominees will not have authority to vote on the merger proposal without instructions from the shareholder.  The effect of a broker non-vote on the outcome of the vote, therefore, is the same as a vote against the merger proposal.

Q:

What is the effect on the outcome of the vote if I abstain from voting?

A:

Abstentions will have the same effect as a vote against the merger proposal.

Q:

Who can attend the special meeting?

A:

All shareholders are invited to attend the special meeting.  If you are a shareholder whose shares are not registered in your own name and you plan to attend the special meeting, please bring a copy of the voting instructions sent to you by your broker or other nominee or other evidence of your share ownership.

Q:

Are there any expenses associated with collecting the shareholder votes?

A:

Wayne Bancorp is soliciting proxies for the Wayne Bancorp special meeting from Wayne Bancorp shareholders.  Proxies may be solicited by mail, personal interview, telephone and telecopy by directors, officers and employees of Wayne Bancorp and its subsidiaries on a part-time basis and for no additional compensation.  Wayne Bancorp will bear the costs it incurs in the solicitation of proxies under this proxy statement, including amounts paid in reimbursement to banks, brokerage firms, custodians, nominees and others for expenses incurred in forwarding soliciting material to the beneficial owners of Wayne Bancorp common stock.  Wayne Bancorp may decide it is appropriate to retain a proxy solicitation agency, in which case, the costs of such service will be paid by Wayne Bancorp.

Q:

Will any employees or assets of Wayne Bancorp be employed or used in connection with the transaction?

A:

Officers and employees of Wayne Bancorp are participating in the preparation of this proxy statement.  Officers and employees of Wayne Bancorp may participate in the preparation of other proxy solicitation materials, if necessary.  As described in the preceding answer, a proxy solicitation agency and/or officers and other employees of Wayne Bancorp may be called upon to solicit proxies in person or by telephone.  Other than the foregoing, Wayne Bancorp does not expect its assets to be used in connection with the consummation of the merger.

Q:

What happens if I sell my Wayne Bancorp shares before the special meeting?

A:

The record date for the special meeting is July 30, 2004, which is earlier than the expected date of the merger.  If you transfer your shares after the record date but before the merger, you will retain your right to vote at the special meeting, but the right to receive $28.50 in cash per share will pass to the person to whom you transfer your shares.

Q:

Should I send in my share certificates now?

A:

No.  If the merger is completed, you will receive written instructions explaining how to exchange your Wayne Bancorp share certificates for cash.

SUMMARY

This summary summarizes the material terms of the proposed merger between Wayne Bancorp and National City and contains other important information relating to the merger.  You should read carefully the entire proxy statement and the documents and other materials that are attached to this proxy statement as Exhibits before voting.  The actual terms of the merger are contained in the Agreement and Plan of Merger, as amended, that is attached to this proxy statement as Exhibit A.

Parties to the Merger (see page 17)

Wayne Bancorp, Inc.

112 West Liberty Street

Wooster, Ohio 44691

Wayne Bancorp, an Ohio corporation, was formed as a one-bank holding company in April, 1986 for the purpose of owning all of the issued and outstanding stock of Wayne County National Bank.  Wayne Bancorp became a two-bank holding company in March, 1998 upon acquiring all of the issued and outstanding common shares of Chippewa Valley Bank, Rittman, Ohio.  In May, 2003, as part of the merger between Wayne Bancorp and Banc Services Corp., Chippewa Valley Bank merged with The Savings Bank and Trust Company, a banking subsidiary of Banc Services Corp., to form Savings Bank & Trust, an Ohio state-chartered banking affiliate of Wayne Bancorp.  The other banking subsidiary, The Wayne County National Bank of Wooster, is a national banking association headquartered in Wooster, Ohio.  Both banks are wholly-owned subsidiaries of Wayne Bancorp.  Wayne County National Bank is engaged in the general commercial banking business through its main office in Wooster, Wayne County, Ohio and 11 branch offices located in Wayne, Holmes and Stark Counties, Ohio.  Savings Bank & Trust is engaged in the general commercial banking business through its main office in Wadsworth, Medina County, Ohio and 14 branch offices located in Wayne, Medina and Stark Counties, Ohio.  Wayne Bancorp also has four non-banking affiliates, MidOhio Data, a proof operations company, Chippewa Valley Title Agency, a title insurance agency which is a wholly-owned subsidiary of Wayne County National Bank, Access Financial Corp., a finance company, and SBT Title LLC, a title insurance agency which is 49% owned by Savings Bank & Trust.  Wayne Bancorp, at May 31, 2004, had assets of approximately $815 million, deposits of approximately $672 million and shareholders’ equity of approximately $98 million.  Wayne Bancorp is currently traded on the Nasdaq SmallCap Market under the symbol “WNNB.”

National City Corporation

1900 East Ninth Street

Cleveland, Ohio 44114

National City is a financial holding company organized under the laws of Delaware and registered under the federal Bank Holding Company Act.  National City, headquartered in Cleveland, Ohio, is one of the nation’s largest financial holding companies.  The company operates through an extensive distribution network in Ohio, Illinois, Indiana, Kentucky, Michigan, Missouri and Pennsylvania, and also serves customers in selected markets nationally.  Its primary businesses include commercial and retail banking, consumer finance, asset management, mortgage financing and servicing and payment processing.  National City’s principal banking subsidiaries are National City Bank, National City Bank of Michigan/ Illinois, National City Bank of Pennsylvania, National City Bank of Kentucky and National City Bank of Indiana.  National City Corporation is a legal entity separate and distinct from its subsidiary banks and other subsidiaries.  National City is traded on the New York Stock Exchange under the symbol “NCC.”

As of December 31, 2003, National City reported, on a consolidated basis, total assets of $113.9 billion, and its total stockholders’ equity was $9.3 billion.

NC Acquisition Corp.

1900 East Ninth Street

Cleveland, Ohio 44114

NC Acquisition Corp., is a wholly-owned subsidiary of National City organized under the laws of the State of Delaware.

Proposed Merger (see page 20)

If the Agreement and Plan of Merger is adopted, NC Acquisition Corp. will be merged with and into Wayne Bancorp, with Wayne Bancorp as the surviving entity of such merger.  Immediately following such merger, Wayne Bancorp will be merged with and into National City with National City as the surviving entity.  As a result of the merger of Wayne Bancorp with and into National City, Wayne Bancorp’s corporate existence will cease and National City will continue as the surviving entity.  Each of the mergers will become effective at the time a certificate of merger is filed with the State of Ohio and the State of Delaware.  In addition, following the merger of Wayne Bancorp and National City, it is anticipated that Wayne County National Bank and Savings Bank & Trust will merge with and into National City Bank with National City Bank as the surviving bank while each other subsidiary of Wayne Bancorp will become a subsidiary of National City.

Upon consummation of the merger of NC Acquisition Corp. into Wayne Bancorp, each issued and outstanding share of Wayne Bancorp common stock will be cancelled and converted automatically into the right to receive $28.50 in cash per share.  In addition, each outstanding option to purchase shares of Wayne Bancorp, whether vested or unvested, will automatically be converted into the right to receive an amount in cash equal to $28.50 per share, less the applicable exercise price, for each share of common stock subject to such options.

Also, at the time of the merger of NC Acquisition Corp. into Wayne Bancorp, all shares held in the Wayne Bancorp Employee Stock Ownership Plan will be converted into cash.  Upon receipt of the cash, the plan will repay the loan the plan obtained from a third party financial institution to acquire the common shares held by plan.  Any excess cash within the plan will be distributed to the participants on a basis similar to the normal allocation process for annual company contributions.  Upon completion of the loan payoff and distribution of excess cash, the plan will be terminated and participants will direct the plan administrator as to the transfer of plan funds into other retirement plans either within an existing National City plan, an individual retirement account or cash distribution.

The merger of NC Acquisition Corp. with and into Wayne Bancorp will be effected upon the satisfaction or waiver of certain conditions including the approval of the shareholders of Wayne Bancorp as well as the approvals of the banking regulatory agencies that regulate both Wayne Bancorp and National City.

The Board of Directors unanimously recommends that Wayne Bancorp shareholders vote for approval and adoption of the merger contemplated by the Agreement and Plan of Merger, as amended.

Reasons for Merger (see page 23)

In reaching its determination to adopt the Agreement and Plan of Merger, as amended, and recommend the approval of the Agreement and Plan of Merger, as amended, by the shareholders, the Wayne Bancorp Board of Directors consulted with Wayne Bancorp management, legal consultants and Stifel, Nicolaus & Company, Incorporated and considered numerous material factors in support of the Board’s recommendation.  The Board of Directors of Wayne Bancorp also considered a variety of risks and other potentially negative factors in deliberations concerning the merger.

Record Date for Voting; Vote Required (see page 14)

You can vote at the special meeting of Wayne Bancorp shareholders if you owned Wayne Bancorp common stock at the close of business on July 30, 2004.  The adoption of the Agreement and Plan of Merger, as amended, and approval of the merger requires the affirmative vote of the holders of two-thirds of the shares of Wayne Bancorp’s common stock outstanding and entitled to vote.  Shares underlying broker non-votes and abstentions will have the same effect as a vote against the adoption of the Agreement and Plan of Merger, as amended, and the approval of the merger.

Interests of Certain Persons (see page 32)

As of the June 30, 2004, the directors and executive officers of Wayne Bancorp directly or indirectly held 197,215 shares of Wayne Bancorp common stock, representing 3.12% of all outstanding shares of common stock entitled to vote at the Wayne Bancorp special meeting.  Wayne County National Bank’s trust department, through Wayco & Company, holds 140,337 shares (2.22%) of Wayne Bancorp’s common stock as nominee.  It is anticipated these shares will be voted in favor of the adoption of the Agreement and Plan of Merger, as amended, and approval of the merger.

David P. Boyle, the current president and chief executive officer of Wayne Bancorp, has executed an employment agreement with National City, subject to the consummation of the merger.  In exchange, Mr. Boyle relinquished all of his rights and benefits under his change of control agreement with Wayne Bancorp.

Michael Force, James Gumpp, Richard Holcombe, Stephen Kitchen, John Lende, Steve Lewis and Philip Swope all have change in control agreements with Wayne Bancorp, Inc. and Rod Steiger has a change in control agreement with Savings Bank & Trust.  The change in control agreements for those persons covered under Wayne Bancorp, Inc. provide severance benefits and continuation of employee benefit plans for  one to three years.  The change in control agreements may be exercised in the event employment is terminated or certain other conditions are met.  Due to the existence of a Memorandum of Understanding, any change of control payments which become due to employees cannot be paid until prior approval of the Federal Reserve and/or the Ohio Division of Financial Institutions is received.

As of July 9, 2004, Rod Steiger resigned from his positions as President and Chief Executive Officer of Savings Bank & Trust and exercised his change in control agreement as described above.  Subsequent to Mr. Steiger’s resignation, Savings Bank & Trust has requested approval from the Federal Reserve Bank of Cleveland and the Ohio Division of Financial Institutions to make the change in control payments to Mr. Steiger pursuant to his change in control agreement.

Opinions of Financial Advisors (see page 25)

Stifel, Nicolaus & Company, Incorporated delivered a written opinion to the Wayne Bancorp Board of Directors that, as of June 4, 2004 and as of the date of this proxy statement, the merger consideration was fair to Wayne Bancorp shareholders from a financial point of view.  The opinion is not a recommendation to any Wayne Bancorp shareholder as to how to vote.  We have attached the Stifel, Nicolaus opinion to this document as Exhibit B.  You should read it carefully.  Stifel, Nicolaus will receive professional fees in the amount of $450,000 in connection with this written opinion and additional professional fees of approximately $1,350,000 upon the consummation of the merger.  Stifel, Nicolaus will also be reimbursed for out-of-pocket expenses up to a maximum of $20,000.  In addition to the services rendered in connection with the proposed transaction, Stifel, Nicolaus regularly acts as a market maker for shares of Wayne Bancorp common stock and conducts market research on Wayne Bancorp common stock for which it receives no direct compensation from Wayne Bancorp but for which Stifel, Nicolaus does otherwise benefit.

Federal Income Tax Consequences (see page 33)

The merger is structured in a manner intended to qualify as a reorganization under Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended.  Accordingly, as a result of the merger, neither Wayne Bancorp nor National City will recognize any gain or loss.  The adjusted basis and holding period of each asset of Wayne Bancorp will be the same for National City as it was in the hands of Wayne Bancorp.

The total value of the merger consideration received by each shareholder of Wayne Bancorp will consist of the cash received.  To the extent the value of the consideration exceeds the adjusted basis in the shares of Wayne Bancorp surrendered by the shareholder in the merger, the shareholder will realize a gain on the transaction.  It is anticipated that any taxable gain will be treated as capital gain to each shareholder for federal income tax purposes, however, this is dependent upon the length of time each shareholder has held his or her shares of Wayne Bancorp common stock.  Although a summary is provided here, each shareholder should discuss the tax consequences of the merger with his or her own tax advisors.

Completion of the Merger (see page 43)

Before the merger of NC Acquisition Corp. into Wayne Bancorp can be completed, a number of conditions must be satisfied.  These include:

•

approval of the Agreement and Plan of Merger, as amended, and the merger by holders of two-thirds of the outstanding shares of common stock of Wayne Bancorp;

•

regulatory approval of the Federal Reserve System and the Ohio Division of Financial Institutions and the expiration of all applicable waiting periods; and

•

material compliance by Wayne Bancorp and National City with their respective obligations under the Agreement and Plan of Merger, as amended.

Regulatory Filings and Approvals (see page 33)

The mergers of NC Acquisition Corp. into Wayne Bancorp and of Wayne Bancorp with and into National City must be approved by the Board of Governors of the Federal Reserve System and the Ohio Division of Financial Institutions.  An application concerning this merger was filed with the Federal Reserve Bank of Cleveland and the Ohio Division of Financial Institutions on June 11, 2004.

In addition, the anticipated merger of Savings Bank & Trust and Wayne County National Bank with and into National City Bank must be approved by the Board of Governors of the Federal Reserve System, the Ohio Department of Commerce, Division of Financial Institutions and the Office of the Comptroller of Currency.  Applications concerning these mergers will be filed with such regulatory agencies when National City determines it is appropriate.

Wayne Bancorp and Savings Bank & Trust have each executed a Memorandum of Understanding with the Federal Reserve Bank of Cleveland and the Ohio Division of Financial Institutions dated May 19, 2004.  It is a condition to consummation of the merger that each Memorandum of Understanding is determined to be no longer in effect by the respective regulatory agencies.

Dissenting Shareholder Rights (see page 36)

Shareholders of Wayne Bancorp can become dissenting shareholders and have the right to be paid the fair cash value of their shares of Wayne Bancorp, as the case may be, after the effective time of the merger.  The conditions and requirements for perfecting your rights as a dissenting shareholder are further explained in the section entitled “Dissenters’ Rights.”  In addition, a reproduction of the Ohio dissenters’ rights law is attached to this document as Exhibit C.

Termination of the Agreement and Plan of Merger, as amended (see page 44)

Wayne Bancorp and National City may mutually agree to terminate the Agreement and Plan of Merger, as amended, at any time.  In addition, either party may terminate the agreement if, among other things:

•

mutual written consent is received from the Boards of Directors of Wayne Bancorp and National City;

•

the merger of NC Acquisition Corp. into Wayne Bancorp is not consummated on or before January 31, 2005 (other than because the terminating party breached the merger agreement);

•

the shareholders of Wayne Bancorp do not approve the transactions contemplated by the merger agreement;

•

the other party fails to meet any of its covenants contained in the merger agreement;

•

the other party is in breach of any of its representations or warranties contained in the merger agreement and the breach is reasonably expected to have a material adverse effect on the party; or

•

a court or other governmental entity issues a final order that restrains or prohibits the merger.

Expenses and Termination Fees (see pages 44 and 45)

Wayne Bancorp and National City have agreed to pay their respective fees and expenses in connection with the merger of NC Acquisition Corp. into Wayne Bancorp if the merger is consummated, except that National City is entitled to a $7,500,000 termination fee if, among other things:

•

the merger agreement is terminated by either party because a third party announces its intention to enter into an acquisition transaction with Wayne Bancorp, and Wayne Bancorp’s shareholders, at the special meeting held subsequent to such announcement, do not approve the Agreement and Plan of Merger, as amended, and the merger with NC Acquisition Corp.; and

•

the merger agreement is terminated by National City as a result of the fact that a condition to National City’s obligation to effect the merger has not been met by Wayne Bancorp or any such condition is no longer capable of being met.

[THE BALANCE OF THIS PAGE INTENTIONALLY LEFT BLANK]

SUMMARY SELECTED HISTORICAL FINANCIAL DATA

We are providing the following information to aid you in your analysis of the financial aspects of the mergers.  We derived this information from Wayne Bancorp’s audited financial statements for the years ended December 31, 1999 through 2003.  This information is only a summary.  Please read it together with our historical financial statements and related notes contained in the annual report and other information that we have filed with the SEC and incorporated by reference into this proxy statement.

Wayne Bancorp, Inc.

Summary Selected Historical Consolidated Financial Data (1)

(Dollar amounts in thousands, except per share data)

	2003	2002	2001	2000	1999
Statement of Income Summary:
Interest income	$38,809	$36,334	$41,095	$41,503	$37,830
Interest expense	9,988	12,145	16,671	19,010	16,046
Net interest income	28,821	24,188	24,424	22,493	21,784
Provision for loan losses	514	450	701	216	180
Net interest income after provision for loan losses	28,307	23,738	23,723	22,277	21,604
Other income	6,497	4,943	4,867	4,194	4,032
Other Expenses	21,464	16,369	16,316	14,948	14,478
Income before income tax expense	13,340	12,312	12,274	11,523	11,158
Income tax expense	3,959	3,534	3,631	3,398	3,303
Net income	9,381	8,778	8,643	8,125	7,855
Cash dividend declared	3,831	3,266	3,050	2,942	2,795
Share data:
Basic net income per share	$1.61	$1.75	$1.66	$1.53	$1.46
Diluted net income per share	1.60	1.75	1.66	1.53	1.46
Cash dividends declared per share	0.69	0.65	0.59	0.55	0.51
Book Value	15.68	13.23	12.04	11.25	10.00
Weighted average shares Outstanding – basic	5,820,531	5,004,270	5,195,978	5,319,910	5,393,121
Weighted average shares Outstanding – diluted	5,852,148	5,016,359	5,201,272	5,320,025	5,393,121
Balance Sheet data:
Total assets	$827,283	$623,587	$608,722	$570,193	$545,888
Securities available for sale	272,358	184,908	165,098	138,349	150,018
Total loans	449,291	369,794	387,484	370,840	356,503
Loans held for sale	21,482	24,761	11,881	0	0
Allowance for loan losses	7,172	6,039	5,821	5,343	5,197
Total deposits	675,713	521,533	501,576	471,578	461,815
Borrowed funds	48,285	32,641	42,331	35,380	27,371
Shareholders’ equity	99,103	66,424	61,801	59,886	53,246
Financial Ratios:
Return on average assets	1.26%	1.45%	1.50%	1.47%	1.47%
Return on average equity	10.99%	13.60%	14.10%	14.55%	14.44%

(1) Per share data has been retroactively adjusted for stock dividends and stock splits.

SPECIAL MEETING OF SHAREHOLDERS

Date, Time and Place

This proxy statement is furnished in connection with the solicitation of the enclosed proxy by the Board of Directors of Wayne Bancorp for use at the special meeting of shareholders of Wayne Bancorp to be held at The Arden Shisler Center for Education and Economic Development, The Ohio State University, 1625 Wilson Road, Wooster, Ohio 44691 on September 22, 2004 at 2 P.M. (EDT), and at any adjournments or postponements of the meeting.

Purpose

The following proposals will be presented at the special meeting:

•

A proposal to adopt the Agreement and Plan of Merger, as amended, dated as of  June 4, 2004, by and between Wayne Bancorp and National City and approve the merger of NC Acquisition Corp. into Wayne Bancorp contemplated by the Agreement and Plan of Merger, as amended.  A copy of the Agreement and Plan of Merger, as amended, is attached as Exhibit A to this proxy statement.  We encourage you to read these documents in their entirety.

•

To transact any other business that properly comes before the special meeting or any adjournments or postponements of the meeting.

Recommendation of the Board of Directors

The Wayne Bancorp Board of Directors has adopted the Agreement and Plan of Merger, as amended, and unanimously recommends that Wayne Bancorp shareholders vote “FOR” the adoption of the Agreement and Plan of Merger, as amended, and the merger of NC Acquisition Corp. into Wayne Bancorp contemplated thereby.

Record Date

Wayne Bancorp’s Board of Directors has fixed the close of business on July 30, 2004, as the record date.  Only shareholders of record of Wayne Bancorp common stock on the books of Wayne Bancorp as of the close of business on the record date will be entitled to notice of, and to vote at, the special meeting and any postponements or adjournments of the meeting.  On June 30, 2004, Wayne Bancorp had 6,315,770 shares of Wayne Bancorp common stock issued and outstanding, including 140,337 shares held by the Wayne County National Bank Trust Department as sole trustee, and approximately 1,667 shareholders of record.  Each share of Wayne Bancorp common stock outstanding on the record date is entitled to one vote at Wayne Bancorp’s special meeting on each matter to be voted on.

Quorum and Voting

A majority of all shares of Wayne Bancorp common stock outstanding on the record date, represented in person or by proxy, constitutes a quorum for the transaction of business at Wayne

Bancorp’s special meeting.  Abstentions and broker non-votes count as present for establishing a quorum.

The affirmative vote of two-thirds of the outstanding shares of Wayne Bancorp common stock entitled to vote at the Wayne Bancorp special meeting is required to adopt the Agreement and Plan of Merger, as amended, and approve the merger.  Such approval shall also reflect approval of the merger under the Ohio Control Share Acquisition Act.  Abstentions and broker non-votes will have the same effect as a vote against the Agreement and Plan of Merger, as amended and the merger.

As of June 30, 2004, the directors and officers of Wayne Bancorp as a group, directly or indirectly, beneficially owned 197,215 shares of Wayne Bancorp common stock, or approximately 3.12% of the outstanding shares of Wayne Bancorp on that date.

Proxies

Shares of Wayne Bancorp common stock represented by proxies properly executed and received by Wayne Bancorp in time to be voted at Wayne Bancorp’s special meeting will be voted in accordance with the instructions indicated on the proxies.  If no instructions are indicated, the shares will be voted “FOR” the adoption of the Agreement and Plan of Merger, as amended, and approval of the merger contemplated by the Agreement and Plan of Merger, as amended.

All proxies voted in favor of the approval of the proposal may, at the discretion of the proxy holder, be voted “FOR” a motion to adjourn or postpone Wayne Bancorp’s special meeting to another time and/or place for the purpose of soliciting additional proxies or otherwise.

Wayne Bancorp’s Board of Directors currently is not aware of any business to be acted upon at the special meeting other than as described in this proxy statement.  If, however, other matters are properly brought before the special meeting, in the absence of instructions to the contrary, persons appointed as proxies will have discretion to vote or act on the matters in their best judgment.

Revocation of Proxies

The presence of a Wayne Bancorp shareholder at the special meeting, or at any adjournment or postponement, will not automatically revoke the shareholder’s proxy.  However, a Wayne Bancorp shareholder may revoke a proxy at any time prior to its exercise by:

•

delivering to the Secretary/Treasurer of Wayne Bancorp a written notice of revocation bearing a later date than the date of the proxy;

•

delivering to the Secretary/Treasurer of Wayne Bancorp prior to the special meeting of a duly executed proxy bearing a later date; or

•

attending the special meeting and voting in person at the special meeting.

Solicitation of Proxies

Wayne Bancorp is soliciting proxies for the Wayne Bancorp special meeting from Wayne Bancorp shareholders.  Proxies may be solicited by mail, personal interview, telephone and telecopy by directors, officers and employees of Wayne Bancorp and its subsidiaries on a part-time basis and for no additional compensation.  Wayne Bancorp will bear the costs it incurs in the solicitation of proxies under this proxy statement, including amounts paid in reimbursement to banks, brokerage firms, custodians, nominees and others for expenses incurred in forwarding soliciting material to the beneficial owners of Wayne Bancorp common stock.  Wayne Bancorp may decide it is appropriate to retain a proxy solicitation agency, in which case, the costs of such service will be paid by Wayne Bancorp.

Communications by Wayne Bancorp Shareholders with Wayne Bancorp

Any written revocation of proxy or other communications in connection with this proxy statement and requests for additional copies of this proxy statement or the proxy card should be sent to Wayne Bancorp, 112 W. Liberty Street, P.O. Box 757, Wooster, Ohio 44691, Attention:  John A. Lende.  If you have any questions or need further assistance in voting your shares, please call (330) 264-1222.

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THE COMPANIES

Wayne Bancorp

112 West Liberty Street

Wooster, Ohio 44691

Wayne Bancorp was incorporated under the laws of the State of Ohio in April, 1986 for the purpose of becoming a bank holding company under the Bank Holding Company Act of 1956 by acquiring all of the outstanding shares of Wayne County National Bank.  Wayne Bancorp is now a multi-bank holding company and currently has two operating bank subsidiaries, Wayne County National Bank and Savings Bank & Trust (formerly known as Chippewa Valley Bank).  Chippewa Valley Bank was acquired by Wayne Bancorp in March, 1998 and was subsequently merged with The Savings Bank and Trust Company in 2003 to form Savings Bank & Trust.  Wayne Bancorp also has four non-banking affiliates, MidOhio Data, a proof operations company, Chippewa Valley Title Agency, a title insurance agency which is a wholly-owned subsidiary of Wayne County National Bank, Access Financial Corp., a finance company, and SBT Title LLC, a title insurance agency which is 49% owned by Savings Bank & Trust.  As part of its 2003 Strategic Plan, Wayne Bancorp has considered the possibility of divesting certain of its non-bank subsidiaries.

Wayne County National Bank.  Wayne County National Bank was chartered as a national bank in 1845 and has been in continuous operation since that time.  It is engaged in the general commercial banking business through its principal office in Wooster, Ohio and through its 11 branch offices and two loan origination offices located in Wayne, Holmes and Stark Counties, Ohio.  Wayne County National Bank provides customary retail and commercial bank services, including checking and savings accounts, time deposits, NOW accounts, safe deposit facilities, real estate mortgage loans and installment loans.  Other services provided by the bank include secured and unsecured commercial loans, trust services and various other services to meet the public’s banking needs.  As of December 31, 2003, Wayne County National Bank had 118 full-time and 18 part-time employees.

Savings Bank & Trust.  Savings Bank & Trust (formerly Chippewa Valley Bank) was chartered as an Ohio bank in 1907 and has been in continuous operation since that time.  It is engaged in the general commercial banking business through its main office in Wadsworth, Ohio and through its 14 branch offices located in Wayne, Medina and Stark Counties, Ohio.  Savings Bank & Trust provides retail bank services, including the acceptance of demand, savings, money market and time deposits and the making of various types of loans.  As part of its 2003 Strategic Plan, Wayne Bancorp is continuing to explore the possibility of relocating and/or consolidating branches of Savings Bank & Trust as well as potentially opening new branches of the bank, all of which will be dependent on whether the merger with National City is approved by the shareholders of Wayne Bancorp.

As of December 31, 2003, Savings Bank & Trust had 115 full-time and 21 part-time employees.  Wayne Bancorp provides a number of benefits to its and its subsidiaries’ full-time employees, including health and life insurance, pension, workers’ compensation, paid vacation and numerous bank services.

National City Corporation

1900 East Ninth Street

Cleveland, Ohio 44114

National City is a financial holding company headquartered in Cleveland, Ohio.  National City operates through an extensive distribution network in Ohio, Michigan, Missouri, Pennsylvania, Indiana, Kentucky and Illinois and also conducts selected consumer lending businesses and other financial services on a nationwide basis.  National City’s primary businesses include commercial and retail banking, consumer finance, asset management, mortgage financing and servicing and payment processing.  Operations are primarily conducted through more than 1,100 branch banking offices located within a seven-state footprint and over 330 retail mortgage offices located throughout the United States.  Including its subsidiaries, National City had 33,331 full-time-equivalent employees at December 31, 2003.  As of December 31, 2003, National City’s consolidated total assets were $113.9 billion and its total stockholders’ equity was $9.3 billion.  Based on asset size, National City is one of the largest commercial banking organizations in the United States.

National City’s principal banking subsidiaries are National City Bank, National City Bank of Michigan/ Illinois, National City Bank of Pennsylvania, National City Bank of Kentucky and National City Bank of Indiana.  Pursuant to the Agreement and Plan of Merger, as amended, dated February 16, 2004 by and between Provident Financial Group, Inc. and National City, Provident Financial Group merged with and into National City effective as of July 1, 2004.  As a result of the Provident Financial Group merger, The Provident Bank, an Ohio state-chartered bank, is a wholly-owned subsidiary of National City.  It is anticipated that The Provident Bank will be merged with and into National City Bank in the first quarter of 2005.  National City Corporation is a legal entity separate and distinct from its subsidiary banks and other subsidiaries.  A substantial portion of National City’s cash revenue is received from its subsidiary banks in the form of cash dividends.  Federal law limits the manner and amount of funding that National City’s subsidiary banks may provide to it.  The bank subsidiaries are limited as to the dividends they are allowed to pay.  The type and amount of any security required to be pledged for any loans from National City’s subsidiary banks to it is dictated by Section 23A of the Federal Reserve Act and Federal Reserve Board Regulation W.  The Office of the Comptroller of the Currency is the primary federal regulator for National City’s national bank subsidiaries.

National City and its banking subsidiaries are required to meet various capital requirements.  Failure to meet the minimum capital requirements can result in its being denied the right to acquire existing companies or establish new companies, its subsidiary banks being limited in their ability to pay dividends, its subsidiary banks being required to raise additional capital, an increase in the deposit insurance premiums payable to the FDIC and the potential loss of deposit insurance.  National City and its subsidiary banks have consistently maintained capital levels at or above the “well-capitalized” level.  The “well-capitalized” standard is the highest regulatory standard.

For National City to maintain its financial holding company status, all of its subsidiary banks must be “well-capitalized” and “well-managed” and have a Community Reinvestment Act rating of “satisfactory or above” as determined by their federal regulator, which is the Office of the Comptroller of the Currency for National City’s national banks and the FDIC for Madison Bank and Trust, an Indiana chartered bank subsidiary of National City.  As of this time, all of these requirements have been met by National City’s subsidiary banks.

NC Acquisition Corp.

1900 East Ninth Street

Cleveland, Ohio 44114

NC Acquisition Corp. is a wholly-owned subsidiary of National City organized under the laws of the State of Delaware.

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THE MERGER

The discussion in this proxy statement of the mergers and the description of the principal terms and conditions of the Agreement and Plan of Merger, as amended, is a summary only.  You should refer to the Agreement and Plan of Merger, as amended, for the details of the mergers.  We have attached a copy of the Agreement and Plan of Merger, as amended, to this document as Exhibit A.  You are urged to read Exhibit A and the other exhibits to this proxy statement carefully.

Merger Consideration

The Agreement and Plan of Merger, as amended, provides for the merger of (i) NC Acquisition Corp. with and into Wayne Bancorp and (ii) following such merger, Wayne Bancorp will be merged with and into National City.  The consideration for the merger of NC Acquisition Corp. with and into Wayne Bancorp is an exchange $28.50 in cash for each issued and outstanding share of Wayne Bancorp common stock.  On June 3, 2004, the last trading day prior to the announcement of the transaction, the closing price of Wayne Bancorp common stock was $20.70.  Based on the number of outstanding shares of Wayne Bancorp common stock as of June 30, 2004, the total merger consideration is approximately $180 million.

In addition, each outstanding option to purchase shares of Wayne Bancorp, whether vested or unvested, will automatically be converted into the right to receive an amount in cash equal to $28.50 per share, less the applicable exercise price, for each share of common stock subject to such options.

Also, at the time of the merger of NC Acquisition Corp. into Wayne Bancorp, all shares held in the Wayne Bancorp Employee Stock Ownership Plan will be converted into cash.  Upon receipt of the cash, the plan will repay the loan the plan obtained from a third party financial institution to acquire the common shares held by plan.  Any excess cash within the plan will be distributed to the participants on a basis similar to the normal allocation process for annual company contributions.  Upon completion of the loan payoff and distribution of excess cash, the plan will be terminated and participants will direct the plan administrator as to the transfer of plan funds into other retirement plans either within an existing National City plan, an individual retirement account or cash distribution.

Upon completion of the merger of NC Acquisition Corp. into Wayne Bancorp, Wayne Bancorp will be merged with and into National City, with National City being the surviving company.  After the merger of Wayne Bancorp with and into National City, Wayne Bancorp will cease to exist, and the assets, business and operations of Wayne Bancorp will be owned by National City.  The shareholders of Wayne Bancorp, that is, all of Wayne Bancorp’s shareholders other than those who own shares of National City’s common stock prior to the consummation of the merger of NC Acquisition Corp. into Wayne Bancorp, will not own any part of National City, and their shares of Wayne Bancorp will automatically be converted into the right to receive an amount in cash equal to $28.50 per share.

In addition, following the completion of the merger between Wayne Bancorp and National City, both of Wayne Bancorp’s banking subsidiaries, Wayne County National Bank and

Savings Bank & Trust, will be merged with and into National City Bank, a national banking association, as soon as is practicable.  National City Bank will be the surviving bank in such merger.

Procedures for Exchanging Stock Certificates

After the merger of NC Acquisition Corp. into Wayne Bancorp becomes effective, you will be requested to return your certificates for Wayne Bancorp common stock to National City in order to receive a check representing the cash merger consideration.  National City will mail a letter of transmittal to each Wayne Bancorp shareholder with instructions on how to surrender your certificates representing shares of Wayne Bancorp common stock.  In the event you are unable to produce a certificate(s) representing your shares of Wayne Bancorp common stock, you may instead deliver:

(1)

evidence reasonably satisfactory to National City that such certificate(s) has been lost, mislaid, wrongfully taken or destroyed,

(2)

such security or indemnity as reasonably may be requested by National City to hold it harmless, and

(3)

evidence reasonably satisfactory to National City that you are the owner of the shares represented by the certificate or certificates claimed to be lost, mislaid, wrongfully taken or destroyed and that you are the person who would have been entitled to present each such certificate and to receive cash in exchange therefor pursuant to the Agreement and Plan of Merger, as amended.

You will not receive the cash merger consideration to which you are entitled until such time as you have surrendered your Wayne Bancorp share certificates (or satisfied the conditions for lost, mislaid, wrongfully taken or destroyed certificates).

Please do not return your Wayne Bancorp common share certificates to National City or Wayne Bancorp until you are specifically instructed to do so by National City.  After the merger has been consummated, you will receive a letter containing all of the instructions for the exchange of your certificates.

Background of the Merger

As part of their continuing efforts to maximize shareholder value, Wayne Bancorp’s Board of Directors has considered various strategic options from time to time, including the possibility of seeking a merger with another financial institution.

In recent years, there has been, and there continues to be, substantial consolidation in the United States banking and financial services industry.  This trend is necessarily of concern to smaller institutions like Wayne Bancorp because larger entities that emerge from consolidations may acquire substantial competitive advantages.  Wayne Bancorp has been dedicated to the goal of providing superior banking services, and, in analyzing strategic alternatives has always sought to insure that its actions result in enhanced shareholder value.

In October 2003, the Board of Directors of Wayne Bancorp engaged in strategic planning sessions which focused on developing ways in which to enhance shareholder value.  During these sessions, the Board of Directors discussed and considered, among other topics, (1) revising the corporate structure of Wayne Bancorp and its subsidiaries, (2) collapsing the banking charter of Savings Bank & Trust into the banking charter of Wayne County National Bank and (3) the possibility of an affiliation with another holding company or financial institution.

In December 2003, Dave Boyle, President and Chief Executive Officer of Wayne Bancorp, received an indication from a third party that National City was interested in exploring a possible affiliation of with Wayne Bancorp. Shortly thereafter in January 2004, Mr. Philip Rice, President and CEO of National City Bank, called Mr. Boyle asking Mr. Boyle to consider meeting to discuss potential opportunities for the two companies.  During this telephone call, Mr. Boyle agreed to meet with representatives from National City.

Also in January, Mr. Boyle met with the Executive Committee of the Board of Directors of Wayne Bancorp to discuss all of the indications of interest they had received from various companies.  At this meeting, Mr. Boyle was instructed by the Executive Committee to engage in more detailed discussions with those companies expressing an interest in Wayne Bancorp, including National City.

In February 2004, Mr. Boyle met with representatives of National City.  The representatives of National City presented Mr. Boyle with some general thoughts and ideas regarding a potential merger of the two companies.  The parties did not get into any specific details at this meeting, however, Mr. Boyle was informed that National City had considerable interest in an affiliation with Wayne Bancorp.

Later in February 2004, National City announced its acquisition of Provident Bank.  Following this announcement, Mr. Boyle received a telephone call from a representative of National City during which National City informed Mr. Boyle that the acquisition of Provident Bank would likely not present a problem in moving forward with discussions with Wayne Bancorp should Wayne Bancorp decide to do so.

During March and April, Wayne Bancorp received indications of interest from three companies which provided more specific terms of potential offers than had previously been discussed.  As a result, on April 20, 2004, the Board of Directors of Wayne Bancorp instructed Mr. Boyle to engage in formal discussions with National City, as well as the other interested parties, for the purpose of discussing more specific details regarding these companies’ interest in Wayne Bancorp.  At the same meeting, the Board of Directors also engaged Stifel, Nicolaus to serve as an investment banker and Dinsmore & Shohl LLP as legal counsel to assist and advise Mr. Boyle and the Board of Directors throughout the merger discussions.

On May 5 and May 13, 2004, the Executive Committee of the Board of Directors met to discuss the letters of indication of interest received from interested parties.  At these meetings, the Executive Committee reviewed the preliminary evaluations of Stifel, Nicolaus with respect to each of the proposed mergers.  On May 19, 2004, the Executive Committee again met to discuss the proposed mergers.  After discussing each of the proposed mergers, the Executive Committee authorized Wayne Bancorp management to proceed with merger negotiations with National City.

On June 2, 2004, the Wayne Bancorp Executive Committee of the Board of Directors met to discuss the merger agreement that had been prepared by National City.  The Executive Committee decided to proceed with the transaction with National City and empowered Wayne Bancorp management, with the assistance of counsel, to make necessary changes to the merger agreement.

On June 4, 2004, the Wayne Bancorp Board of Directors met to consider the merger agreement negotiated by the parties.  Legal counsel for Wayne Bancorp discussed the terms of the merger agreement with the Board of Directors and answered any questions posed by the directors.  Representatives of Stifel, Nicolaus also were present at this meeting and delivered an opinion that the merger transaction was fair to the Wayne Bancorp shareholders.  After further discussion, the Wayne Bancorp Board of Directors unanimously approved the merger agreement and the merger with National City.

Wayne Bancorp issued a press release dated June 4, 2004 to announce the proposed merger with National City.

Reasons for the Merger; Recommendation of the Board of Directors

In reaching its determination to adopt the Agreement and Plan of Merger, as amended, and recommend the approval of the Agreement and Plan of Merger, as amended, by the shareholders, the Wayne Bancorp Board of Directors consulted with Wayne Bancorp management, legal consultants and Stifel, Nicolaus & Company, Incorporated and considered the following material factors in support of the Board’s recommendation:

(1)

the financial terms of the merger, as presented to the Board of Directors of Wayne Bancorp, are fair to the shareholder of Wayne Bancorp;

(2)

the benefits to Wayne Bancorp through an enhanced ability to meet the financial needs of its customers and compete in the rapidly changing financial services industry;

(3)

certain cost benefits due to economies of scale and enhanced continuity of management;

(4)

the effect on shareholder value of Wayne Bancorp remaining an independent entity in light of management’s financial projections and when considered in the face of increased competition to community banks in general from large bank holding companies and other financial institutions;

(5)

the potential negative impact on the value of Wayne Bancorp common stock that may result from the anticipated removal of Wayne Bancorp from the Russell 2000 Index;

(6)

the long-term interests of Wayne Bancorp and its shareholders, as well as the interests of Wayne Bancorp employees, customers, creditors and the communities in which Wayne Bancorp operates;

(7)

the cost of compliance by Wayne Bancorp and Savings Bank & Trust with the respective Memorandum of Understanding to which they are each subject;

(8)

Savings Bank & Trust has not paid its regular dividend to Wayne Bancorp and is not likely to be paying any dividends to Wayne Bancorp in the near future as a result of the Memorandum of Understanding;

(9)

Wayne Bancorp’s dividend to its shareholders is dependent upon regulatory approval and there is no guarantee that any future dividends will be approved by the regulatory agencies as a result of the Memorandum of Understanding;

(10)

the cost of compliance with Sarbanes-Oxley and related regulations;

(11)

significant issues related to the management of Savings Bank & Trust;

(12)

Wayne Bancorp’s ability, and the ability of its subsidiaries, to hire and retain suitable personnel; and

(13)

the likelihood of obtaining the required regulatory approvals for the merger.

The Board of Directors of Wayne Bancorp also considered a variety of risks and other potentially negative factors in deliberations concerning the merger.  In particular, the Board of Directors of Wayne Bancorp considered:

(1)

the cost associated with the regulatory approval process, cost in connection with calling the special meeting of shareholders and other merger-related costs;

(2)

the fact that the merger would be the third acquisition by National City in the past year;

(3)

acceptance of the change by the communities served by Wayne Bancorp;

(4)

the loss of Wayne Bancorp’s and its banking subsidiaries’ independence as separate institutions;

(5)

the tax effects of an all cash merger on the shareholders of Wayne Bancorp.

The Board of Directors of Wayne Bancorp did not receive a quantitative analysis of the factors listed above.  However, the Board of Directors of Wayne Bancorp concluded that the anticipated benefits of the merger outweighed the possible detriments.

This discussion is not intended to be exhaustive but includes the material information and factors considered by the Wayne Bancorp Board of Directors in its consideration of the merger.  In view of the wide variety of factors considered, the Wayne Bancorp Board of Directors did not assign relative weights to the specific factors considered in reaching its determination.  The determination was made after consideration of all of the factors as a whole.  In addition, individual members of the Wayne Bancorp Board of Directors may have given different weights to different factors.

The Board of Directors unanimously recommends that Wayne Bancorp shareholders vote for approval and adoption of the merger of NC Acquisition Corp. into Wayne Bancorp contemplated by the Agreement and Plan of Merger, as amended.

Opinions of Financial Advisors

Wayne Bancorp, Inc. has retained Stifel, Nicolaus & Company, Incorporated as its financial advisor in connection with the merger because Stifel is a nationally recognized investment-banking firm with substantial expertise in transactions similar to the merger.  Stifel is an investment banking and securities firm with membership on all principal United States’ securities exchanges.  As part of its investment banking activities, Stifel is regularly engaged in the independent valuation of businesses and securities in connection with mergers, acquisitions, underwritings, sales and distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes.

On June 4, 2004, Stifel rendered its oral opinion to the Board of Directors of Wayne Bancorp  that, as of such date, the consideration pursuant to the merger agreement was fair to the holders of Wayne Bancorp common stock from a financial point of view.  Stifel has confirmed its June 4, 2004 opinion by delivery of its opinion to the Wayne Bancorp  Board of Directors, dated the date of this proxy statement, that, based upon and subject to the various considerations set forth therein, as of the date hereof the consideration pursuant to the agreement is fair to the holders of Wayne Bancorp common stock from a financial point of view.

The full text of Stifel’s written opinion dated June 4, 2004, which sets forth the assumptions made, matters considered and limitations of the review undertaken, is attached as Exhibit B to this proxy statement and is incorporated herein by reference.  Holders of Wayne Bancorp common stock are urged to, and should, read this opinion carefully and in its entirety in connection with this proxy statement.  The summary of the opinion of Stifel set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion.

No limitations were imposed by Wayne Bancorp on the scope of Stifel’s investigation or the procedures to be followed by Stifel in rendering its opinion.  Stifel was not requested to and did not make any recommendation to Wayne’s Board of Directors as to the form or amount of the consideration to be paid to Wayne Bancorp or its shareholders, which was determined through arm’s length negotiations between the parties.  In arriving at its opinion, Stifel did not ascribe a specific range of values to Wayne.  Its opinion is based on the financial and comparative analyses described below.  Stifel’s opinion was directed solely to Wayne’s Board of Directors for its use in connection with its consideration of the merger.  Stifel’s opinion addressed only the fairness of the consideration to the holders of Wayne Bancorp common stock from a financial point of view, did not address any other aspect of the merger, and was not intended to be and does not constitute a recommendation to any shareholder of Wayne Bancorp as to how such shareholder should vote with respect to the merger.  Stifel was not requested to opine as to, and its opinion does not address, Wayne’s underlying business decision to proceed with or effect the merger or the relative merits of the merger compared to any alternative transaction that might be available to Wayne.

In connection with its June 4, 2004 opinion, Stifel, among other things:

•

reviewed the form of the merger agreement as executed on June 4, 2004;

•

reviewed the financial statements of Wayne Bancorp and National City included in their respective Annual Reports on Form 10-K for the five years ended December 31, 2003 and their respective Quarterly Reports on Form 10-Q for the quarter ended March 31, 2004;

•

reviewed certain internal financial analyses and forecasts for Wayne Bancorp prepared by its management;

•

held discussions with Wayne’s senior management regarding recent developments and management’s financial forecasts for Wayne;

•

compared certain financial and securities data of Wayne Bancorp and National City with various other companies whose securities are traded in public markets and reviewed the historical stock prices and trading volumes of the common stock of Wayne;

•

reviewed the financial terms of certain other business combinations; and

•

conducted such other financial studies, analyses and investigations as it deemed appropriate for purposes of its opinion.

Stifel also took into account its assessment of general economic, market and financial conditions and its experience in other transactions, as well as its experience in securities valuations and its knowledge of the banking industry generally.

In rendering its opinion, Stifel relied upon and assumed, without independent verification, the accuracy and completeness of all of the financial and other information that was provided to it or that was otherwise reviewed by it and did not assume any responsibility for independently verifying any of such information.  With respect to the financial forecasts supplied to Stifel (including, without limitation, potential cost savings and operating synergies realized by a potential acquirer and identified by the management of Wayne Bancorp to result from a transaction with Wayne), Stifel assumed that they were reasonably prepared on the basis reflecting the best currently available estimates and judgments of the management of Wayne Bancorp as to the future operating and financial performance of Wayne, that they would be realized in the amounts and time periods estimated and that they provided a reasonable basis upon which Stifel could form its opinion.  Stifel also assumed that there were no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of either Wayne Bancorp or National City since the date of the last financial statements made available to it.  Stifel also assumed, without independent verification and with Wayne’s consent, that the aggregate allowances for loan losses set forth in the financial statements of  and National City are in the aggregate adequate to cover all such losses.  Stifel did not make or obtain any independent evaluation, appraisal or physical inspection of Wayne’s or National City’s assets or liabilities, the collateral securing any of such assets or liabilities, or the collectibility of any such assets nor did it review loan or credit files of Wayne or National City.  Stifel relied on advice of Wayne’s counsel as to certain legal matters with respect to Wayne, the merger agreement and the transactions and other matters contained or contemplated therein.  Stifel assumed, with Wayne’s consent, that there are no factors that would delay or subject to any adverse conditions any necessary regulatory or governmental approval and that all conditions to the merger will be satisfied and not waived.

In rendering its opinion, Stifel assumed that the merger will be consummated as provided in the merger agreement.  Stifel’s opinion was necessarily based on economic, market, financial and other conditions as they existed on, and on the information made available to it as of, the date of its opinion, and does not imply any conclusion as to the price or trading range of Wayne Bancorp common stock or National City common stock, which may vary depending upon various factors, including changes in interest rates, dividend rates, market conditions, economic conditions and other factors that influence the price of securities.

The financial forecasts furnished to Stifel for Wayne and estimates of potential cost savings and operating synergies to be realized by a potential acquirer were prepared by the management of Wayne and constitute forward-looking statements.  As a matter of policy, Wayne does not publicly disclose internal management forecasts, projections or estimates of the type furnished to Stifel in connection with its analysis of the financial terms of the merger, and such forecasts and estimates were not prepared with a view towards public disclosure.  These forecasts and estimates were based on numerous variables and assumptions which are inherently uncertain and which may not be within the control of the management of Wayne, including, without limitation, factors related to the integration of Wayne and general economic, regulatory and competitive conditions.  Accordingly, actual results could vary materially from those set forth in such forecasts and estimates.

In connection with rendering its June 4, 2004 opinion, Stifel performed a variety of financial analyses that are summarized below.  Such summary does not purport to be a complete description of such analyses.  Stifel believes that its analyses and the summary set forth herein must be considered as a whole and that selecting portions of such analyses and the factors considered therein, without considering all factors and analyses, could create an incomplete view of the analyses and processes underlying its opinion.  The preparation of a fairness opinion is a complex process involving subjective judgments and is not necessarily susceptible to partial analysis or summary description.  In its analyses, Stifel made numerous assumptions with respect to industry performance, business and economic conditions, and other matters, many of which are beyond the control of Wayne Bancorp or National City.  Any estimates contained in Stifel’s analyses are not necessarily indicative of actual future values or results, which may be significantly more or less favorable than suggested by such estimates.  Estimates of values of companies do not purport to be appraisals or necessarily reflect the actual prices at which companies or their securities actually may be sold.  No company or transaction utilized in Stifel’s analyses was identical to Wayne Bancorp or National City or the merger. Accordingly, an analysis of the results described below is not mathematical; rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and other facts that could affect the public trading value of the companies to which they are being compared.  None of the analyses performed by Stifel was assigned a greater significance by Stifel than any other.  The analyses described below do not purport to be indicative of actual future results, or to reflect the prices at which Wayne Bancorp common stock or National City common stock may trade in the public markets.

The following is a summary of the financial analysis performed by Stifel in connection with providing its opinion on June 4, 2004.  In connection with its written opinion dated as of the date of this proxy statement, Stifel performed procedures to update certain of its analyses and reviewed the assumptions on which such analyses were based and the factors considered in connection therewith.  In updating its opinion, Stifel did not utilize any methods of analysis in addition to those described.

Analysis of Bank Merger Transactions.  Stifel analyzed certain information relating to recent transactions in the bank industry, consisting of (1) 158 acquisitions announced since May 27, 2003, involving sellers in all regions of the United States with announced transactions values and excluding merger of equals transactions, referred to below as Group A,  and (2) 19 selected U.S. bank and thrift acquisitions announced since April 10, 2003, with announced transactions values and excluding merger of equals transactions, referred to below as Group B.  Stifel calculated the following ratios with respect to the merger and the selected transactions:

Ratios	Wayne/ National City	Group A Selected Transactions Median
Deal Price Per Share/ Book Value Per Share	180.0%	229.3%
Deal Price Per Share/Tangible Book Value Per Share	253.0%	244.9%
Adjusted Deal Price/6.50% Equity	252.4%	263.1%
Deal Price Per Share/Last 12 Months Earnings Per Share	18.4x	22.8x
Deal Price/Assets	23.1%	19.5%
Premium over Tangible Book Value/Deposits	16.5%	13.3%
Deal Price/Deposits	28.4%	23.3%
Ratios	Wayne/ National City	Group B Selected Transactions Median
Deal Price Per Share/ Book Value Per Share	180.0%	220.8%
Deal Price Per Share/Tangible Book Value Per Share	253.0%	282.6%
Adjusted Deal Price/6.50% Equity	252.4%	255.7%
Deal Price Per Share/Last 12 Months Earnings Per Share	18.4x	19.5x
Price to Current EPS	18.2x	16.8x
Price to Forward EPS	17.3x	15.7x
Deal Price/Assets	23.1%	19.3%
Premium over Tangible Book Value/Deposits	16.5%	17.5%
Deal Price/Deposits	28.4%	26.1%

This analysis resulted in a range of imputed values for Wayne Bancorp common stock of between $23.25 and $36.30 based on the median multiples for Group A, and between $23.53 and $34.97 based on the median multiples for Group B.

Present Value Analysis.  Applying discounted cash flow analysis to the theoretical future earnings and dividends of Wayne, Stifel compared the consideration to be received in exchange for one share of Wayne Bancorp common stock under the terms of the merger agreement as executed on June 4, 2004 to the calculated future value of one share of Wayne’s common stock on a stand-alone basis.  The analysis was based upon management’s projected earnings growth, a range of assumed price/earnings ratios, and a 12.0%, 15.0% and 18.0% discount rate.  Stifel selected the range of terminal price/earnings ratios on the basis of past and current trading multiples for other publicly traded comparable banks. The stand-alone present value of Wayne’s common stock calculated on this basis ranged from $15.20 to $21.90 per share.

Discounted Cash Flow Analysis.  Using a discounted cash flow analysis, Stifel estimated the net present value of the future streams of after-tax cash flow that Wayne Bancorp could produce to benefit a potential acquiror, referred to below as dividendable net income.  In this analysis, Stifel assumed that Wayne Bancorp would perform in accordance with management’s estimates and calculated assumed after-tax distributions to a potential acquiror such that Wayne’s tangible common equity ratio would be maintained at 6.5 percent of assets.  Stifel calculated the sum of the assumed perpetual dividendable net income streams per share beginning in the year 2004 discounted to present values at assumed discount rates ranging from 12.5% to 17.5% and based upon cost savings ranging from 0% to 35% of Wayne’s non-interest expense.  This discounted cash flow analysis indicated an implied equity value reference range of $12.11 to $29.77 per share of Wayne’s common stock.  This analysis did not purport to be indicative of actual future results and did not purport to reflect the prices at which shares of Wayne’s common stock may trade in the public markets.  A discounted cash flow analysis was included because it is a widely used valuation methodology, but the results of such methodology are highly dependent upon the numerous assumptions that must be made, including estimated cost savings and operating synergies, earnings growth rates, dividend payout rates and discount rates.

Analysis of Premium to Market Price for Merger Transactions.  Stifel analyzed the premiums paid to the then current market price one day, one week and one month prior to the date of announcement of a transaction for 281 transactions in the bank and thrift industries with deal values between $100 million and $500 million announced in the United States since May 21, 1994.  Stifel calculated the following ratios with respect to the merger and such transactions:

	Wayne / National City	Transactions Announced Since May 21, 1994
Market Premium Data		10th Percentile	Median	90th Percentile
Premium to stock price 1 day prior to announcement	39.2%	4.4%	20.8%	50.6%
Premium to stock price 1 week prior to announcement	42.0%	7.6%	26.7%	56.3%
Premium to stock price 1 month prior to announcement	22.0%	11.7%	30.5%	64.4%

This analysis resulted in a range of imputed values for Wayne Bancorp common stock of between $24.75 and $30.50 based on the median premiums for such transactions.

Comparison of Selected Companies.  Stifel reviewed and compared certain multiples and ratios for the merger with a peer group of 31 selected banks with assets less than $2.5 billion within Stifel’s Research Coverage Universe.  In order to calculate a range of imputed values for a share of Wayne Bancorp common stock, Stifel applied a 30.5% control premium to the trading prices of the selected group of comparable companies and compared the resulting theoretical offer price to each of book value, tangible book value, adjusted 6.5% equity, latest 12 months earnings, estimated 2004 earnings as provided by First Call, assets, tangible book value to deposits and deposits.  Stifel then applied the resulting range of multiples and ratios for the peer group specified above to the appropriate financial results of Wayne Bancorp .  This analysis resulted in a range of imputed values for Wayne Bancorp common stock of between $30.99 and $42.35 based on the median multiples and ratios for the peer group. The 30.5% control premium selected by Stifel was based on a 10 year analysis of market premiums paid in bank and thrift merger transactions with announced deal values between $100 million to $500 million.

Additionally, Stifel calculated the following ratios with respect to the 31 selected comparable companies after application of the 30.5% control premium:

	Wayne/ National City	31 Selected Comparable Companies
Ratios		Minimum	Median	Maximum
Deal Price Per Share/ Book Value Per Share	180.0%	176.3%	267.4%	485.9%
Deal Price Per Share/Tangible Book Value Per Share	253.0%	176.3%	317.0%	766.7%
Adjusted Deal Price/6.50% Equity	252.4%	196.4%	316.1%	542.5%
Deal Price Per Share/Latest 12 Months Earnings	18.4x	16.9x	22.1x	40.5x
Deal Price Per Share/ Estimated 2004 Earnings Per Share	18.2x	16.0x	20.1x	31.6x
Deal Price/Assets	23.1%	16.4%	25.1%	39.6%
Premium over Tangible Book Value/Deposits	16.5%	8.6%	21.9%	46.6%
Deal Price/Deposits	28.4%	20.8%	33.0%	69.4%

As described above, Stifel’s opinion was among the many factors taken into consideration by the Wayne Bancorp  Board of Directors in making its determination to approve the merger.

Pursuant to the terms of Stifel’s engagement, Wayne Bancorp  paid Stifel a nonrefundable cash fee of $300,000 for the rendering of Stifel’s fairness opinion with respect to the signing of the definitive agreement and an additional nonrefundable fee of $150,000 upon the delivery of the update of the fairness opinion dated the date of this proxy statement.  These fees will be credited against the compensation due to Stifel upon the completion of the transaction.  In addition, Wayne Bancorp  has agreed to pay Stifel an additional fee of 1.00% of the total aggregate consideration paid in the transaction (or approximately $1.8 million), less the fees already paid, subject to and conditioned upon consummation of the merger.  Wayne Bancorp  has also agreed to reimburse Stifel for certain out-of-pocket expenses and has agreed to indemnify Stifel, its affiliates and their respective partners, directors, officers, agents, consultants, employees and controlling persons against certain liabilities, including liabilities under the federal securities laws.

During the past year, Stifel has traded equity securities of Wayne Bancorp  and National City for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities.

Interests of Certain Persons

As of the record date, the directors and executive officers of Wayne Bancorp directly or indirectly held 197,215 shares of Wayne Bancorp common stock, representing 3.12% of all outstanding shares of common stock entitled to vote at the Wayne Bancorp special meeting.  Wayne County National Bank’s trust department, through Wayco & Company, holds 140,337 shares (2.22%) of Wayne Bancorp’s common stock as nominee.  It is anticipated these shares will be voted in favor of the adoption of the Agreement and Plan of Merger, as amended, and approval of the merger.

David P. Boyle, the current president and chief executive officer of Wayne Bancorp, has executed an employment agreement with National City, subject to the consummation of the merger.  In exchange, Mr. Boyle relinquished all of his rights and benefits under his change of control agreement with Wayne Bancorp.  Mr. Boyle’s new agreement with National City is substantially similar to his current employment arrangement with Wayne Bancorp except that he will now also be bound by a non-competition agreement which is included in the agreement.

Michael Force, James Gumpp, Richard Holcombe, Stephen Kitchen, John Lende, Steve Lewis and Philip Swope all have change in control agreements with Wayne Bancorp, Inc. and Rod Steiger has a change in control agreement with Savings Bank & Trust.  For those persons who have change in control agreements with Wayne Bancorp, Inc., such agreements provide severance benefits of one to three years based on 96% of the total compensation paid to the employee as of the last whole calendar year as determined for federal income tax purposes.  The change in control agreements may be exercised in the event employment is terminated or certain other conditions are met.  The change in control agreement for Rod Steiger may be exercised for substantially the same reasons, however his severance benefits provide for 2.99 times his current base salary.  These agreements for those employees listed above also provide for a continuation of employee benefit plans for the term of the agreements.  Due to the existence of the Memorandum of Understanding, any change of control payments which become due to employees cannot be paid until prior approval of the Federal Reserve and/or the Ohio Division of Financial Institutions is received.

As of July 9, 2004, Rod Steiger resigned from his positions as President and Chief Executive Officer of Savings Bank & Trust and exercised his change in control agreement as described above.  Subsequent to Mr. Steiger’s resignation, Savings Bank & Trust has requested approval from the Federal Reserve Bank of Cleveland and the Ohio Division of Financial Institutions to make the change in control payments to Mr. Steiger pursuant to his change in control agreement.

Savings Bank & Trust established, funded and remains the policy owner of a life insurance policy issued by Hartford Life Insurance Company for the purpose of funding the Supplemental Executive Retirement Plan of Philip S. Swope pursuant to that certain CEO Non-Qualified Pension Plan Agreement to which Mr. Swope and Savings Bank & Trust are parties.

Accounting Treatment

It is anticipated that the mergers will be accounted for as a purchase.

Federal Income Tax Consequences of the Merger

The merger is structured in a manner intended to qualify as a reorganization under Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended.  Accordingly, as a result of the merger, neither Wayne Bancorp nor National City will recognize any gain or loss.  The adjusted basis and holding period of each asset of Wayne Bancorp will be the same for National City as it was in the hands of Wayne Bancorp.

The total value of the merger consideration received by each shareholder of Wayne Bancorp will consist of the cash received.  To the extent the value of the consideration exceeds the adjusted basis in the shares of Wayne Bancorp surrendered by the shareholder in the merger, the shareholder will realize a gain on the transaction.  It is anticipated that any taxable gain will be treated as capital gain to each shareholder for federal income tax purposes, however, this is dependent upon the length of time each shareholder has held his or her shares.

Regulatory Approvals Needed to Complete the Merger

Completion of the mergers is subject to a number of regulatory approvals and consents.  National City is a bank holding company within the meaning of the Bank Holding Company Act of 1956.  As such, National City is regulated by the Board of Governors of the Federal Reserve System.  National City is required to submit an application to the Federal Reserve Bank of Cleveland for approval of the merger of Wayne Bancorp with and into National City.  The application was submitted to the Federal Reserve on June 11, 2004, and its approval and the expiration of any applicable waiting periods is a condition to the consummation of the merger.  Following the merger, National City also will submit applications to the Federal Reserve, the Ohio Division of Financial Institutions and the Office of the Comptroller of Currency for the approval of the merger of Wayne County National Bank and Savings Bank & Trust with and into National City Bank.

In its review of the applications, the Federal Reserve must consider, among other factors, the financial and managerial resources and future prospects of the existing and resulting institutions and the convenience and needs of the communities to be served.  In addition, the Federal Reserve System may not approve a transaction if it will result in a monopoly or otherwise be anticompetitive.  Following the approval of the Federal Reserve, a waiting period of 15 to 30 days must expire, within which period the United States Department of Justice may file objections to the merger under the federal antitrust laws.  There can be no assurance that the Department of Justice will not initiate a proceeding or if a proceeding is instituted or challenge is made, as to the result thereof.

The merger cannot proceed without the requisite regulatory approvals.  There can be no assurance that such regulatory approvals will be obtained and, if obtained, there can be no assurance as to the date of any such approval.  There can also be no assurance that any such approvals will not contain a condition or requirement that causes such approvals to fail to satisfy the conditions set forth in the Agreement and Plan of Merger, as amended.

In addition, Wayne Bancorp and Savings Bank & Trust, each executed a Memorandum of Understanding with the Federal Reserve Bank of Cleveland and the Ohio Division of Financial Institutions on May 19, 2004.  Pursuant to the Agreement and Plan of Merger, it is a condition to consummation of the merger that each Memorandum of Understanding is determined to be no longer in effect.  The Memorandum of Understanding arose out of a customary periodic regulatory examination of Savings Bank & Trust and Wayne Bancorp and primarily resulted from management oversight issues at Savings Bank & Trust and internal control issues of both Savings Bank & Trust and Wayne Bancorp.  Both are working diligently to resolve the issues associated with the Memorandum of Understanding.

Employee Matters

For a period of time following the merger, National City will seek to retain the existing employees of Wayne Bancorp, Wayne County National Bank, Savings Bank & Trust and Wayne Bancorp’s other subsidiaries in the same or similar positions as the employees had with Wayne Bancorp, Wayne County National Bank and Savings Bank & Trust prior to the merger.

David P. Boyle, the current president and chief executive officer of Wayne Bancorp, has executed an employment agreement with National City, subject to the consummation of the merger.  In exchange, Mr. Boyle relinquished all of his rights and benefits under his change of control agreement with Wayne Bancorp.  Mr. Boyle’s new agreement with National City is substantially similar to his current employment arrangement with Wayne Bancorp except that he will now also be obligated to a noncompetition agreement which is included in the agreement.

Michael Force, James Gumpp, Stephen Kitchen, John Lende, Steve Lewis, Philip Swope and Richard Holcombe all have change of control agreements with either Wayne Bancorp or in the case of Rod Steiger, with Savings Bank & Trust.  These change of control agreements provide for severance benefits of one to two years of their current base salary in the event the employees’ employment is terminated within a period of time after the change of control.  Due to the existence of the Memorandum of Understanding, any change of control payments which become due to employees cannot be paid until prior approval of the Federal Reserve and/or the Ohio Division of Financial Institutions is received.

As of July 9, 2004, Rod Steiger resigned from his positions as President and Chief Executive Officer of Savings Bank & Trust and exercised his change in control agreement as described above.  Subsequent to Mr. Steiger’s resignation, Savings Bank & Trust has requested approval from the Federal Reserve Bank of Cleveland and the Ohio Division of Financial Institutions to make the change in control payments to Mr. Steiger pursuant to his change in control agreement.

Expenses and Fees Involved with the Merger

The expenses incurred in the merger by Wayne Bancorp are estimated to be as follows:

Legal Expenses	$100,000
Accounting and Financial Advisor Expenses	$1,860,000
Preparation and Mailing of Proxies	$15,000
Miscellaneous Expenses (including postage, photocopying, long distance telephone charges and supplies)	$15,000
Total Expenses	$1,970,000

If the merger is consummated, all expenses incurred in connection with the Agreement and Plan of Merger, as amended, and the merger will be paid by National City.  If the merger is not consummated, Wayne Bancorp and National City will each be responsible for their own expenses and fees.

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DISSENTERS’ RIGHTS

Under Ohio law, shareholders of Wayne Bancorp have the right to dissent from the merger and receive the fair cash value of their shares of Wayne Bancorp common stock.  Shareholders who elect to exercise their dissenters’ rights must comply with the provisions of Section 1701.85 of the Ohio General Corporation Law, a copy of which is attached as Exhibit C.

Below are the steps which you must take if you are a Wayne Bancorp shareholder and you wish to exercise dissenters’ rights with respect to the merger.  The description is not complete and you should read Section 1701.85 of the Ohio General Corporation Law.  Failure to take any one of the required steps may result in termination of the shareholder’s dissenters’ rights.  If you are a Wayne Bancorp shareholder considering dissenting, you should consult your own legal advisor.

1.

Must be a shareholder of record.  To be entitled to dissenters’ rights as a Wayne Bancorp shareholder, you must be the record holder of the dissenting shares as of July 30, 2004.  If you have a beneficial interest in shares of Wayne Bancorp common stock that are held of record in the name of another person, you must act promptly to cause the shareholder of record to follow the steps described below.

2.

Do not vote in favor of the merger.  You must not vote shares as to which you seek fair cash value in favor of the approval and adoption of the Agreement and Plan of Merger and the merger contemplated by the Agreement and Plan of Merger at the special shareholders meeting.  This requirement will be satisfied:

•

if a properly executed proxy is submitted with instructions to vote “against” the merger or to “abstain” from this vote;

•

if no proxy is returned and no vote is cast at the special meeting in favor of the merger; or

•

if you revoke a proxy and later “abstain” from or vote “against” the merger.

A vote “FOR” the merger is a waiver of dissenters’ rights.  A proxy that is returned signed but on which no voting preference is indicated will be voted in favor of the merger and will constitute a waiver of dissenters’ rights.  Failure to vote does not constitute a waiver of dissenters’ rights.

3.

Filing a written demand.  You must serve a written demand for the fair cash value of the dissenting shares upon Wayne Bancorp on or before the tenth day after your shareholder vote approving the Agreement and Plan of Merger and the merger.  Wayne Bancorp will not inform shareholders of the expiration of the ten-day period, and therefore, you are advised to retain this document.  The required written demand must specify your name and address, the number of dissenting shares held of record on the record date of the meeting and the amount claimed as the fair cash value of the dissenting shares.  Voting against the merger is not a written demand as required by Section 1701.85 of the Ohio General Corporation Law.

4.

Delivery of certificates for placement of a legend.  If requested by Wayne Bancorp, you must submit your certificates for dissenting shares to the company within 15 days after the company sends its request for endorsement on the certificates by the company of a legend that a demand for fair cash value has been made.  The certificates will be returned promptly to you by Wayne Bancorp.

5.

Petitions to be filed in court.  If you and Wayne Bancorp cannot agree on the fair cash value of the dissenting shares, you must, within three months after service of your demand for fair cash value, file a complaint in the Court of Common Pleas of Wayne County, Ohio, for a determination of the fair cash value of the dissenting shares.  Wayne Bancorp is also permitted to file a complaint.  The court, if it determines that you are entitled, will order that you be paid the fair cash value per share.  The costs of the proceeding, including reasonable compensation to the appraisers, will be assessed as the court considers equitable.  “Fair cash value” is the amount that a willing seller, under no compulsion to sell, would be willing to accept, and that a willing buyer, under no compulsion to purchase, would be willing to pay.  In no event will the fair cash value be in excess of the amount specified in the dissenting shareholder’s demand.  Fair cash value is determined as of the day before each respective meeting to approve the Agreement and Plan of Merger, as amended, and the merger.  The amount of the fair cash value excludes any appreciation or depreciation in market value of your shares resulting from the merger.  The fair cash value of your shares may be higher, the same or lower than the market value of the common shares on the date of the merger.

Your right to be paid the fair cash value of the dissenting shares will terminate if:

•

for any reason the merger does not become effective;

•

you fail to make a timely written demand on Wayne Bancorp;

•

you do not, upon request by Wayne Bancorp, timely surrender certificates for an endorsement of a legend that a demand for the fair cash value of the dissenting shares has been made;

•

you withdraw your demand, with the consent of the Board of Directors of Wayne Bancorp; or

•

Wayne Bancorp and you have not come to an agreement as to the fair cash value of the dissenting shares and you have not filed a complaint within three months after service of our demand for fair cash value.

From the time you make your demand, your rights as a shareholder shall be suspended.  If Wayne Bancorp pays cash dividends during the suspension, dissenting shareholders will be paid any such dividend as a credit upon the fair cash value of the shares.  If the right to receive fair cash value is terminated, all rights with respect to the dissenting shares will be restored to you.  Any distribution that would have been made to you had you not made a demand will be made at the time of the termination.

To be effective, a demand for fair cash value by a shareholder of Wayne Bancorp common stock must be made by or in the name of the record holder, fully and correctly, as the shareholder’s name appears on his or her share certificate(s) and cannot be made by the beneficial owner if he or she does not also hold the shares of record.  The beneficial owner must, in such cases, have the record holder submit the required demand in respect of such shares.  If you hold your shares of Wayne Bancorp common stock in a brokerage account or in other nominee form and you wish to exercise dissenters’ rights, you should consult with your broker or such other nominee to determine the appropriate procedures for the making of a demand for fair cash value by such nominee.  A record owner, such as a broker, who holds shares as a nominee for others, may exercise his or her right of appraisal with respect to the shares held for one or more beneficial owners, while not exercising this right for other beneficial owners.  In such case, the written demand should state the number of shares as to which appraisal is sought.  Where no number of shares is expressly mentioned, the demand will be presumed to cover all shares held in the name of such record owner.

The foregoing constitutes a brief description of the rights of dissenting shareholders and does not purport to be a complete statement of such rights or the procedures to be followed by shareholders desiring to receive the fair cash value of their shares.  Each shareholder who may desire to receive the value of his or her shares should consult Section 1701.85 of the Ohio Revised Code and strictly adhere to all of the provisions thereof.  A copy of this section is appended hereto as Exhibit C and this discussion concerning the rights of dissenting shareholders is qualified in its entirety by reference to that section.

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AGREEMENT AND PLAN OF MERGER

This is a summary of certain material provisions of the Agreement and Plan of Merger, as amended, which is included in this proxy statement as Exhibit A and is incorporated by reference into this proxy statement.  This summary may not contain all of the information about the merger that is important to you.  We encourage you to read the Agreement and Plan of Merger, as amended, carefully in their entirety.

Structure of the Transaction

National City has agreed to acquire Wayne Bancorp under the terms of an Agreement and Plan of Merger, as amended.  Pursuant to the Agreement and Plan of Merger, as amended, NC Acquisition Corp. will merger with and into Wayne Bancorp with Wayne Bancorp being the surviving entity.  Immediately following the merger of NC Acquisition Corp. with and into Wayne Bancorp, Wayne Bancorp will merge with and into National City, with National City as the surviving entity.  Following the completion of the merger of Wayne Bancorp and National City, it is anticipated that Wayne Bancorp’s wholly-owned subsidiaries, Wayne County National Bank and Savings Bank & Trust, will be merged with and into National City Bank, National City’s wholly-owned subsidiary.  National City Bank will be the surviving bank in the merger.

What You Will Receive in the Merger

At the completion of the merger, each share of NC Acquisition Corp. into Wayne Bancorp common stock issued and outstanding immediately prior to the effective time of the merger (except for shares held in Wayne Bancorp treasury or shares held by shareholders who have properly perfected their rights as dissenting shareholders under Ohio law) will be cancelled and automatically converted into the right to receive $28.50 in cash.  In addition, each option to purchase shares of Wayne Bancorp, whether vested or unvested, will automatically be converted into the right to receive an amount in cash equal to $28.50 per share, less the applicable exercise price, for each share of common stock subject to such options.

Exchange of Wayne Bancorp Share Certificates

When the merger of NC Acquisition Corp. into Wayne Bancorp is completed, National City will mail to Wayne Bancorp shareholders a letter of transmittal and instructions for surrendering their Wayne Bancorp share certificates in exchange for the cash consideration.  When Wayne Bancorp shareholders deliver their Wayne Bancorp share certificates to National City along with any required documents, the Wayne Bancorp share certificates will be cancelled and the shareholders will receive  the cash consideration.  After the effective time of the merger of NC Acquisition Corp. into Wayne Bancorp, each certificate representing shares of Wayne Bancorp common stock that has not been surrendered will represent only the right to receive upon surrender of that certificate the merger consideration.

Wayne Bancorp shareholders should not submit their Wayne Bancorp share certificates until they receive instructions from National City.

Transfer of Ownership and Lost Share Certificates

National City will only issue the cash consideration in a name other than the name in which the surrendered Wayne Bancorp share certificate is registered if the person requesting the exchange presents the exchange agent with all documents required to show and effect the unrecorded transfer of ownership and to show that the person paid any applicable stock transfer taxes.  If a Wayne Bancorp share certificate has been lost, stolen or destroyed, the shareholder may need to deliver an affidavit or bond prior to receiving the merger consideration.

Stock Options

At the effective time of the merger of NC Acquisition Corp. into Wayne Bancorp, each stock option to purchase common stock of Wayne Bancorp granted under any Wayne Bancorp stock option plan will become immediately vested and will automatically be converted into the right to receive an amount in cash equal to $28.50 per share, less the applicable exercise price, for each share of common stock subject to such options.

As of June 30, 2004, there were options to purchase 249,602 shares of Wayne Bancorp common stock issued and outstanding.  Wayne Bancorp has agreed that it will not grant any additional options between the date of the Agreement and Plan of Merger and the effective time of the merger.

Employee Stock Ownership Plan

Wayne Bancorp sponsors a non-contributory Employee Stock Ownership Plan in which all salaried employees with one year or more of service participate.  Discretionary contributions to the ESOP are made by Wayne Bancorp’s subsidiaries.  For the years ended December 31, 2003, 2002 and 2001 contributions were made in an amount equal to 6% of the aggregate compensation paid in each year to all eligible participants.  The ESOP has received a favorable determination letter from the Internal Revenue Service on the qualified status of the ESOP under applicable provisions of the Internal Revenue Code.

In February 2001, the ESOP borrowed funds from an unrelated financial institution to acquire common shares of Wayne Bancorp.  The loan is secured by the shares purchased with the proceeds, and will be repaid from discretionary contributions to the ESOP and earnings on the ESOP assets.  The loan is also guaranteed by Wayne County National Bank.  The shares purchased with the loan proceeds are held in a suspense account for allocation among participants as the loan is repaid.  As payments are made and shares are released from the suspense account, such shares will be validly issued, fully paid and non-assessable.  At December 31, 2003 and 2002 the loan balance was $1.54 million and $1.67 million, respectively.

At the time of the merger of NC Acquisition Corp. into Wayne Bancorp, all ESOP shares in the plan will be converted into cash.  Upon receipt of the cash, the plan will repay the loan to the third party financial institution.  Any excess cash within the plan will be distributed to the participants on a basis similar to the normal allocation process for annual company contributions.  Upon completion of the loan payoff and distribution of excess cash, the plan will be terminated and participants will direct the plan administrator as to the transfer of ESOP funds into other retirement plans either within an existing National City plan, an Individual Retirement Account or cash distribution.

Representations and Warranties

Wayne Bancorp made a number of representations and warranties in the Agreement and Plan of Merger, as amended, regarding aspects of its business, financial condition, structure and other facts pertinent to the merger.  The Agreement and Plan of Merger, as amended, contains representations and warranties of Wayne Bancorp relating to, among other things:

•

corporate organization

•

corporate authority

•

capitalization

•

subsidiaries

•

SEC filings

•

consents and approvals

•

financial statements

•

taxes

•

employee plans

•

material contracts

•

litigation

•

compliance with laws and orders

•

agreements with bank regulators

•

intellectual property

•

fees

•

vote required

•

environmental matters

•

labor matters

•

minute books

Conduct of Business by Wayne Bancorp Before Completion of the Merger

Wayne Bancorp has agreed that, until the completion of the merger of NC Acquisition Corp. into Wayne Bancorp, Wayne Bancorp, Wayne County National Bank, Savings Bank & Trust and the other affiliates of Wayne Bancorp will be operated in the ordinary course of business and none of them will, without prior consultation with National City:

•

incur any indebtedness for borrowed money;

•

assume, guarantee, endorse or otherwise become responsible for the obligations of any individual, corporation or other entity;

•

make any loan or advance;

•

adopt or permit a subsidiary to adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or reorganization;

•

issue or sell any shares of stock or any other securities or options (other than pursuant to outstanding exercisable stock options granted pursuant to one of Wayne Bancorp’s stock option plans);

•

declare any dividend other than the regular quarterly cash dividends in an amount not to exceed $0.18 per share; or

•

adopt or amend any employee plan.

Under the Agreement and Plan of Merger, as amended, Wayne Bancorp will be permitted to pay salaries, normal salary increases, bonuses and 401(k) contributions consistent with prior years for the period preceding the closing date.

Approvals from Government Regulatory Agencies

National City has prepared and filed all applications necessary to receive approval of the mergers contemplated by the Agreement and Plan of Merger, as amended, from government regulatory agencies.  Those applications include those for the Federal Reserve Bank of Cleveland and the Ohio Division of Financial Institutions.  The merger transaction cannot be consummated until such time as approvals are received from the Federal Reserve Bank of Cleveland and the Ohio Division of Financial Institutions.

Cooperation and Access

Wayne Bancorp and National City have agreed that each will use its commercially reasonable efforts and reasonably cooperate with the other party in order to carry out and complete the merger at the earliest practicable time.  Both parties agree to allow the other and the other’s officers, employees, accountants, agents and attorneys reasonable access to their respective books, records and properties in order to prepare for the closing.

Employment Issues

National City has agreed to use its best efforts to retain the existing employees of Wayne Bancorp and its affiliates in the same or similar positions after the merger of NC Acquisition Corp. into Wayne Bancorp.  Also, National City will provide such employees with compensation and benefits that are comparable in the aggregate to the compensation and benefits currently provided by Wayne Bancorp to its employees.  In addition, all continuing employees, while employed by National City, will be eligible to participate in National City’s employee benefit, pension, welfare, incentive compensation, severance and vacation pay benefit plans in which similarly situated National City participate.

Conditions to the Completion of the Merger

It is anticipated the mergers will be consummated prior to the end of 2004.  The obligations of Wayne Bancorp and National City to complete the merger are subject to the satisfaction or waiver of each of the following conditions before the effective date of the merger:

•

the Agreement and Plan of Merger, as amended, has been adopted and the merger of NC Acquisition Corp. into Wayne Bancorp has been approved by the requisite vote of the Wayne Bancorp shareholders;

•

all governmental and regulatory approvals necessary to complete the mergers have been obtained; and

•

no temporary restraining order, injunction or order of a court has been issued.

Wayne Bancorp’s obligations to complete the merger of NC Acquisition Corp. into Wayne Bancorp are subject to the satisfaction or waiver of each of the following additional conditions before the effective date of the merger:

•

National City shall have performed in all material respects its covenants contained in the Agreement and Plan of Merger, as amended, required to be performed at or prior to consummation, and National City has delivered a certificate to this effect; and

•

the representations and warranties of National City contained in the Agreement and Plan of Merger, as amended, are true and correct in all material respects as of the date of the Agreement and Plan of Merger, as amended, and at the effective time of the merger, and National City has delivered a certificate to this effect.

National City’s obligations to complete the merger of NC Acquisition Corp. into Wayne Bancorp are subject to the satisfaction or waiver of each of the following additional conditions before the effective date of the merger:

•

Wayne Bancorp shall have performed in all material respects its covenants contained in the Agreement and Plan of Merger, as amended, required to be performed at or prior to consummation, and Wayne Bancorp has delivered a certificate to this effect;

•

the representations and warranties of Wayne Bancorp contained in the Agreement and Plan of Merger, as amended, are true and correct in all material respects as of the date of the Agreement and Plan of Merger, as amended, and at the effective time of the merger, and Wayne Bancorp has delivered a certificate to this effect; and

•

the Memorandum of Understanding among Savings Bank & Trust, the Federal Reserve Bank of Cleveland and the Ohio Department of Financial Institutions shall be determined by the Federal Reserve Bank of Cleveland and the Ohio Department of Financial Institutions to be no longer in effect and both Savings Bank & Trust and Wayne County National Bank are “well capitalized” and “well managed” as determined by their respective regulators.

Indemnification

National City has agreed to indemnify and hold harmless, to the fullest extent permitted by law, for a period of six years any director or officer of Wayne Bancorp or its subsidiaries who is subject to any claim, action, suit, proceeding or investigation arising or pertaining to the fact that such person is a director or officer Wayne Bancorp or its subsidiaries or arising or pertaining to the Agreement and Plan of Merger, as amended, or any of the transactions contemplated in such agreement.

Notifications Pending the Effective Time of the Merger

The parties have each agreed to promptly notify the other in the event of material adverse changes to its business prior to the effective time of the merger.  The parties also have agreed to promptly notify the other in the event of an occurrence that will or may result in the failure of a party to satisfy any material term of the Agreement and Plan of Merger, as amended.

Expenses

If the merger of NC Acquisition Corp. into Wayne Bancorp is consummated, all expenses incurred in connection with the Agreement and Plan of Merger and the merger will be paid by National City.

Termination of the Agreement and Plan of Merger

The Agreement and Plan of Merger, as amended, may be terminated and the transactions contemplated by the agreement may be abandoned at any time prior to the effective time of the merger, whether before or after shareholder approval, if:

•

mutual written consent is received from the Board of Directors of Wayne Bancorp and National City;

•

the merger of NC Acquisition Corp. into Wayne Bancorp is not consummated on or before January 31, 2005 (other than because the terminating party breached the merger agreement);

•

the shareholders of Wayne Bancorp do not approve the transactions contemplated by the merger agreement;

•

the other party does not meet any of its covenants contained in the merger agreement;

•

the other party is in breach of any of its representations or warranties contained in the merger agreement and the breach is reasonably expected to have a material adverse effect on the party;

•

any governmental entity shall enact, issue, promulgate, enforce or enter any final, non-appealable injunction, order, decree or ruling which has the effect of making consummation of the merger illegal or otherwise prevents or prohibits consummation of the merger of NC Acquisition Corp. into Wayne Bancorp;

•

Wayne Bancorp enters into a binding written agreement with a third party or its Board of Directors recommends entering into such a written agreement with a third party;

•

the special meeting of the shareholders of Wayne Bancorp is not called prior to November 30, 2004;

•

Wayne Bancorp’s Board of Directors does not publicly recommend in the proxy statement that the shareholders of Wayne Bancorp approve and adopt the Agreement and Plan of Merger, as amended; or

•

a tender offer or exchange offer that if consummated would result in any person or entity beneficially owning 10% or more of any class of equity securities of Wayne Bancorp is commenced, and the Board of Directors of Wayne Bancorp fails to recommend against acceptance of such tender offer or exchange offer by its shareholders.

Termination Fees

The Agreement and Plan of Merger, as amended, provides for the payment by Wayne Bancorp to National City of a termination fee in the amount of $7,500,000 if:

•

the agreement is terminated by either party as a result of the shareholders of Wayne Bancorp not approving the merger;

•

the agreement is terminated by National City as a result of Wayne Bancorp not satisfying a condition to the obligation of National City to consummate the merger or at such time as any such condition is no longer capable of being satisfied;

•

the agreement is terminated by either party as a result of  any governmental entity enacting, issuing, promulgating, enforcing or entering any final, non-appealable injunction, order, decree or ruling which has the effect of making consummation of the merger illegal or otherwise preventing or prohibiting consummation of the merger and a third party publicly announces its intent to engage in an acquisition or purchase of all or a material amount of the assets of, or any securities of, or any merger, consolidation or business combination with, Wayne Bancorp or any of its subsidiaries;

•

the agreement is terminated by National City as a result of the special meeting of the shareholders of Wayne Bancorp not being called prior to November 30, 2004;

•

the agreement is terminated by National City as a result of Wayne Bancorp’s Board of Directors not publicly recommending in the proxy statement that the shareholders of Wayne Bancorp approve and adopt the Agreement and Plan of Merger, as amended;

•

the agreement is terminated by National City as a result of a tender offer or exchange offer that if consummated would result in any person or entity beneficially owning 10% or more of any class of equity securities of Wayne Bancorp is commenced, and the Board of Directors of Wayne Bancorp fails to recommend against acceptance of such tender offer or exchange offer by its shareholders;

•

the agreement is terminated by Wayne Bancorp if its is not in breach of its obligations under the merger agreement and it enters into a binding written agreement with a third party or its Board of Directors recommends entering into such a written agreement with a third party; or

•

the agreement is terminated by Wayne Bancorp as a result of the merger not being consummated on or before January 31, 2005 and Wayne Bancorp has received a proposal from a third party for an acquisition or purchase of all or a material amount of the assets of, or any securities of, or any merger, consolidation or business combination with, Wayne Bancorp or any of its subsidiaries.

Discussion With Third Parties

Wayne Bancorp has agreed in the Agreement and Plan of Merger, as amended, not to solicit, participate in or initiate any action designed to facilitate a third party in acquiring Wayne Bancorp or a material amount of its assets. However, if a third party makes an unsolicited acquisition proposal, the Board of Directors may, in the fulfillment of its fiduciary duties and subject to specified conditions, respond to and negotiate with the third party.

[THE BALANCE OF THIS PAGE INTENTIONALLY LEFT BLANK]

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN
BENEFICIAL OWNERS

Holdings As of June 30, 2004

Name	Shares Owned	Stock Options(1)	Percentage Ownership(2)

James O. Basford	2,059	10,452	0.03%
David P. Boyle (3)	25,946	23,085	0.41%
Gwenn E. Bull	872	10,452	0.01%
Dennis B. Donahue (4)	9,933	10,452	0.16%
B. Diane Gordon (5)	20,363	10,452	0.32%
John C. Johnston III (6)	14,131	10,452	0.22%
Victor B. Schantz (7)	11,975	5.794	0.19%
Stephen L. Shapiro (8)	8,717	10,452	0.14%
Jeffrey E. Smith (9)	18,834	10,452	0.30%
Phillip S. Swope (10)	18,560	26,340	0.29%
David E. Taylor (11)	4,769	10,452	0.08%
Bala Venkataraman (12)	14,004	10,452	0.22%
Richard Wagner (13)	34,689	6,190	0.55%
Wendy Blosser (14)	7,354	1,050	0.12%
Matthew Evans	652	0	0.01%
Raymond Klein	536	5,461	0.01%
Donna Knack	760	5,461	0.01%
John A. Lende	3,061	4,882	0.05%

Footnotes

1.

Stock options represent all options granted to participants, including both vested and not vested.  Also, options include certain options that are “out of money,” that have an exercise price that exceeds the merger consideration of $28.50 per share.

2.

Based on 6,315,770 shares outstanding as of June 30, 2004.

3.

Includes 4,855 shares held in the Company’s deferred share plan on behalf of Mr. Boyle.

4.

Includes 6,205 shares held in the Company’s deferred share plan on behalf of Mr. Donahue.

5.

Includes 3,992 shares held in the Company’s deferred share plan on behalf of Ms. Gordon.

6.

Includes 4,922 shares held in trust whom Mr. Johnston is the trustee.

7.

Includes 11,684 shares owned by Schantz Organ Company whom Mr. Schantz is President.

8.

Includes 4,087 shares held in the Company’s deferred share plan on behalf of Mr. Sharpiro.

9.

Includes 721 shares owned by Mr. Smith’s minor children, 3,356 shares are held in trust whom Mr. Smith is the trustee and 6,414 shares are held in the Company’s deferred share plan on behalf of Mr. Smith.

10.

Includes 1,018 shares owned by Mr. Swope’s spouse, and 765 shares held in the Company’s deferred share plan on behalf of Mr. Swope.

11.

Includes 713 shares held in the Company’s deferred share plan on behalf of Mr. Taylor.

12.

Includes 4,902 shares held in the Company’s deferred share plan on behalf of Mr. Venkataraman.

13.

Includes 9,855 shares owned by Mr. Wagner’s spouse.

14.

Includes 1,035 shares held in the Company’s deferred share plan for Ms. Blosser.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

This proxy statement and the other documents incorporated by reference into this proxy statement may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive positions, growth opportunities for existing products, plans and objectives of management, markets for the stock of Wayne Bancorp and other matters.  Statements in this proxy statement and the other documents incorporated by reference that are not historical facts are hereby identified as “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933.  These forward-looking statements, including, without limitation, those relating to future business prospects, revenues and income, in each case relating to Wayne Bancorp, wherever they occur in this proxy statement or the other documents incorporated by reference, are necessarily estimates reflecting the best judgment of the management of Wayne Bancorp and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements.  These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in this proxy statement and incorporated by reference into this proxy statement.  In addition to the risk factors identified elsewhere, important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include, without limitation:

•

regulatory approvals and restrictions;

•

competition in the financial institution industry and in the specific markets in which Wayne Bancorp operates;

•

fluctuations in operating results;

•

changes in interest rates;

•

changes in the quality of the loan portfolio;

•

changes in the accounting principles; and

•

changes in the local economy.

Words such as “estimate,” “project,” “plan,” “intend,” “expect,” “anticipate,” “believe” and similar expressions are intended to identify forward-looking statements.  These forward-looking statements are found at various places throughout this proxy statement and the other documents incorporated by reference.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement, or in the case of documents incorporated by reference, as of the date of those documents.  Wayne Bancorp undertakes no obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events, except as required by law.

WHERE YOU CAN FIND MORE INFORMATION

Wayne Bancorp files annual, quarterly and current reports, proxy statements and other information with the SEC.  You may read and copy these reports, statements or other information filed by Wayne Bancorp at the SEC’s Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms.  The SEC filings of Wayne Bancorp are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at http://www.sec.gov.  You may also access Wayne Bancorp’s SEC filings and other information about Wayne Bancorp free of charge at Wayne Bancorp’s web site at www.wcnb.com.

The Securities and Exchange Commission allows Wayne Bancorp to “incorporate by reference” information into this proxy statement.  This means that Wayne Bancorp can disclose important information to you by referring you to another document filed separately with the SEC.  The information incorporated by reference is considered to be a part of this proxy statement, except for any information that is superseded by information that is included directly in this proxy statement or incorporated by reference subsequent to the date of this proxy statement.

This proxy statement incorporates by reference the documents listed below that Wayne Bancorp has previously filed with the SEC.  They contain important information about Wayne Bancorp and its financial condition.  The following documents, which were filed by Wayne Bancorp with the SEC, are incorporated by reference into this proxy statement:

•

annual report of Wayne Bancorp on Form 10-K for the fiscal year ended December 31, 2003, filed with the Securities and Exchange Commission on March 18, 2004;

•

quarterly report of Wayne Bancorp on Form 10-Q for the quarter ended March 31, 2004 filed with the Securities and Exchange Commission on May 10, 2004; and

•

proxy statement of Wayne Bancorp on Schedule 14A filed with the Securities and Exchange Commission on April 13, 2004.

In addition, Wayne Bancorp incorporates by reference additional documents that it may file with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 between the date of this proxy statement and the date of the Wayne Bancorp special meeting.  These documents include periodic reports, such as annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, as well as proxy statements.

Wayne Bancorp also incorporate by reference the following additional document:

•

the Agreement and Plan of Merger, as amended, attached to this proxy statement as Exhibit A.

Wayne Bancorp has supplied all information contained or incorporated by reference into this proxy statement through Wayne Bancorp or from the SEC through the SEC’s internet web site at the address described above.  Documents incorporated by reference are available from

Wayne Bancorp without charge, excluding any exhibits to those documents, unless the exhibit is specifically incorporated by reference as an exhibit in this proxy statement.

You may request a copy of information incorporated by reference into this proxy statement by contacting Wayne Bancorp.

Wayne Bancorp, Inc.

112 W. Liberty Street

P.O. Box 757

Wooster, Ohio 44691

Attn:  John A. Lende

In addition, you may obtain copies of the information relating to Wayne Bancorp, without charge, by sending an email to john.lende@wcnb.com.

In order for you to receive timely delivery of the documents in advance of the Wayne Bancorp special meeting, Wayne Bancorp should receive your request no later than August 20, 2004.

We have not authorized anyone to give any information or make any representation about the merger or our companies that is different from, or in addition to, that contained in this proxy statement or in any of the materials that we have incorporated into this proxy statement.  Therefore, if anyone does give you information of this sort, you should not rely on it.  If you are in a jurisdiction where offers to exchange or sell, or solicitations of offers to exchange or purchase, securities or the solicitation of proxies is unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the offer presented in this proxy statement does not extend to you.  The information contained in this proxy statement is accurate only as of the date of this document unless the information specifically indicates that another date applies.

SHAREHOLDER PROPOSALS

The 2005 annual meeting of the share holders of Wayne Bancorp will be held only if the merger is not consummated.  If the merger is not consummated, Wayne Bancorp will schedule an annual meeting.  The date of such meeting will be announced by press release and filing of a current report on Form 8-K.  Such announcement will include appropriate information regarding procedures for stockholder proposals for inclusion in Wayne Bancorp’s proxy materials and the deadline for such submissions.  In addition, such announcement will also include appropriate information regarding the deadline for notice to Wayne Bancorp by shareholders who intend to present proposals at the annual meeting and not intending to have such proposals included in the proxy statement.

OTHER BUSINESS

If any other business is brought before the special meeting, your vote will be made by your proxy or may be revoked by you prior to its exercise.  Management at present knows of no other business to be presented.

By order of the Board of Directors,
/s/ DAVID P. BOYLE
David P. Boyle, President & CEO

August 13, 2004

RETURN IN ENCLOSED ENVELOPE

WAYNE BANCORP, INC.

Proxy for Special Meeting

September 22, 2004

PROXY

Know all men by these presents that the undersigned Shareholder of Wayne Bancorp, Inc., Wooster, Ohio, does hereby nominate, constitute and appoint Dennis B. Donahue, John C. Johnston III and Wayne A. Zacour (the “Appointed Proxies”) or any of them (with full power to act alone), as true and lawful attorney(s) with full power of substitution, to vote all the Common Stock of said Corporation, standing in the name of the undersigned which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at The Arden Shisler Center for Education & Economic Development, The Ohio State University, 1625 Wilson Road, Wooster, Ohio, on September 22, 2004 at 2:00 p.m., or at any adjournments thereof, with all the powers the undersigned would possess if, personally present, as indicated on the following matters.

1.

Proposal to approve the Agreement and Plan of Merger, as amended, dated June 4, 2004 by and between National City Corporation and Wayne Bancorp, Inc. pursuant to which Wayne Bancorp, Inc. will merge with and into National City Corporation.

  For

  Against

  Abstain

2.

With respect to any other business that may be properly brought before the meeting or any adjournments thereof, including a proposal to adjourn the meeting.  The Board of Directors at present knows of no other business to be presented by or on behalf of the Company or its Board of Directors at the meeting.

This Proxy confers authority to vote “FOR” the matter listed above unless “AGAINST” or “ABSTAIN” is indicated.  If any other business is presented at said meeting, this Proxy shall be voted according to the discretion of the Appointed Proxies.

The Board of Directors recommends a vote “FOR” the listed matter.  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

PLEASE COMPLETE, DATE SIGN AND MAIL THIS PROXY PROMPTLY IN THE  ENCLOSED ENVELOPE.

Number of Shares owned

Dated

             , 2004

When signing as attorney, executor, administrator,

trustee or guardian, please give full title.  If more

than one trustee, all should sign.

ALL joint owners must sign.

Signature of Shareholder(s)

If your address has changed, please correct the address in the space provided below and return this portion with the proxy in the envelope provided.

_____________________________________________

_____________________________________________

_____________________________________________

EXHIBIT A

AGREEMENT AND PLAN OF MERGER

by and between

NATIONAL CITY CORPORATION

and

WAYNE BANCORP, INC.

dated as of June 4, 2004

TABLE OF CONTENTS

Page

I.

THE MERGER

1

1.1

Merger

1

1.2

Filings

1

1.3

Effective Time

2

1.4

Effect of Merger

2

1.5

Certificate of Incorporation and By-laws

2

1.6

Directors and Officers of Surviving Corporation

2

1.7

Additional Actions

2

II.

CONVERSION OF SHARES

3

2.1

Conversion of Shares

3

2.2

Assumption of Stock Options

4

2.3

Exchange of Certificates

4

2.4

Closing of Company’s Transfer Books

6

2.5

Adjustments to Prevent Dilution

6

III.

REPRESENTATIONS AND WARRANTIES OF NATIONAL CITY

6

3.1

Corporate Organizations

6

3.2

Authority

6

3.3

Information in Disclosure Documents, Registration Statement, Etc.

7

3.4

Consents and Approvals; No Violation

7

3.5

Litigation

7

3.6

Compliance with Laws and Orders

8

3.7

Agreements with Bank Regulators, Etc.

8

3.8

Available Funds

8

3.9

Fees

8

3.10

National City Disclosure Letter

8

IV.

REPRESENTATIONS AND WARRANTIES OF COMPANY

9

4.1

Corporate Organization

9

4.2

Authority

9

4.3

Capitalization

9

4.4

Subsidiaries

10

4.5

Information in Disclosure Documents, Registration Statement, Etc.

10

4.6

Consent and Approvals; No Violation

10

4.7

Reports and Financial Statements

11

4.8

Taxes

11

4.9

Employee Plans

12

4.10

Material Contracts

13

4.11

Absence of Certain Changes or Events

14

4.12

Litigation

14

4.13

Compliance with Laws and Orders

14

4.14

Agreements with Bank Regulators, Etc.

15

4.15

Intellectual Property

15

4.16

Fees

15

4.17

Company Action

16

4.18

Vote Required

16

4.19

Material Interests of Certain Persons

16

4.20

Environmental Matters

16

4.21

Labor Matters

18

4.22

Minute Books

19

4.23

Loans

19

4.24

Notice of Breach or Potential Breach

19

4.25

Disclosure

19

4.26

Company Disclosure Letter

19

V.

COVENANTS

20

5.1

Acquisition Transactions

20

5.2

Interim Operations of Company

20

5.3

Control of Other Party’s Business

22

5.4

Employee Matters

22

5.5

Access and Information

23

5.6

Certain Filings, Consents and Arrangements

23

5.7

Takeover Statutes

24

5.8

Indemnification

24

5.9

Additional Agreements

25

5.10

Section 16(b); Approval of Dispositions of Company’s Board

25

5.11

Publicity

26

5.12

Proxy

26

5.13

Shareholders’ Meeting

26

5.14

Provision of Cash

26

5.15

Adverse Action

26

5.16

Notice of Breach or Potential Breach

26

5.17

Confidentiality

27

VI.

CLOSING MATTERS

27

6.1

The Closing

27

6.2

Documents and Certificates

28

VII.

CONDITIONS

28

7.1

Condition to Each Party’s Obligations to Effect the Merger

28

7.2

Conditions to Obligations of Company to Effect the Merger

28

7.3

Conditions to Obligations of National City to Effect the Merger

29

VIII.

MISCELLANEOUS

30

8.1

Termination

30

8.2

Non-Survival of Representations, Warranties and Agreements

31

8.3

Waiver and Amendment

31

8.4

Entire Agreement

31

8.5

Applicable Law; Consent to Jurisdiction

31

8.6

Certain Definitions; Headlines

31

8.7

Interpretations

32

8.8

Notices

33

8.9

Counterparts

34

8.10

Parties in Interest; Assignment

34

8.11

Effect of Termination; Expenses and Breakup Fee

34

8.12

Enforcement of the Agreement

35

8.13

Severability

35

INDEX TO DEFINITIONS

Definitions

Page

Acquisition Transactions

21

Affiliate

32

Agreement

1

Associate

32

BHCA

6

Certificate

4

Claim

25

Closing

28

Closing Date

28

Commission

11

Company

1

Company Common Stock

1

Company Contracts

14

Company Disclosure Letter

9

Company Employee Plans

12

Company Meeting

27

Company Option

4

Company Option Plans

4

Company Reports

11

Company Subsidiaries

10

Company Subsidiary

10

Confidential Information

28

Consents

29

Constituent Corporations

1

Continuing Employee

23

Continuing Employees

23

Covered Parties

25

Delaware Certificate of Merger

2

DGCL

1

DPC Common Shares

3

Effective Time

2

Environmental Law

17

ERISA

12

Exchange Act

7

Exchange Agent

4

FRB

7

Governmental Entity

7

Hazardous Substance

18

HSR Act

7

Indemnitees

25

Intellectual Property Rights

16

IRS

13

Loan Portfolio Properties, Trust Properties and Other Properties

18

Material Adverse Effect

32

Merger

1

Merger Consideration

3

NASD

8

National City

1

National City Common Stock

3

National City Disclosure Letter

6

National City Employee Plans

23

Ohio Certificate of Merger

2

Ohio Code

1

Option Consideration

4

Person

33

Proxy Statement

7

Significant Subsidiary

32

State Entities

7

Subsidiary

33

Surviving Corporation

2

Takeover Statute

17

Termination Fee

35

Trust Account Common Shares

3

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER, dated as of June 4, 2004 (the "Agreement"), is made by and between National City Corporation, a Delaware corporation ("National City"), and Wayne Bancorp, Inc., an Ohio corporation ("Company").

WHEREAS, National City and Company have each determined that it is in the best interests of their respective stockholders and shareholders for Company to merge with and into National City in a transaction in which the separate corporate existence of Company will thereupon cease (the "Merger"), upon the terms and subject to the conditions set forth in this Agreement; and

WHEREAS, the respective Boards of Directors of National City and Company have each approved this Agreement and the consummation of the transactions contemplated hereby and approved the execution and delivery of this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and agreements contained herein and intending to be legally bound hereby, the parties hereto hereby agree as follows:

I.  MERGER

1.1

Merger.  Subject to the terms and conditions of this Agreement, at the Effective Time (as defined below), Company will be merged with and into National City and the separate corporate existence of Company will thereupon cease in accordance with the applicable provisions of the General Corporation Law of the Ohio Revised Code (the "Ohio Code") and the Delaware General Corporation Law (the "DGCL").

National City may at any time change the method of effecting the combination with Company (including, without limitation, the provisions of this Article I) if and to the extent it deems such change to be desirable, including, without limitation, to provide for a merger of Company with and into a wholly-owned Subsidiary (as defined below) of National City; provided, however, that no such change shall (i) alter or change the amount or kind of consideration to be paid to holders of shares of common stock, stated value $1.00, of Company ("Company Common Stock") as provided for in this Agreement, (ii) materially impede or delay consummation of the transactions contemplated by this Agreement or (iii) relieve National City of any of its obligations hereunder.

1.2

Filings.  As soon as practicable after satisfaction or waiver of all conditions to the Merger specified in Article VII below and, provided, that this Agreement has not been terminated pursuant to Section 8.1 below, immediately prior to the Closing (as defined below), National City and Company (sometimes together referred to herein as the "Constituent Corporations") shall cause a certificate of merger complying with the requirements of the DGCL (the "Delaware Certificate of Merger") to be filed with the Secretary of State of the State of Delaware and a certificate of merger complying with the requirements of the Ohio Code to be filed with the Secretary of State of the State of Ohio (the "Ohio Certificate of Merger").

1.3

Effective Time.  The Merger shall become effective at the time (the "Effective Time") of the last of the following events to occur: (a) the filing of the Delaware Certificate of Merger; (b) the filing of the Ohio Certificate of Merger; or (c) such later time as shall be specified in such filings.

1.4

Effect of Merger.  From and after the Effective Time, the Merger shall have the effects specified in the Ohio Code and DGCL.  Without limiting the generality of the foregoing, National City shall be the surviving corporation in the Merger (sometimes hereinafter referred to as the "Surviving Corporation") and shall continue to be governed by the laws of the State of Delaware, and the separate corporate existence of National City and all of its rights, privileges, powers and franchises, public as well as private, and all its debts, liabilities and duties as a corporation organized under the DGCL, shall continue unaffected by the Merger.

1.5

Certificate of Incorporation and By-laws.  The certificate of incorporation and by-laws of National City in effect immediately prior to the Effective Time shall be the certificate of incorporation and by-laws of the Surviving Corporation, until amended in accordance with applicable law.

1.6

Directors and Officers of Surviving Corporation.  The directors and officers of National City immediately prior to the Effective Time shall be the directors and officers, respectively, of the Surviving Corporation, from and after the Effective Time, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the terms of the Surviving Corporation's certificate of incorporation and by-laws and the DGCL.

1.7

Additional Actions.  If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any further deeds, assignments or assurances in law or any other acts are necessary or desirable to (i) vest, perfect or confirm, of record or otherwise, in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of Company, or (ii) otherwise carry out the purposes of this Agreement, Company and its officers and directors (solely in their capacities as such) shall be deemed to have granted to the Surviving Corporation an irrevocable power of attorney to execute and deliver all such deeds, assignments or assurances in law or any other acts as are necessary or desirable to (a) vest, perfect or confirm, of record or otherwise, in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of Company or (b) otherwise carry out the purposes of this Agreement, and the officers and directors of the Surviving Corporation are authorized in the name of Company or otherwise to take any and all such action.

II. CONVERSION OF SHARES

2.1

Conversion of Shares.

(a)

Subject to Section 2.3 below at the Effective Time, each then outstanding share of Company Common Stock not owned by National City or any direct or indirect wholly-owned Subsidiary of National City (except for any such shares of Company Common Stock held in trust accounts, managed accounts or in any similar manner as trustee or in a fiduciary capacity ("Trust Account Common Shares") or acquired in satisfaction of debts previously contracted ("DPC Common Shares"), excluding those shares of Company Common Stock held in the treasury of Company and not withdrawn or waived, shall be, by virtue of the Merger and without the need for any further action of the holder thereof, converted into a right to receive $28.50, without interest, in cash (the "Merger Consideration").

(b)

Notwithstanding anything in this Agreement to the contrary, shares of Company Common Stock outstanding immediately prior to the Effective Time and held by a holder who has not voted in favor of the Merger or consented thereto in writing and who has demanded appraisal for such shares of Company Common Stock in accordance with Section 1701.85 of the Ohio Code shall not be converted into a right to receive the Merger Consideration, unless such holder fails to perfect or withdraws or loses its, his or her right to appraisal, in which case such shares of Company Common Stock shall be treated as if they had been converted as of the Effective Time into a right to receive the Merger Consideration, without interest thereon.  Company shall give National City prompt written notice of any demands received by Company for appraisal of shares of Company Common Stock and, prior to the Effective Time, National City shall have the right to direct all negotiations and proceedings with respect to such demands.  Prior to the Effective Time, Company shall not, except with the prior written consent of National City, make any payment with respect to, or settle or offer to settle any such demands.  From and after the Effective Time, National City, as the Surviving Corporation, shall have the right to direct all negotiations and proceedings with respect to such demands.

(c)

At the Effective Time, each share of Company Common Stock held in Company's treasury (if any) immediately prior to the Effective Time shall, by virtue of the Merger, automatically and without any action on the part of the holder thereof be cancelled.

(d)

At the Effective Time, each then-outstanding share of Company Common Stock owned by National City or any direct or indirect wholly owned Subsidiary of National City (except for any shares that are Trust Account Shares or DPC Common Shares) shall be canceled and retired.

(e)

Each share of common stock, par value $4.00 per share, of National City ("National City Common Stock") issued and outstanding immediately prior to the Effective Time shall continue to be an issued and outstanding share of common stock, the Surviving Corporation from and after the Effective Time.

2.2

Assumption of Stock Options.

(a)

Immediately prior to the Effective Time, each option to purchase a share of Company Common Stock (each, a “Company Option”) granted by Company or its predecessors pursuant to Company’s existing stock option plans (the “Company Option Plans”) listed on Section 2.2(a) of the Company Disclosure Letter (as defined below), then outstanding shall become fully vested and shall be converted into the right to receive, upon the exercise thereof, an amount in cash (without interest) equal to the Merger Consideration multiplied by each share of Company Common Stock subject to the portion of the Company Option so exercised.  Each outstanding Company Option so converted shall, immediately following such conversion, be cancelled and the holder thereof shall be entitled to receive, as soon as practicable thereafter, but in no event later than one business day following the Effective Time, an amount of cash (without interest) equal to the product of (i) the total number of shares of Company Common Stock subject to such Company Option multiplied by (ii) the excess, if any, of the amount of the Merger Consideration over the exercise price per share of Company Common Stock under such Company Option less any applicable withholding taxes (the “Option Consideration”).

(b)

The compensation committee of the Board of Directors of the Company shall use commercially reasonable efforts to make such amendments and adjustments to or make such determinations with respect to the Company Options, restricted stock units, restricted shares of Company Common Stock and other equity awards as are necessary to implement the provisions of this Section 2.2.

2.3

Exchange of Certificates.

(a)

Exchange Agent.  Prior to the Effective Time, National City shall designate National City Bank to act as exchange agent ("Exchange Agent") in connection with the Merger pursuant to an exchange agent agreement providing for, among other things, the matters set forth in this Section 2.3.  Except as set forth herein, from and after the Effective Time, each holder of a certificate that immediately prior to the Effective Time represented outstanding shares of Company Common Stock (each, a "Certificate") shall be entitled to receive in exchange therefore, upon surrender thereof to the Exchange Agent, the Common Merger Consideration for each share of Company Common Stock so represented by the Certificate surrendered by such holder thereof.

(b)

Notice of Exchange.  Promptly after the Effective Time, National City and Surviving Corporation shall cause the Exchange Agent to mail and/or make available to each record holder of a Certificate a notice and letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificate shall pass, only upon proper delivery of the Certificate to the Exchange Agent) advising such holder of the effectiveness of the Merger and the procedures to be used in effecting the surrender of the Certificate.  Upon surrender to the Exchange Agent of a Certificate, together with such letter of transmittal duly executed and completed in accordance with the instructions thereon, and such other documents as may reasonably be requested, the Exchange Agent shall promptly deliver to the Person entitled thereto the Merger Consideration for each share of Company Common Stock so represented by the Certificate surrendered by such holder thereof, and such Certificate shall forthwith be canceled.

(c)

Transfer.  If delivery of all or part of the Merger Consideration is to be made to a Person other than the Person in whose name a surrendered Certificate is registered, it shall be a condition to such delivery or exchange that the Certificate surrendered shall be properly endorsed or shall be otherwise in proper form for transfer and that the Person requesting such delivery or exchange shall have paid any transfer and other taxes required by reason of such delivery or exchange in a name other than that of the registered holder of the Certificate surrendered or shall have established to the reasonable satisfaction of the Exchange Agent that such tax either has been paid or is not payable.

(d)

Right to Merger Consideration.  Until surrendered and exchanged in accordance with Sections 2.1 or 2.3 above, each Certificate shall, after the Effective Time, represent solely the right to receive the Merger Consideration, multiplied by the number of shares of Company Common Stock evidenced by such Certificate and shall have no other rights except as otherwise required by applicable law.  From and after the Effective Time, National City and Surviving Corporation shall treat such Certificates that have not yet been surrendered for exchange as evidencing the ownership of the aggregate Merger Consideration into which the shares of Company Common Stock represented by such Certificates may be converted, notwithstanding any failure to surrender such Certificates.  One hundred eighty (180) days following the Effective Time, the Exchange Agent shall deliver to Surviving Corporation any funds (including any interest received with respect thereto) which National City has made available to the Exchange Agent and which have not been disbursed to holders of Certificates, and thereafter such holders shall be entitled to look to Surviving Corporation (subject to abandoned property, escheat or other similar laws) with respect to the Merger Consideration payable upon due surrender of their Certificates.  Neither Exchange Agent nor any party hereto shall be liable to any holder of shares of Company Common Stock for any Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

(e)

Lost or Destroyed Exchanged Certificates.  In the event that any Certificate shall have been lost, stolen or destroyed, the Exchange Agent shall deliver in exchange for such lost, stolen or destroyed certificate, upon the making of an affidavit of that fact by the holder thereof in form satisfactory to the Exchange Agent, the Merger Consideration, as may be required pursuant to this Agreement; provided, however, that the Exchange Agent may, in its sole discretion and as a condition precedent to the delivery of the Merger Consideration to which the holder of such certificate is entitled as a result of the Merger, require the owner of such lost, stolen or destroyed certificate to deliver a bond or surety satisfactory to the Exchange Agent, in such sum as the Exchange

Agent may reasonably determine as indemnity against any claim that may be made against Company, National City or the Exchange Agent or any other party with respect to the certificate alleged to have been lost, stolen or destroyed.

(f)

Rights With Respect to Unexchanged Certificates.  Holders of unsurrendered Certificates shall not have any rights as a stockholder of National City, including, without limitation, the right to vote at any meeting of National City stockholders.

2.4

Closing of Company's Transfer Books.  The stock transfer books of Company shall be closed at the close of business on the business day immediately preceding the date of the Effective Time.  In the event of a transfer of ownership of Company Common Stock that is not registered in the transfer records of Company, the Merger Consideration to be distributed pursuant to this Agreement may be delivered to a transferee, if a Certificate is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and by payment of any applicable stock transfer taxes. National City and the Exchange Agent shall be entitled to rely upon the stock transfer books of Company to establish the identity of those Persons entitled to receive, any notices, letters of transmittal and Merger Consideration specified in this Agreement for their shares of Company Common Stock, which books shall be conclusive with respect to the ownership of such shares.  In the event of a dispute with respect to the ownership of any such shares, the Surviving Corporation and the Exchange Agent shall be entitled to deposit any Merger Consideration not already paid represented thereby in escrow with an independent party and thereafter be relieved with respect to any claims to such Merger Consideration.

2.5

Adjustments to Prevent Dilution.  In the event that the Company changes the number of shares of Company Common Stock, or securities convertible or exchangeable into or exercisable for shares of Company Common Stock, issued and outstanding prior to the Effective Time as a result of a reclassification, stock split (including a reverse stock split), stock dividend or distribution, recapitalization, subdivision, or other similar transaction, the Merger Consideration will be equitably adjusted to reflect such change.

III. REPRESENTATIONS AND WARRANTIES OF NATIONAL CITY

Except as disclosed in the National City disclosure letter delivered by National City to Company prior to the execution of this Agreement (the “National City Disclosure Letter”), National City hereby represents and warrants to Company that:

3.1

Corporate Organization.  National City is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.  National City is registered as a financial holding company under the Bank Holding Company Act of 1956, as amended (the "BHCA").  National City has the requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted.  National City has heretofore delivered to Company true and complete copies of its certificate of incorporation and by-laws as currently in effect.

3.2

Authority.  National City has the requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement.  The execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly approved by the Board of Directors of National City and no other corporate proceedings on the part of National City are necessary to authorize this Agreement or to consummate the transactions so contemplated.  This Agreement has been duly executed and delivered by, and constitutes valid and binding obligations of National City enforceable against National City in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws affecting the enforcement of creditors' rights generally and except that the availability of the equitable remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceedings may be brought.

3.3

Information in Disclosure Documents, Registration Statement, Etc.  None of the information with respect to National City or any of National City's Subsidiaries provided by National City for inclusion in any proxy statement of Company ("Proxy Statement") required to be mailed to Company's shareholders in connection with the Merger will at the time of the mailing of the Proxy Statement and any amendments or supplements thereto, and at the time of the Company Meeting (as defined below) contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

3.4

Consents and Approvals; No Violation.  Neither the execution and delivery of this Agreement by National City nor the consummation by National City of the transactions contemplated hereby will (a) conflict with or result in any breach of any provision of its certificate of incorporation or by-laws of National City, (b)  require any consent, approval, authorization or permit of or from, or filing with or notification to, any court, governmental authority or other regulatory or administrative agency or commission, domestic or foreign (a "Governmental Entity"), except (i) pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (ii) filing the Delaware Certificate of Merger and Certificate of Designation pursuant to the DGCL, (iii) filing the Ohio Certificate of Merger, (iv) filings required under the securities or blue sky laws of the various states, (v) filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), (vi) filings with, and approval by, the Federal Reserve Board (the "FRB"), (vii) filings with, and approvals by, the Ohio Superintendent of Financial Institutions and such other state regulatory agencies (including, but not limited to, other state bank and insurance regulatory agencies) as may be required (collectively, the "State Entities"), (viii) filings and approvals pursuant to any applicable state takeover law, (ix)  any consents, authorizations, approvals, filings or exemptions in connection with compliance with applicable provisions of federal and state securities laws relating to the regulations of broker-dealers, investment advisers or transfer agents, (x) any filings with, approvals by and notifications pursuant to the rules and regulations of the National Association of Securities Dealers (the "NASD"), or (xi) consents, approvals, authorizations, permits, filings or notifications which, if not obtained or made will not, individually or in the aggregate, have a Material Adverse Effect.

3.5

Litigation.  As of the date of this Agreement, there is no investigation by a Governmental Entity or litigation, arbitration, or administrative proceeding pending against or, to the knowledge of National City, threatened against National City as of the date of this Agreement that, if decided adversely to such person, would have or result in a Material Adverse Effect on National City, or that seeks to enjoin or otherwise challenges or would reasonably be expected to have the effect of preventing, delaying, making illegal or otherwise interfering with the consummation of the transactions contemplated by this Agreement.

3.6

Compliance with Laws and Orders. The business of National City has not been conducted in violation of any laws, except for such violations as would not, individually or in the aggregate, would reasonably be expected to have the effect of preventing, delaying, making illegal or otherwise interfering with the consummation of the transactions contemplated by this Agreement.  As of the date of this Agreement, there is no pending, or to the knowledge of National City, threatened, investigation or review of National City or any of its Subsidiaries by any Governmental Entity except for any of the foregoing as would reasonably be expected to have the effect of preventing, delaying, making illegal or otherwise interfering with the consummation of the transactions contemplated by this Agreement.

3.7

Agreements with Bank Regulators, Etc.  Neither National City nor any National City Subsidiary is a party to any written agreement or memorandum of understanding with, or a party to any commitment letter, board resolution or similar undertaking to, or is subject to any order or directive by, or is a recipient of any extraordinary supervisory letter from, any Governmental Entity which would reasonably be expected to have the effect of preventing, delaying, making illegal or otherwise interfering with the consummation of the transactions contemplated by this Agreement.

3.8

Available Funds.    National City, have or will at the Effective Time have, cash on hand or borrowing availability under financing arrangements from financially responsible third parties, or a combination thereof, in an aggregate amount sufficient to enable National City to pay in full the Merger Consideration, the Option Consideration and all fees and expenses payable by National City in connection with this Agreement and the transactions contemplated thereby.

3.9

Fees.  Neither National City nor any of National City's Subsidiaries has paid or will become obligated to pay any fee (including any break-up or termination fee) or commission to any broker, finder or intermediary or any other Person in connection with, or as a result of, the transactions contemplated by this Agreement.

3.10

National City Disclosure Letter.  The National City Disclosure Letter is arranged in a format in which the disclosures made therein are arranged in paragraphs or sections corresponding to the numbered and lettered sections and subsections of this Agreement. Any information expressly disclosed in the National City Disclosure Letter shall be specifically limited to the corresponding representation and warranty to which such disclosure paragraph or section relates and no implication or inference shall be made in any other representation or warranty.  The inclusion of any matter in the National City Disclosure Letter shall not be deemed an admission or otherwise to imply that any such matter is material for purposes of this Agreement.

IV. REPRESENTATIONS AND WARRANTIES OF COMPANY

Except as disclosed in the Company disclosure letter delivered by Company to National City prior to the execution of this Agreement (the “Company Disclosure Letter”), Company hereby represents and warrants to National City that:

4.1

Corporate Organization.  Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio and is qualified to do business as a foreign corporation in each jurisdiction in which its ownership or lease of property or the nature of the business conducted by it makes such qualification necessary, except for such jurisdictions in which the failure to be so qualified would not have a Material Adverse Effect.  Company is registered as a bank holding company under the BHCA.  Company has the requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted.  Company has heretofore delivered to National City true and complete copies of its articles of incorporation and code of regulations as currently in effect.

4.2

Authority.  Company has the requisite corporate power and authority to execute and deliver this Agreement and, except for any required approval of Company's shareholders, to consummate the transactions contemplated herein.  The execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly approved by the Board of Directors of Company and no other corporate proceedings on the part of Company are necessary to authorize this Agreement or to consummate the transactions so contemplated, subject only to approval by the shareholders of Company as provided in Section 5.13.  This Agreement has been duly executed and delivered by, and constitutes valid and binding obligations of Company, enforceable against Company in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws affecting the enforcement of creditors' rights generally and except that the availability of the equitable remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceedings may be brought.

4.3

Capitalization.  As of the date hereof, the authorized capital stock of Company consists of 12,000,000 shares of Company Common Stock.  As of the close of business on June 1, 2004, 6,332,238 shares of Company Common Stock were validly issued and outstanding, fully paid and nonassessable.  As of the date hereof, except as set forth in this Section 4.3, pursuant to Company Option Plans there are no other shares of capital stock of Company authorized, issued or outstanding and there are no outstanding subscriptions, options, warrants, rights, convertible securities or any other agreements or commitments of any character relating to the issued or unissued capital stock or other securities of Company obligating Company to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock of Company or obligating Company to grant, extend or enter into any subscription, option, warrant, right, convertible security or other similar agreement or commitment.  There are no voting trusts or other agreements or understandings to which Company or any of Company's Subsidiaries is a party with respect to the voting of the capital stock of Company.  As of the date hereof, there were outstanding under Company Option Plans options to purchase 249,604 shares of Company Common Stock, which Company stock options had a weighted average exercise price of $22.83 and for which adequate shares of Company Common Stock have been reserved for issuance under Company Option Plans.

4.4

Subsidiaries.  The Company Disclosure Letter sets forth the name and state of incorporation of each Subsidiary of Company (collectively, "Company Subsidiaries" and each a "Company Subsidiary").  Each Company Subsidiary is a bank, a corporation or other business entity duly organized, validly existing and in good standing (or the local law equivalent) under the laws of its respective jurisdiction of incorporation or organization and is qualified to do business as a foreign corporation or foreign business entity in each jurisdiction in which its ownership or lease of property or the nature of the business conducted by it makes such qualification necessary, except for such jurisdictions in which the failure to be so qualified would not have a Material Adverse Effect.  Each Company Subsidiary has the requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its businesses as they are now being conducted.  All outstanding shares of capital stock of each Company Subsidiary are owned by Company or another Company Subsidiary and are validly issued, fully paid and (except pursuant to the Ohio Code in the case of Savings Bank & Trust and pursuant to the National Bank Act in the case of Wayne County National Bank) and nonassessable, are not subject to preemptive rights in favor of any Person and are owned free and clear of all liens, claims and encumbrances.  There are no outstanding subscriptions, options, warrants, rights, convertible securities or any other agreements or commitments of any character relating to the issued or unissued capital stock or other securities of any Company Subsidiary obligating any Company Subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold additional shares of its capital stock or obligating any Company Subsidiary to grant, extend or enter into any subscription, option, warrant, right, convertible security or other similar agreement or commitment.

4.5

Information in Disclosure Documents, Registration Statement, Etc.  None of the information with respect to Company or any Company Subsidiary provided by Company for inclusion in the Proxy Statement will at the time of the mailing of the Proxy Statement and any amendments or supplements thereto, and at the time of the Company

Meeting contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.  The Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations promulgated thereunder.

4.6

Consent and Approvals; No Violation.  Neither the execution and delivery of this Agreement by Company nor the consummation by Company of the transactions contemplated hereby will (a) conflict with or result in any breach of any provision of its articles of incorporation or code of regulations of Company, (b) violate, conflict with, constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of any lien or other encumbrance upon any of the properties or assets of Company or any Company Subsidiary under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which Company or any Company Subsidiary is a party or to which they or any of their respective properties or assets are subject, except for such violations, conflicts, breaches, defaults, terminations, accelerations or creations of liens or other encumbrances, which will not have a Material Adverse Effect or (c) require any consent, approval, authorization or permit of or from, or filing with or notification to, any Governmental Entity, except (i) pursuant to the Exchange Act, (ii) filing the Delaware Certificate of Merger, (iii) filing the Ohio Certificate of Merger, (iv) filings required under the securities or blue sky laws of the various states, (v) filings under the HSR Act, (vi) filings with, and approval by, the FRB, (vii) filings with, and approvals by, the State Entities, (viii) filings and approvals pursuant to any applicable state takeover law, (ix) any consents, authorizations, approvals, filings or exemptions in connection with compliance with applicable provisions of federal and state securities laws relating to the regulations of broker-dealers, investment advisers or transfer agents, (x) any filings with, approvals by and notifications pursuant to the rules and regulations of the NASD, or (xi) consents, approvals, authorizations, permits, filings or notifications which, if not obtained or made will not, individually or in the aggregate, have a Material Adverse Effect.

4.7

Reports and Financial Statements.  Since January 1, 1999, Company and each Company Subsidiary have filed all reports, registrations and statements, together with any required amendments thereto, that they were required to file with the Securities and Exchange Commission (the “Commission”) under Section 12(b), 12(g), 13(a) or 14(a) of the Exchange Act, including, but not limited to Forms 10-K, Forms 10-Q and proxy statements (the "Company Reports").  Company has previously furnished or will promptly furnish National City with true and complete copies of each of Company's annual reports on Form 10-K for the years 1999 through 2003.  As of their respective dates, the Company Reports complied with the requirements of the Exchange Act and the rules and regulations promulgated thereunder and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstance under which they were made, not misleading.  The audited consolidated financial statements and unaudited interim financial statements of Company included in the Company Reports have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as may be indicated therein or in the notes thereto) and fairly present the consolidated financial position of Company and Company Subsidiaries as at the dates thereof and the results of their operations and cash flows for the periods then ended subject, in the case of the unaudited interim financial statements, to normal year-end and audit adjustments and any other adjustments described therein.  There exist no material liabilities of Company and its consolidated Subsidiaries, contingent or otherwise of a type required to be disclosed in accordance with generally accepted accounting practices, except as disclosed in the Company Reports.  Company's reserve for possible loan losses as shown in its Quarterly Report on Form 10-Q for the quarter ending March 31, 2004 was adequate, within the meaning of generally accepted accounting principles and safe and sound banking practices.

4.8

Taxes.  Company will promptly make available to National City, upon request by National City, true and correct copies of the federal, state and local income tax returns, and state and local property and sales tax returns filed by Company and any of Company Subsidiaries for each of the fiscal years that remains open, as of the date hereof, for examination or assessment of tax.  Company and each Company Subsidiary have prepared in good faith and duly and timely filed, or caused to be duly and timely filed, all federal, state, local and foreign income, estimated tax, withholding tax, franchise, sales and other tax returns or reports required to be filed by them on or before the date hereof, except to the extent that all such failures to file, taken together, would not have a Material Adverse Effect.  Company and each Company Subsidiary have paid, or have made adequate provision or set up an adequate accrual or reserve for the payment of, all taxes shown or required to be shown to be owing on all such returns or reports, together with any interest, additions or penalties related to any such taxes or to any open taxable year or period.  Neither Company nor any of Company's Subsidiaries has consented to extend the statute of limitations with respect to the assessment of any tax.  Neither Company nor any of Company Subsidiaries is a party to any action or proceeding, nor to the best of Company's knowledge is any such action or proceeding threatened, by any Governmental Entity in connection with the determination, assessment or collection of any taxes, and no deficiency notices or reports have been received by Company or any of Company Subsidiaries in respect of any material deficiencies for any tax, assessment, or government charge.

4.9

Employee Plans.  All employee benefit, welfare, bonus, deferred compensation, pension, profit sharing, stock option, employee stock ownership, consulting, severance, or fringe benefit plans, formal or informal, written or oral and all trust agreements related thereto, relating to any present or former directors, officers or employees of Company or Company Subsidiaries ("Company Employee Plans") have been maintained, operated, and administered in compliance with their terms and currently comply, and have at all relevant times complied with the applicable requirements of Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Code, and any other applicable laws.  Each Company Employee Plan which is a pension plan (as defined in Section 3(2) of ERISA):  (a) except for recent amendment(s) to the plans not materially affecting the qualified status of the plans (which are disclosed in, and copies of which are attached to, the Company Disclosure Letter), each pension plan as amended (and any trust relating thereto) intended to be a qualified plan under Section 401(a) of the Code either (i) has been determined by the Internal Revenue Service (“IRS”) to be so qualified or (ii) is the subject of a pending application for such determination that was timely filed, (b) there is no accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, and no waiver of the minimum funding standards of such sections has been requested from the IRS, (c) neither Company nor any of the Company Subsidiaries has provided, or is required to provide, security to any pension plan pursuant to Section 401(a)(29) of the Code, (d) the fair market value of the assets of each defined benefit plan (as defined in Section 3(35) of ERISA) exceeds the value of the “benefit liabilities” within the meaning of Section 4001(a)(16) of ERISA under such defined benefit plan as of the end of the most recent plan year thereof ending prior to the date hereof, calculated on the basis of the actuarial assumptions used in the most recent actuarial valuation for such defined benefit plan as of the date hereof, (e) no reportable event described in Section 4043 of ERISA for which the 30-day reporting requirement has not been waived has occurred, (f) no defined benefit plan has been terminated, nor has the Pension Benefit Guaranty Corporation ("PBGC") instituted proceedings to terminate a defined benefit plan or to appoint a trustee or administrator of a defined benefit plan, and no circumstances exist that constitute grounds under Section 4042(a)(2) of ERISA entitling the PBGC to institute any such proceedings and (g) no pension plan is a "multiemployer plan" within the meaning of Section 3(37) of ERISA or a "multiple employer plan" within the meaning of Section 413(c) of the Code.  Neither Company nor any Company Subsidiary has incurred any liability to the PBGC with respect to any "single-employer plan" within the meaning of Section 4001(a)(15) of ERISA currently or formerly maintained by any entity considered one employer with it under Section 4001 of ERISA or Section 414 of the Code, except for premiums all of which have been paid when due.  Neither Company nor any of its Subsidiaries has incurred any withdrawal liability with respect to a multiemployer plan under Subtitle E of Title IV of ERISA.  There is no basis for any Person to assert that Company or any of its Subsidiaries has an obligation to institute any Employee Plan or any such other arrangement, agreement or plan.  With respect to any insurance policy that heretofore has or currently does provide funding for benefits under any Company Employee Plan, (x) there is no liability on the part of Company or any of its Subsidiaries in the nature of a retroactive or retrospective rate adjustment, loss-sharing arrangement, or other actual or contingent liability, nor would there be any such liability if such insurance policy was terminated, and (y) no insurance company issuing such policy is in receivership, conservatorship, liquidation or similar proceeding and, to the knowledge of Company, no such proceeding with respect to any such insurer is imminent.  Neither the execution of this Agreement, nor the consummation of the transactions contemplated thereby will (A) constitute a stated triggering event under any Company Employee Plan that will result in any payment (whether of severance pay or otherwise) becoming due from Company or any of its subsidiaries to any present or former officer, employee, director, shareholder, consultant or dependent of any of the foregoing or (B) accelerate the time of payment or vesting, or increase the amount of compensation due to any present or former officer, employee, director, shareholder, consultant, or dependent of any of the foregoing.  Neither Company nor any of its Subsidiaries has any obligations for retiree health and life benefits under any Company Employee Plan.  There are no restrictions on the rights of Company or Company Subsidiaries to amend or terminate any such Company Employee Plan without incurring any liability thereunder.

4.10

Material Contracts.  Except as disclosed in the Company Reports, neither Company nor any Company Subsidiary is a party to, or is bound or affected by, or receives benefits under (a) any employment, severance, termination, consulting or retirement agreement (collectively, "Benefit Agreements") providing for aggregate payments to any Person in any calendar year in excess of $100,000, (b) any material agreement, indenture or other instrument relating to the borrowing of money by Company or any Company Subsidiary or the guarantee by Company or any Company Subsidiary of any such obligation (other than trade payables and instruments relating to borrowings or guaranties made in the ordinary course of business consistent with past practice) or (c) any other contract or agreement or amendment thereto that would be required to be filed as an exhibit to a Form 10-K filed by Company with the Commission as of the date hereof (collectively, the "Company Contracts").  Neither Company nor any Company Subsidiary is in default under any Company Contract, which default is reasonably likely to have, either individually or in the aggregate, a Material Adverse Effect, and there has not occurred any event that with the lapse of time or the giving of notice or both would constitute such a default.  Neither Company nor any Company Subsidiary is a party to, or is bound by, any collective bargaining agreement, contract, or other agreement or understanding with a labor union or labor organization, nor is Company or any Company Subsidiary the subject of a proceeding asserting that it or any Company Subsidiary has committed an unfair labor practice or seeking to compel it or such Subsidiary to bargain with any labor organization as to wages and conditions of employment, nor is there any strike or other labor dispute involving it or any Company Subsidiary pending or threatened.

4.11

Absence of Certain Changes or Events.  Except for liabilities contemplated by this Agreement and the transactions contemplated hereby, and except as disclosed in the Company Reports, since December 31, 2003, (i) the Company and each of the Company Subsidiaries has conducted its respective operations only in the ordinary course of business consistent with past practice, (ii) there has not been a Material Adverse Effect on the Company and (iii) neither the Company nor any Company Subsidiary has taken any action that if taken after the date of this Agreement, would violate the provisions of Section 5.2.

4.12

Litigation.  Except as disclosed in the Company Reports filed by Company with the Commission prior to the date of this Agreement, there is no suit, action or proceeding pending, or, to the knowledge of Company, threatened against or affecting Company or any Company Subsidiary which, if determined adversely to Company, would be reasonably expected to have a Material Adverse Effect, nor is there any judgment, decree, injunction, rule or order of any Governmental Entity or arbitrator, outstanding against Company or any Company Subsidiary having, or which would, insofar as reasonably can be foreseen, now or in the future, have a Material Adverse Effect.

4.13

Compliance with Laws and Orders.

(a)

Company and each Company Subsidiary hold all licenses, franchises, permits and authorizations necessary for the lawful conduct of their respective businesses under and pursuant to each, and have complied in all respects with and are not in default in any respect under any, applicable law, statute, order, rule, regulation, policy or guideline of any Governmental Entity relating to Company or Company Subsidiary, except where the failure to hold such license, franchise, permit or authorization or such noncompliance or default is not reasonably likely to have, either individually or in the aggregate, a Material Adverse Effect.

(b)

Except as disclosed in the Company Reports filed by Company with the Commission prior to the date of this Agreement, the businesses of Company and each Company Subsidiary are not being conducted in violation of any law, ordinance, regulation, judgment, order, decree, license or permit of any Governmental Entity (including, without limitation, in the case of a Company Subsidiary that is a bank, all statutes, rules and regulations pertaining to the conduct of the banking business and the exercise of trust powers), except for violations which individually or in the aggregate do not, and, insofar as reasonably can be foreseen, in the future will not, have a Material Adverse Effect.  No investigation or review by any Governmental Entity with respect to Company or any Company Subsidiary is pending or, to the knowledge of Company threatened, nor has any Governmental Entity indicated an intention to conduct the same in each case other than those the outcome of which will not have a Material Adverse Effect.

(c)

Except as is not reasonably likely to have, either individually or in the aggregate, a Material Adverse Effect, Company and each Company Subsidiary have properly administered all accounts for which its acts as a fiduciary, including accounts for which it serves as a trustee, agent, custodian, personal representative, guardian, conservator or investment advisor, in accordance with the terms of the governing documents, applicable state and federal law and regulation and common law.  None of Company, any Company Subsidiary, or any director, officer or employee of Company or of any Company Subsidiary, has committed any breach of trust or fiduciary duty with respect to any such fiduciary account that is reasonably likely to have, either individually or in the aggregate, a Material Adverse Effect, and, except as would not be reasonably likely to have, either individually or in the aggregate, a Material Adverse Effect, the accountings for each such fiduciary account are true and correct and accurately reflect the assets of such fiduciary account.

4.14

Agreements with Bank Regulators, Etc.  Neither Company nor any Company Subsidiary is a party to any written agreement or memorandum of understanding with, or a party to any commitment letter, board resolution or similar undertaking to, or is subject to any order or directive by, or is a recipient of any extraordinary supervisory letter from, any Governmental Entity which restricts the conduct of its business, or in any manner relates to its capital adequacy, its credit or reserve policies or its management nor has Company or any of its Subsidiaries been advised by any Governmental Entity that it is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such order, decree, agreement, memorandum of understanding, extraordinary supervisory letter, commitment letter or similar submission.  Neither Company nor any Company Subsidiary is required by Section 32 of the Federal Deposit Insurance Act to give prior notice to a Federal banking agency of the proposed addition of an individual to its board of directors or the employment of an individual as a senior or executive officer.  Company knows of no reason why the regulatory approvals referred to in Section 4.6(c) above should not be obtained.

4.15

Intellectual Property.  The Company and each Company Subsidiary owns or has a valid right to use all patents, trademarks, trade names, service marks, domain names, copyrights, and any applications and registrations therefore, technology, trade secrets, know-how, computer software and tangible and intangible proprietary information and materials (collectively, “Intellectual Property Rights”) as are necessary in connection with the business of the Company and any Company Subsidiary, taken as a whole, except where the failure to own or have a valid right to use such Intellectual Property Right would not reasonably be expected to result in a Material Adverse Effect on the Company.  Neither the Company nor any Company Subsidiary has infringed, misappropriated or violated in any material respect any Intellectual Property Rights of any third party, except where such infringement, misappropriation or violation would not reasonably be expected to result in a Material Adverse Effect on the Company.  To the knowledge of the Company, no third party infringes, misappropriates or violates any Intellectual Property Rights owned or exclusively licensed by or to the Company or any Company Subsidiary, except where such infringement, misappropriation or violation would not reasonably be expected to result in a Material Adverse Effect on the Company.

4.16

Fees.  Except for fees paid and payable to Stifel, Nicolaus & Company, Incorporated, neither Company nor any Company Subsidiary has paid or will become obligated to pay any fee (including any break-up or termination fee) or commission to any broker, finder, intermediary or any other Person in connection with, or as a result of, the transactions contemplated by this Agreement.

4.17

Company Action.

(a)

The Board of Directors of Company (at a meeting duly called, constituted and held) has by the requisite vote of all directors present (a) determined that the Merger is advisable and in the best interests of Company and its shareholders, (b) approved this Agreement and the transactions contemplated by this Agreement, including the Merger, and (c) has directed that the Merger be submitted for consideration by Company's shareholders at the Company Meeting.  The Board of Directors of Company has approved the transactions contemplated by this Agreement and taken all steps necessary to exempt (i) the execution of this Agreement, (ii) the Merger and (iii) the transactions contemplated hereby and thereby from, any statute of the Ohio Code that purports to limit or restrict business combinations or the ability to acquire or to vote shares and any other applicable state business combination or anti-takeover provisions of Company's articles of incorporation or code of regulations as currently in effect.

(b)

The Board of Directors of the Company has taken all necessary action so that no “fair price,” “moratorium,” “control share acquisition” or other anti-takeover law (each a “Takeover Statute”) (including the control share acquisition provisions codified in Sections 1701.831 et seq. of the Ohio Code and the moratorium provision codified in the Section 1704.02 et seq. of the Ohio Code) is applicable to the Merger and the other transactions contemplated by this Agreement.  The Board of Directors of the Company has (i) duly and validly approved this Agreement, (ii) determined that the transactions contemplated by this Agreement are advisable and in the best interests of the Company and its shareholders, (iii) unanimously resolved to recommend to such shareholders that they vote in favor of the Merger and (iv) taken all corporate action required to be taken by the Board of Directors of the Company for the consummation of the transactions contemplated by this Agreement.

4.18

Vote Required.  The affirmative votes of holders of at least two-thirds of the outstanding shares of Company Common Stock entitled to vote thereon are the only votes of the holders of any class or series of Company capital stock necessary to approve this Agreement and the transactions contemplated by this Agreement.

4.19

Material Interests of Certain Persons.  Except as disclosed in Company's Proxy Statement for its 2004 Annual Meeting of Stockholders, no officer or director of Company, or any "associate" (as such term is defined in Rule 14a-1 under the Exchange Act) of any such officer or director, has any material interest in any material contract or property (real or personal), tangible or intangible, used in or pertaining to the business of Company or any of its Subsidiaries that would be required to be disclosed under the requirements of the Exchange Act and the rules and regulations promulgated thereunder.

4.20

Environmental Matters.

(a)

For purposes of this Agreement, the following terms shall have the indicated meanings:

"Environmental Law" means any federal, state or local law, statute, ordinance, rule, regulation, code, license, permit, authorization, approval, consent, order, determination, judgment, decree, injunction or agreement with any governmental entity relating to (i) the health, protection, preservation, containment or restoration of the environment including, without limitation, air, water vapor, surface water, groundwater, drinking water supply, surface soil, subsurface soil, wetlands, plant and animal life or any other natural resource, conservation, and/or (ii) the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of Hazardous Substances.  The term Environmental Law includes, without limitation, (x) the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. Section 9601, et seq.; the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. 9601(2)(D); the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Section 6901, et seq.; the Clean Air Act, as amended, 42 U.S.C. Section 7401, et seq.; the Federal Water Pollution Control Act, as amended by the Clean Water Act, 33 U.S.C. Section 1251, et seq.; the Toxic Substances Control Act, as amended, 15 U.S.C. Section 9601, et seq.; the Emergency Planning and Community Right to Know Act, 42 U.S.C. Section 11001, et seq.; the Safe Drinking Water Act, 42 U.S.C. Section 300f, et seq.; and all comparable state and local laws, ordinances, rules, regulations respecting the interpretation or enforcement of same and (y) any common law (including without limitation common law that may impose strict liability) that may impose liability for injuries or damages due to  the release of any Hazardous Substance.

"Hazardous Substance" means (i) any hazardous wastes, toxic chemicals, materials, substances or wastes as defined by or for the purposes of any Environmental Law; (ii) any "oil," as defined by the Clean Water Act, as amended from time to time, and regulations promulgated thereunder (including crude oil or any fraction thereof and any petroleum products or derivatives thereof); (iii) any substance, the presence of which is prohibited, regulated or controlled by any applicable federal, state or local laws, regulations, statutes or ordinances now in force or hereafter enacted relating to waste disposal or environmental protection with respect to the exposure to, or manufacture, possession, presence, use, generation, storage, transportation, treatment, release, emission, discharge, disposal, abatement, cleanup, removal, remediation or handling of any such substance; (iv) any asbestos or asbestos-containing materials, polychlorinated biphenyls in the form of electrical equipment, fluorescent light fixtures with ballasts, cooling oils or any other form, urea formaldehyde, atmospheric radon; (v) any solid, liquid, gaseous or thermal irritant or contaminant, such as smoke, vapor, soot, fumes, alkalis, acids, chemicals, pesticides, herbicides, sewage, industrial sludge or other similar wastes; (vi) industrial, nuclear or medical by-products; (vii) any lead-based paint or coating and (viii) any underground storage tank(s).

"Loan Portfolio Properties, Trust Properties and Other Properties" means any real property, interest in real property, improvements, appurtenances, rights and personal property attendant thereto, which is owned, leased as a landlord or a tenant, licensed as a licensor or licensee, managed or operated or upon which is held a mortgage, deed of trust, deed to secure debt or other security interest by Company or any of its

Subsidiaries whether directly, as an agent, as trustee or other fiduciary or otherwise.

(b)

To the best of Company's knowledge, neither Company nor any of its Subsidiaries is in violation of or has any liability, absolute or contingent, in connection with or under any Environmental Law, except any such violations or liabilities which would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(c)

To the best of Company's knowledge, none of the Loan Portfolio Properties, Trust Properties and Other Properties of Company or any Company Subsidiaries is in violation of or has any liability, absolute or contingent, under any Environmental Law, except any such violations or liabilities which, individually or in the aggregate would not have a Material Adverse Effect.

(d)

To the best of Company's knowledge, there are no actions, suits, demands, notices, claims, investigations or proceedings pending or threatened relating to any Loan Portfolio Properties, Trust Properties and Other Properties including, without limitation, any notices, demand letters or requests for information from any federal or state environmental agency relating to any such liability under or violation of Environmental Law, which would impose a liability upon Company or any Company Subsidiary pursuant to any Environmental Law, except such as would not, individually or in the aggregate have a Material Adverse Effect.

4.21

Labor Matters.

(a)

Neither Company nor any of its Subsidiaries is engaged in, and has not engaged in, any unfair labor practice.

(b)

There is no labor strike, dispute, slowdown or stoppage actually pending threatened against or directly affecting Company or any of its Subsidiaries.

(c)

No union is currently certified, and there is no union representation question and no union or other organizational activity that would be subject to the National Labor Relations Act (29 U.S.C. Section 151 et seq.) exists or is, to best knowledge of Company, threatened.

(d)

No grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending and no claims therefore exist or to the best of Company's knowledge, are threatened.

(e)

No collective bargaining agreement exists which is binding on Company and/or any of its Subsidiaries.

(f)

Neither Company nor any of its Subsidiaries have experienced any material work stoppage or other material labor difficulty.

(g)

Neither Company nor any of its Subsidiaries is delinquent in any material payments to any of its current or former officers, directors, employees or agents for any wages, salaries, commissions, bonuses, benefits or other compensation for any services performed by them or amounts required to be reimbursed to them.

4.22

Minute Books.  The minute books of Company and each Company Subsidiary contain or will contain at Closing accurate records of all corporate actions of their respective shareholder(s) and boards of directors (including committees of the board of directors).

4.23

Loans.  All of the loans, leases, installment sales contracts and other credit transactions on the books of Company and the Company Subsidiaries are valid and properly documented and were made in the ordinary course of business, and the security therefore, if any, is valid and properly perfected, except as would not be reasonably likely to have, either individually or in the aggregate, a Material Adverse Effect.  Neither the terms of such loans, leases, installment sales contracts and other credit transactions, nor any of the documentation evidencing such transactions, nor the manner in which such loans, leases, installment sales contracts and other credit transactions have been administered and serviced, nor Company's procedures and practices of approving or rejecting applications for such transactions, violates any federal, state or local law, rule, regulation or ordinance applicable thereto, including without limitation the TILA, Regulations O and Z of the Federal Reserve Board, the CRA, the Equal Credit Opportunity Act, as amended, and state laws, rules and regulations relating to consumer protection, installment sales and usury, except as would not be reasonably likely to have, either individually or in the aggregate, a Material Adverse Effect.

4.24

Notice of Breach or Potential Breach. Company shall promptly notify National City of any change, circumstance or event which would cause any of the representations or warranties made by Company pursuant to this Agreement to be untrue as of the date hereof or at Closing Date or which prevents Company from complying with any of its obligations hereunder.  There is no fact or development known to Company which would have a Material Adverse Effect, or which might in the future, in Company's reasonable judgment, have a Material Adverse Effect, on Company’s or its Subsidiaries’ continuing business, which has not been set forth in this Agreement.

4.25

Disclosure.  No representation or warranty by Company in this Agreement after giving effect to the disclosures set forth in the Company Disclosure Letter, contains any untrue statement of a material fact or omits to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.  Any claim by National City for a breach of representation, warranty, covenant, agreement or obligation of Company hereunder will not be affected by any investigation conducted by National City with respect to, or knowledge acquired (or capable of being acquired), with respect to the accuracy or inaccuracy of or compliance with any such representation, warranty, covenant, agreement or obligation.

Company Disclosure Letter.  The Company Disclosure Letter is arranged in a format in which the disclosures made therein are arranged in paragraphs or sections corresponding to the numbered and lettered sections and subsections of this Agreement and the matters expressly disclosed in the Company Disclosure Letter shall be specifically limited to the corresponding representation and warranty to which such disclosure paragraph or section relates and no implication or inference shall be made in any other representation or warranty.  The inclusion of any matter in the Company Disclosure Letter shall not be deemed an admission or otherwise to imply that any such matter is material for purposes of this Agreement.

V. COVENANTS

5.1

Acquisition Transactions.  Company and each Company Subsidiary shall not, directly or indirectly, and shall instruct and otherwise use its best efforts to cause their respective officers, directors, employees, agents or advisors or other representatives or consultants not to, directly or indirectly, (i) solicit or initiate any proposals or offers from any Person relating to any acquisition or purchase of all or a material amount of the assets of, or any securities of, or any merger, consolidation or business combination with, Company or any Company Subsidiary (such transactions are referred to herein as "Acquisition Transactions") or (ii) except to the extent that the Board of Directors of Company is required, in a written opinion of counsel to the Board of Directors of Company, in the exercise of its fiduciary duties in accordance with applicable law, to participate in any discussions or negotiation regarding, or furnish to any other Person any information with respect to, an Acquisition Transaction; provided, however, that nothing contained in this Section 5.1 shall restrict or prohibit any disclosure by Company that is required in any document to be filed with the Commission after the date of this Agreement or any disclosure that, in the written opinion of counsel to the Board of Directors of Company, is otherwise required under applicable law.  Company shall, and cause each Company Subsidiary to, immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing.  Company shall notify National City immediately if any such inquiries or proposals are received by, any such information is requested from, or any such negotiations or discussions are sought to be initiated or continued with Company or any Company Subsidiary.

5.2

Interim Operations of Company.  During the period from the date of this Agreement to the Effective Time, except as specifically contemplated by this Agreement, set forth in the Company Disclosure Letter or as otherwise approved expressly in writing by National City (which approval will not be unreasonably withheld, conditioned or delayed):

(a)

Conduct of Business.  Company shall, and shall cause each Company Subsidiary to, conduct their respective businesses only in, and not take any action except in, the ordinary course of business consistent with past practice.  Company shall use reasonable efforts to preserve intact the business organization of Company and each Company Subsidiary, to keep available the services of its and their present key officers and employees and to preserve the goodwill of those having business relationships with Company or any Company Subsidiary.  Other than in the ordinary course of business consistent with past practice, Company shall not (i) incur any indebtedness for borrowed money (it being understood and agreed that incurrence of indebtedness in the ordinary course of business shall include, without limitation, the creation of deposit liabilities, purchases of federal funds, sales of certificates of deposit and entering into repurchase agreements), (ii) assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any other individual, corporation or other entity, or (iii) make any loan or advance.  Company shall not, and shall not permit any of the Company Subsidiaries to, adopt a plan of complete or partial liquidation or resolutions providing for or authorizing such a liquidation or a dissolution, restructuring, recapitalization or reorganization.

(b)

Articles and Code of Regulations.  Company shall not and shall not permit any Company Subsidiary to make any change or amendment to their respective articles of incorporation or code or regulations (or comparable governing instruments) in a manner that would materially and adversely affect either party's ability to consummate the Merger or the economic benefits of the Merger to either party.

(c)

Capital Stock.  Company shall not, and shall not permit any Company Subsidiary to, issue or sell any shares of capital stock or any other securities of any of them (other than pursuant to outstanding exercisable stock options granted pursuant to one of Company Option Plans or issue any securities convertible into or exchangeable for, or options, warrants to purchase, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or enter into any contract, understanding or arrangement with respect to the issuance of, any shares of capital stock or any other securities of any of them (other than pursuant to Company Option Plans) or enter into any arrangement or contract with respect to the purchase or voting of shares of their capital stock, or adjust, split, combine or reclassify any of their capital stock or other securities or make any other changes in their capital structures.  Neither Company nor any Company Subsidiary shall grant any additional stock options.

(d)

Dividends.  Company shall not, and shall not permit any Company Subsidiary to, declare, set aside, pay or make any dividend or other distribution or payment (whether in cash, stock or property) with respect to, or purchase or redeem, any shares of the capital stock of any of them other than regular quarterly cash dividends in an amount not to exceed $0.18 per share of Company Common Stock payable on the regular historical payment dates between the date hereof and the Effective Time.

(e)

Employee Plans, Compensation, Etc.  Except as otherwise provided in this Agreement, Company shall not, and shall not permit any Company Subsidiary to, adopt or amend (except as required by law (including as required to maintain qualification under Section 401(a) of the Code) or other contractual obligations existing on the date hereof or with the consent of National City, which consent shall not be reasonable withheld) any bonus, profit sharing, compensation, severance, termination, stock option, pension, retirement, deferred compensation, employment or other employee benefit agreements, trusts, plans, funds or other arrangements for the benefit or welfare of any director, officer or employee, or (except for normal increases in the ordinary course of business consistent with past practice not to exceed 5% for any individual or 3% in the aggregate) increase the compensation or fringe benefits of any director, officer or employee or pay any benefit not required by any existing plan, agreement or arrangement (including, without limitation, the granting of stock options or stock appreciation rights) or take any action or grant any benefit not required under the terms of any existing agreements, trusts, plans, funds or other such arrangements or enter into any contract, agreement, commitment or arrangement to do any of the foregoing.

(f)

Certain Policies.  Company will modify and change its loan, litigation, real estate valuation, asset, liquidity and investment portfolio policies and practices (including loan classifications and level of reserves) prior to the Effective Time so as to be consistent on a mutually satisfactory basis with those of National City and generally accepted accounting principles at the earlier of (i) such time as National City acknowledges that all conditions to its obligations to consummate the Merger set forth in Sections 7.1 and 7.3 below have been irrevocably waived or satisfied or (ii) immediately prior to the Effective Time.  Company's representations, warranties or covenants contained in this Agreement shall not be deemed to be untrue or breached in any respect for any purpose as a consequence of any such modifications or changes.

5.3

Control of Other Party’s Business.  Nothing contained in this Agreement (including, without limitation, Section 5.2) shall give National City, directly or indirectly, the right to control or direct the operations of Company or shall give Company, directly or indirectly, the right to control or direct the operations of National City prior to the Effective Time.  Prior to the Effective Time, each of Company and National City shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ respective operations.

5.4

Employee Matters.

(a)

Benefit Agreements.  Surviving Corporation and National City shall, subject to any legal or regulatory restrictions, honor, maintain and perform on and after the Effective Time, without deduction, counterclaims, interruptions or deferment (other than withholding under applicable law), all vested benefits of any Person under all existing plans or agreements.

(b)

Employment of Continuing Employees.  National City agrees that each Person who is an employee of Company or any Company Subsidiary as of immediately prior to the Effective Time (individually, a “Continuing Employee” and, collectively, the “Continuing Employees”) shall be an employee of National City or one of its Subsidiaries as of the Effective Time.  During the period of time beginning at the Effective Time and ending December 31, 2004, each Continuing Employee, while employed by National City or one of its Subsidiaries, will receive compensation and benefits that are comparable in the aggregate to the compensation and benefits currently provided by the Company and each Company Subsidiary to its employees.  Notwithstanding the foregoing, nothing contained herein shall obligate National City, the Surviving Corporation or any of their Affiliates (as defined below) to (x) maintain any particular Company compensation or benefit plan, (y) grant or issue any equity or equity-based awards or (z) retain the employment of any person employed by the Company or any Company Subsidiary immediately prior to the Effective Time.

(c)

Participation in National City Plans.  Commencing as of January 1 of the year following the Effective Time, National City and its Subsidiaries shall cause the Continuing Employees, while employed by National City or any of its Subsidiaries, to be eligible to participate in the National City employee benefit, pension, welfare, incentive compensation, severance, and vacation pay benefit plans (“National City Employee Plans”) that similarly situated National City employees participate in.

(d)

Past Service Credit Under National City Plans.  National City and its Subsidiaries shall cause the National City Employee Plans that cover the Continuing Employees or any of their dependents or beneficiaries to treat the employment and service of the Continuing Employees with the Company, Company Subsidiaries and any predecessor employers through the Effective Time as employment and service with National City and its Subsidiaries for all purposes (other than benefit accruals under any defined benefit pension plan including, but not limited to, the calculation of future pay credit service under a cash balance pension formula and any eligibility requirements for benefits under National City’s Retiree Welfare Benefit Plan) under National City Employee Plans that cover the Continuing Employees.

(e)

Severance Upon Termination of Continuing Employee.  If a Continuing Employee’s employment is terminated by National City or any of its Subsidiaries, such Continuing Employee shall be entitled to severance benefits from National City and its Subsidiaries in accordance with the severance plans and policies of National City and its Subsidiaries, as in effect from time to time thereafter for similarly situated employees.

5.5

Access and Information.  Upon reasonable notice, National City and Company shall, and shall cause its respective Subsidiaries to, afford to the other party to this Agreement and its representatives (including, without limitation, directors, officers and employees of such investigating party and its Affiliates, and counsel, accountants and other professionals retained) such access during normal business hours throughout the period prior to the Effective Time to the books, records (including, without limitation, tax returns and work papers of independent auditors), properties, personnel and to such other information as such investigating party may reasonably request; provided, however, that a party shall not be required to provide access to any such information if the providing of such access (i) would be reasonably likely, to advice of counsel, to result in the loss or impairment of any privilege generally recognized under law with respect to such information or (ii) would be precluded by any law, ordinance, regulation, judgment, order, decree, license or permit of any Governmental Entity.  Any claim by a party for a breach of representation, warranty, covenant, agreement or obligation of such party hereunder shall not be affected by any investigation conducted by such party with respect to, or knowledge acquired (or capable of being acquired), with respect to the accuracy or inaccuracy of or compliance with any such representation, warranty, covenant, agreement or obligation.  All information furnished by one party to the other parties in connection with this Agreement or the transactions contemplated hereby shall be subject to the terms and conditions of Section 5.17.  Without limiting the effect of the Section 5.17, if the transactions contemplated by this Agreement are not consummated, each party shall promptly cause all copies of documents or extracts thereof containing Confidential Information (as defined below) of the other party to be returned to the disclosing party or destroyed.

5.6

Certain Filings, Consents and Arrangements.  National City and Company shall (a) as soon as practicable make any required filings and applications required to be filed with Governmental Entities between the date of this Agreement and the Effective Time (b) cooperate with one another (i) in promptly determining whether any other filings are required to be made or consents, approvals, permits or authorizations are required to be obtained under any other relevant federal, state or foreign law or regulation and (ii) in promptly making any such filings, furnishing information required in connection therewith and seeking timely to obtain any such consents, approvals, permits or authorizations and (c) deliver to the other party to this Agreement copies of the publicly available portions of all such reports promptly after they are filed.

5.7

Takeover Statutes.  Company shall take all reasonable steps to (i) exempt Company and the Merger from the requirements of any Takeover Statute by action of Company's Board of Directors or otherwise and (ii), upon the request of National City, assist in any challenge by National City to the applicability to the Merger of any Takeover Statute.

5.8

Indemnification.

(a)

From and after the Effective Time, in the event of any threatened or actual claim, action, suit, proceeding or investigation, whether civil, criminal or administrative, including, without limitation, any such claim, action, suit, proceeding or investigation in which any Person who is now, or has been at any time prior to the date of this Agreement, or who becomes prior to the Effective Time, a director or officer of Company or any Company Subsidiary (the “Indemnitees”) is, or is threatened to be, made a party based in whole or in part on, or arising in whole or in part out of, or pertaining to (i) the fact that he is or was a director, officer or employee of Company, any of the Company Subsidiaries or any of their respective predecessors; or (ii) this Agreement or any of the transactions contemplated hereby, whether in any case asserted or arising before or after the Effective Time, National City shall indemnify and hold harmless, as and to the fullest extent permitted by law, each such Indemnitee against any losses, claims, damages, liabilities, costs, expenses (including reasonable attorney’s fees and expenses in advance of the final disposition of any claim, suit, proceeding or investigation to each Indemnitee to the fullest extent permitted by law upon receipt of any undertaking required by applicable law), judgments, fines and amounts paid in settlement in connection with any such threatened or actual claim, action, suit, proceeding or investigation, and in the event of any such threatened or actual claim, action, suit, proceeding or investigation (whether asserted or arising before or after the Effective Time).  National City's obligations under this Section 5.8(a) shall continue in full force and effect for a period of six (6) years from the Effective Time; provided, however, that all rights to indemnification in respect of any claim (a “Claim”) asserted or made within such period shall continue until the final disposition of such Claim.

(b)

National City agrees that all rights to indemnification and all limitations on liability existing in favor of the directors, officers and employees of Company and the Company Subsidiaries, and their respective heirs and assigns (the “Covered Parties”) as provided in their respective articles or certificate of incorporation or code of regulations as in effect as of the date hereof with respect to matters occurring prior to the Effective Time shall survive the Merger and shall continue in full force and effect, without any amendment thereto.

(c)

If National City or any of its successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or National City or entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of National City assume the obligations set forth in this Section 5.8.

(d)

The provisions of this Section 5.8 are intended to be for the benefit of, and shall be enforceable by, as the case may be, each Indemnitee, Covered Party or director or officer of Company and each Company Subsidiary and their respective heirs and representatives.  National City agrees to pay all costs and expenses (including fees and expenses of counsel) that may be incurred by any such Person or his or her personal representatives in successfully enforcing the obligations of National City under this Section 5.8.  The provisions of this Section 5.8 shall survive the Closing for an indefinite period of time and are in addition to any other rights to which an Indemnitee or Covered Party may be entitled.

5.9

Additional Agreements.

(a)

Subject to the terms and conditions herein provided, each of the parties hereto agrees to use its reasonable efforts to take promptly, or cause to be taken promptly, all actions and to do promptly, or cause to be done promptly, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement, including using its best efforts to obtain all necessary actions or non-actions, extensions, waivers, consents and approvals from all applicable Governmental Entities, effecting all necessary registrations, applications and filings and obtaining any required contractual consents and regulatory approvals.

(b)

Each party covenants, for itself and its Subsidiaries, not to take intentionally any action that would, or reasonably might be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue, subject to such exceptions as do not have, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Company, National City or on the Surviving Corporation following the Effective Time, or in any of the conditions to the Merger not being satisfied or in a violation of any provision of this Agreement, or (unless such action is required by applicable law) which would adversely affect the ability of the parties to obtain any approval required for the consummation of the Merger without imposition of conditions or restrictions.

(c)

Notwithstanding anything to the contrary contained in this Agreement, Company and National City shall take all actions necessary to enact the items set forth on Section 5.9(c) of the Company Disclosure Letter, and Section 5.9(c) of the Company Disclosure Letter shall be deemed incorporated into this Section 5.9(c).

5.10

Section 16(b);  Approval of Dispositions by Company’s Board.  Prior to the Effective Time, the Company shall take all steps reasonably necessary to cause the transactions contemplated hereby and any other dispositions of equity securities of the Company (including derivative securities), in connection with this Agreement by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act to be approved by Company’s Board of Directors or a committee of two or more “Non-Employee Directors” of the Company (as such term is defined in Rule 16b-3 promulgated under the Exchange Act).  Such approval shall specify:  (i) the name of each officer or director, (ii) the number of securities to be disposed of for each named person, and (iii) that the approval is granted for purposes of exempting the transaction under Rule 16b-3 of the Exchange Act.

5.11

Publicity.  The initial press release announcing this Agreement shall be a joint press release and thereafter Company and National City shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and in making any filings with any Governmental Entity or with any national securities exchange with respect thereto.

5.12

Proxy.  As soon as practicable after the date hereof, Company shall prepare the Proxy Statement, file it with the Commission, use its reasonable best efforts to respond to comments of the Staff of the Commission, use its reasonable best efforts to clear the Proxy Statement with the Staff of the Commission and promptly thereafter mail the Proxy Statement to all holders of shares of Company Common Stock.  National City and Company shall cooperate with each other in the preparation of the Proxy Statement.

5.13

Shareholders' Meeting.  Company shall take all action necessary, in accordance with applicable law and its articles of incorporation and code of regulations, to convene a special meeting of the holders of Company Common Stock (the "Company Meeting") as promptly as practicable for the purpose of considering and taking action upon this Agreement.  The Board of Directors of Company shall recommend that the holders of Company Common Stock vote in favor of and approve the Merger and adopt this Agreement at the Company Meeting, and may not withdraw or modify its approval or recommendation, unless the Board of Directors of Company shall have received the written advice of Company’s legal counsel, reasonably acceptable to National City, to the effect that making such a recommendation could cause the Board of Directors of Company to violate its fiduciary duty under applicable law and provided that such advice is not predicated solely upon the price of National City Common Stock.

5.14

Provision of Cash.  National City shall provide the cash to be paid as Merger Consideration as provided in Section 2.1 above.

5.15

Adverse Action.  From the date hereof until the Effective Time, except as expressly contemplated by the Agreement, neither party will, without the written consent of the other party (which consent will not be unreasonably withheld, conditioned or delayed) knowingly take any action that would, or would be reasonably likely to result in (a) any of its representations and warranties set forth in the Agreement being or becoming untrue, (b) any of the conditions to the Merger set forth in Article VII below not being satisfied or (c) a material violation of any provision of the Agreement except, in each case, as may be required by applicable law.

5.16

Notice of Breach or Potential Breach.  Company or National City, as the case may be, shall promptly notify the other party of any change, circumstance or event which would cause any of the representations or warranties made by such notifying party pursuant to this Agreement to be untrue or which prevents such notifying party from complying with any of its obligations hereunder.  Company and National City shall be permitted to update and supplement their respective Disclosure Letters so as to disclose other information or exceptions to one or more representations or warranties contained in Article III hereof in the case of National City and Article IV hereof in the case of Company which are a result of events which occur, or knowledge first obtained, after the date hereof; provided, however, that, anything herein to the contrary notwithstanding, (i) no exceptions or other information set forth on any such updated or supplemented Disclosure Letter shall be deemed to cure any representation or warranty which was not true and correct as of the date hereof, (ii) the exceptions and other information set forth on any such updated or supplemented Disclosure Letter shall not be taken into consideration in determining, for purposes of this Agreement, whether the conditions set forth in Section 7.3 hereof in the case of National City, and Section 7.2 hereof in the case of Company shall have been satisfied, and (iii) this Section 5.16 shall not relieve any party of its obligations under any covenant set forth herein.

5.17

Confidentiality.  From and after the date hereof, the parties acknowledge and agree that this Agreement and all information furnished by a party to the other party in connection with this Agreement (whether before or after the date hereof) (“Confidential Information") (i) shall be used by the receiving party solely for the purposes contemplated by this Agreement or as necessary to carry out the transactions herein contemplated and not to use it for any other purpose, (ii) shall not be disclosed to any Person, except that the receiving party may disclose such Confidential Information to its representatives who need to know such Confidential Information for the purposes contemplated by this Agreement or as necessary to carry out the transactions herein or therein contemplated, and (iii) shall not disclose to any Person that such Confidential Information has been made available to it or any of the terms, conditions or other facts with respect to this Agreement.  “Confidential Information” shall not include any information that (A) at the time of disclosure or thereafter is generally available to and known by the public (other than as a result of a disclosure directly or indirectly by the receiving party or any of its representatives in breach of this Agreement); (B) was available to the receiving party on a non-confidential basis from a source other than the disclosing party or its representatives, provided that such source, to the knowledge of the receiving party, was not in breach of any obligation of confidentiality to the disclosing party; or (C) has been independently acquired or developed by the receiving party without the use of, and is not derived from, any Confidential Information of the disclosing party.

VI. CLOSING MATTERS

6.1

The Closing.  Subject to satisfaction or waiver of all conditions precedent set forth in Article VII below, the closing (the "Closing") shall occur at such location mutually agreeable to the parties and on a date (the "Closing Date") which is on the first business day after the later of:

(a)

the first date on which the Merger may be consummated in accordance with the approvals of any Governmental Entities; or

(b)

the date the required approvals of Company's shareholders have been obtained; or

(c)

such other date to which the Parties agree in writing.

If all conditions are determined to be satisfied in all material respects (or are duly waived) at the Closing, the Closing shall be consummated by the making of all necessary filings required by all Governmental Entities.

6.2

Documents and Certificates.  National City and Company shall use their respective best efforts, on or prior to the Closing, to execute and deliver all such instruments, documents or certificates as may be necessary or advisable, on advice of counsel, for the consummation at the Closing of the transactions contemplated by this Agreement to occur as soon as practicable.

VII. CONDITIONS

7.1

Conditions to Each Party's Obligations to Effect the Merger.  The respective obligations of each party to effect the Merger shall be subject to the fulfillment at or prior to the Effective Time of the following conditions:

(a)

The Merger shall have been approved and adopted by the requisite vote of the holders of Company Common Stock.

(b)

All authorizations, consents, orders or approvals of, and all expirations of waiting periods imposed by, any Governmental Entity (collectively, "Consents") which are necessary for the consummation of the Merger, (other than immaterial Consents, the failure to obtain which would not be materially adverse to, National City and National City's Subsidiaries, taken as a whole, or Company and Company Subsidiaries, taken as a whole) shall have been obtained or shall have occurred and shall be in full force and effect at the Effective Time; provided, however, that no such authorization, consent, order or approval shall be deemed to have been received if it shall include any conditions or requirements which would so materially adversely impact the economic or business benefits of the transactions contemplated by this Agreement so as to render inadvisable in the reasonable opinion of National City the consummation of the Merger.

(c)

No temporary restraining order, preliminary or permanent injunction or other order by any federal or state court in the United States which prevents the consummation of the Merger shall have been issued and remain in effect.

7.2

Conditions to Obligation of Company to Effect the Merger.  The obligation of Company to effect the Merger shall be subject to the fulfillment or waiver at or prior to the Effective Time of the additional following conditions:

(a)

National City shall have performed in all material respects its covenants contained in this Agreement required to be performed at or prior to the Effective Time.

(b)

The representations and warranties of National City contained in this Agreement shall be true and correct when made and the representations and warranties set forth in Article III above shall be true and correct as of the Effective Time as if made at and as of such time, except as expressly contemplated or permitted by this Agreement, except for representations and warranties relating to a time or times other than the Effective Time which were or will be true and correct at such time or times and except where the failure or failures of such representations and warranties to be so true and correct, individually or in the aggregate, does not result or would not result in a Material Adverse Effect.

(c)

National City shall have furnished Company a certificate dated the date of the Closing, signed by the Chief Executive Officer and Chief Financial Officer of National City that, to the best of their knowledge and belief after due inquiry, the conditions set forth in Subsections 7.2(a) and 7.2(b) above have been satisfied.

7.3

Conditions to Obligation of National City to Effect the Merger.  The obligation of National City to effect the Merger shall be subject to the fulfillment or waiver at or prior to the Effective Time of the additional following conditions:

(a)

Company shall have performed in all material respects its covenants contained in this Agreement required to be performed at or prior to the Effective Time.

(b)

The representations and warranties of Company contained in this Agreement shall be true and correct when made and the representations and warranties set forth in Article IV above shall be true and correct as of the Effective Time as if made on and as of such time, except as expressly contemplated or permitted by this Agreement, except for representations and warranties relating to a time or times other than the Effective Time which were or will be true and correct at such time or times and except where the failure or failures of such representations and warranties to be so true and correct, individually or in the aggregate, does not result or would not result in a Material Adverse Effect.

(c)

Company shall have furnished National City a certificate dated the date of the Closing signed by the Chief Executive Officer and Chief Financial Officer of Company that, to the best of their knowledge and belief after due inquiry, the conditions set forth in Subsections 7.3(a) and 7.3(b) above have been satisfied.

(d)

(i) The Memorandum of Understanding among Savings Bank & Trust, an Ohio state-chartered bank and a wholly-owned subsidiary of Company (“SBT”), Federal Reserve Bank of Cleveland and Ohio Department of Financial Institutions shall be determined by the Federal Reserve Bank of Cleveland and Ohio Department of Financial Institutions to be no longer in effect and (ii) both SBT and Wayne County National Bank, a national banking association and a wholly-owned subsidiary of Company, are “well capitalized” and “well managed” as determined by their respective regulators.

VIII. MISCELLANEOUS

8.1

Termination.  This Agreement may be terminated at any time prior to the Effective Time, notwithstanding any approval or adoption of this Agreement by the shareholders of Company as follows:

(a)

by mutual consent in writing of the Board of Directors of National City and the Board of Directors of Company;

(b)

by National City or Company if the Merger shall not have been consummated on or before January 31, 2005 and such terminating party is not in breach thereof;

(c)

by National City or Company if the shareholders of Company do not approve the transactions contemplated herein at the Company Meeting;

(d)

by Company if any of the conditions specified in Sections 7.1(b), 7.1(c), or 7.2 above have not been met or waived by Company at such time as such condition can no longer be satisfied;

(e)

by National City if any of the conditions specified in Sections 7.1(b), 7.1(c) or 7.3 above have not been met or waived by National City at such time as such condition can no longer be satisfied;

(f)

by either party hereto in writing, if any Governmental Entity shall have enacted, issued, promulgated, enforced or entered any final, and non-appealable injunction, order, decree or ruling which is then in effect and has the effect of making consummation of the Merger illegal or otherwise preventing or prohibiting consummation of the Merger;

(g)

by Company, if (A) it is not in breach of its obligations under Section 5.1 above, (B) it enters into a binding written agreement, or its Board of Directors recommends, an Acquisition Transaction, and (C) promptly after the Company’s termination pursuant to this Section 8.1(g), the Company pays National City the fee required by Section 8.11(b); or

(h)

by National City if (i) the Company Meeting shall not have been called prior to November 30, 2004; (ii) the Board of Directors of Company does not publicly recommend in the Proxy Statement that the Company's shareholders approve and adopt this Agreement; (iii) after recommending in the Proxy Statement that such shareholders approve and adopt this Agreement, the Board of Directors of Company shall have withdrawn, modified or amended such recommendation in any manner adverse to National City; (iv) the Board of Directors of the Company shall have recommended to the shareholders of the Company an Acquisition Transaction or shall have resolved to do so or shall have entered into any definitive agreement for an Acquisition Transaction; or (v) a tender offer or exchange offer that if consummated would result in any Person beneficially owning 10% or more of any class of equity securities of the Company is commenced, and the Board of Directors of Company fails to recommend against acceptance of such tender offer or exchange offer by its shareholders (including by taking no position with respect to the acceptance of such tender offer or exchange offer by its shareholders).

8.2

Non-Survival of Representations, Warranties and Agreements.  The representations, warranties and covenants in this Agreement will terminate at the Effective Time or the earlier termination of this Agreement pursuant to Section 8.1 above, as the case may be; provided, however, that if the Merger is consummated, Sections 1.7, 2.1 through 2.5, 5.4, 5.5, 5.8, 5.14 and 8.2 hereof shall survive the Effective

Time to the extent contemplated by such Sections, except Section 5.4 shall survive for a period of two years following the Effective Time; provided, further, that the last two sentences of Section 5.5 and all of Section 8.11 hereof shall in all events survive any termination of this Agreement.

8.3

Waiver and Amendment.  Subject to applicable provisions of the DGCL and Ohio Code, any provision of this Agreement may be waived at any time by the party which is, or whose stockholders, shareholders or employees are, entitled to the benefits thereof, and this Agreement may be amended or supplemented at any time, provided that no amendment will be made after any stockholder or shareholder approval of the Merger which reduces or changes the form of the Merger Consideration without further stockholder or shareholder approval.  No such waiver, amendment or supplement will be effective unless in a writing that makes express reference to this Section 8.3 and is signed by the party or parties sought to be bound thereby.

8.4

Entire Agreement.  This Agreement and each party’s Disclosure Letters contain the entire agreement among National City and Company with respect to the Merger and the other transactions contemplated hereby and thereby, and supersede all prior agreements among the parties with respect to such matters.

8.5

Applicable Law.  This Agreement will be governed by and construed in accordance with the substantive laws of the State of Ohio except to the extent the respective laws of the State of Delaware govern the manner in which National City’s board of directors reviews and approves the Merger, consummation of the Merger and the effect thereof.

8.6

Certain Definitions; Headlines.  (1) For purposes of this Agreement, the term:

(i)

"Affiliate", "Associate" and "Significant Subsidiary" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof.

(ii)

"Material Adverse Effect" means an event, change or occurrence which has a material negative impact on the financial condition, businesses or results of operations of Company and its Subsidiaries, taken as a whole, or National City and its Subsidiaries, taken as a whole, as the case may be, or the ability of Company or National City, as the case may be, to consummate the transactions contemplated hereby.  The effect of any action taken by Company solely pursuant to Subsection 5.2(f) above shall not be taken into consideration in determining whether any Material Adverse Effect has occurred; provided, however, that in determining whether a Material Adverse Effect has occurred there shall be excluded any effect on the referenced party the cause of which is (i) any change in banking or similar laws, rules or regulations of general applicability or interpretations thereof by courts or governmental authorities, (ii) any change in generally accepted accounting principles or regulatory accounting requirements applicable to banks or their holding companies, generally, (iii) general changes in conditions, including interest rates, in the banking industry or in the global or United States economy or financial markets, with respect to clause (i), (ii) or (iii), to the extent that a change does not materially affect the referenced party to a materially different extent than other similarly situated banking organizations, (iv) any action or omission of Company or National City or any Subsidiary of either of them taken with the prior written consent of National City or Company, as applicable, in contemplation of the Merger, or (v) the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby or the announcement thereof.

(iii)

"Person" means an individual, corporation, partnership, limited liability company, association, trust, unincorporated organization or other entity or organization.

(iv)

"Subsidiary" of Company, National City or any other Person means, except where the context otherwise requires, any corporation, partnership, limited liability company, trust or similar association of which Company, National City or any other Person, as the case may be (either alone or through or together with any other Subsidiary), owns, directly or indirectly, more than 50% of the stock or other equity interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other types of entities listed.

(b)

Unless the context of this Agreement expressly indicates otherwise, any singular term in this Agreement will include the plural and any plural term will include the singular.

8.7

Interpretation.  When a reference is made in this Agreement to an Article or Section, such reference is to an Article or Section of this Agreement unless otherwise indicated.  The table of contents, table of defined terms and headings contained in this Agreement are for reference purposes only and do not affect in any way the meaning or interpretation of this Agreement.  In the event an ambiguity or question of intent or interpretation, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.  No provision of this Agreement will be interpreted in favor of, or against any of the parties hereto by reason of the extent to which any such party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft hereof or thereof. Whenever the words “include,” “includes” or “including” are used in this Agreement, they will be deemed to be followed by the words “without limitation.”  The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement will refer to this Agreement as a whole and not to any particular provision of this Agreement.  All terms defined in this Agreement will have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.  The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term.  Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein.

8.8

Notices.  All notices, consents, requests, demands and other communications hereunder will be in writing and will be deemed to have been duly given or delivered if delivered personally, telexed with receipt acknowledged, mailed by registered or certified mail return receipt requested, sent by facsimile with confirmation of receipt, or delivered by a recognized commercial courier addressed as follows:

If to Company to:

Wayne Bancorp, Inc.

P. O. Box 757

Wooster, OH 44691

Attn:  David P. Boyle, President and CEO

With a copy to:

Dinsmore & Shohl LLP

255 E. Fifth Street, Ste 1900

Cincinnati, OH 45202

Attn:  Susan B. Zaunbrecher

If to National City to:

National City Corporation

P. O. Box 5756

Cleveland, Ohio  44101-0756

Attention:  Chairman of the Board

Fax No. (216) 222-2336

With a copy to:

National City Corporation

Law Department

P. O. Box 5756

Cleveland, Ohio  44101-0756

Attention:  General Counsel

Fax No. (216) 222-2336

or to such other address as any party may have furnished to the other parties in writing in accordance with this Section 8.8.

8.9

Counterparts.  This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original but all of which together will constitute but one agreement.

8.10

Parties in Interest; Assignment.  Except for Sections 2.2 (which is intended to be for the benefit of the holders of Company Options under Company Option Plans to the extent contemplated thereby and their beneficiaries, and may be enforced by such Persons), 5.4 and 5.8 above, this Agreement is not intended to nor will it confer upon any other Person (other than the parties hereto) any rights or remedies.  Except as herein expressly provided, without the prior written consent of the other party to this Agreement neither National City nor Company shall assign any rights or delegate any obligations under this Agreement.  Any such purported assignment or delegation made without prior consent of the other party hereto shall be null and void.

8.11

Effect of Termination; Expenses and Breakup Fee.

(a)

In the event of termination of this Agreement by either National City or Company as provided in Section 8.1 hereof, this Agreement shall forthwith become void and have no effect except (i) as set forth in this Section 8.11, the last two sentences of Section 5.5, Section 5.17 and Section 8.5, which shall survive any termination of this Agreement, and (ii) notwithstanding anything to the contrary contained in this Agreement, no party shall be relieved or released from any liabilities or damages arising out of its willful or intentional breach of any provision of this Agreement.

(b)

In recognition of the efforts, expenses and other opportunities foregone by National City while structuring and pursuing the Merger, the parties hereto agree that Company shall pay to National City a termination fee of Seven Million Five Hundred Thousand Dollars ($7,500,000) (the “Termination Fee”) in the manner set forth below, if:

(i)

this Agreement is terminated by either party pursuant to Section 8.1(c) and Company enters into a written agreement for an Acquisition Transaction with any third Person after a third Person publicly announced an intention to enter into an Acquisition Transaction with Company prior to the date of the Company Meeting;

(ii)

this Agreement is terminated by National City pursuant to Section  8.1(e) as a result of any condition specified in Section 7.3 above has not been met or waived by National City at such time as such condition is no longer capable of being satisfied;

(iii)

this Agreement is terminated by either party pursuant to Section 8.1(f) if a third Person publicly announces its intent to engage in an Acquisition Transaction and any third Person initiates or instigates any of the proceedings related to the enactment, issuance, promulgation, enforcement or entering a final non-appealable injunction, order, decree or ruling that has the effect of making consummation of the Merger illegal or otherwise preventing or prohibiting consummation of the Merger, and the Company enters into a written agreement for such Acquisition Transaction;

(iv)

this Agreement is terminated by National City pursuant to Section 8.1(h).

(v)

this Agreement is terminated by Company pursuant to Section 8.1(g); or

(vi)

this Agreement is terminated by Company pursuant to Sections 8.1(b) anytime after Company has received a proposal for an Acquisition Transaction from a third party.

Any amount that becomes payable pursuant to this Section 8.11(b) shall be paid by wire transfer of immediately available funds to an account designated by National City.  If the Termination Fee is required to be paid, such Termination Fee shall be paid by Company promptly after National City the termination of the Agreement.

(c)

If the Merger is consummated, all expenses incurred in connection with this Agreement and the transactions contemplated hereby will be paid by the Surviving Corporation.

(d)

Nothing contained in Section 8.11(b) shall constitute or shall be deemed to constitute liquidated damages for the willful breach by a party of the terms of this Agreement or otherwise limit the rights of the non-breaching party.

8.12

Enforcement of the Agreement.  The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties hereto will be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof.

8.13

Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms and provisions of this Agreement will nevertheless remain in full force and effect so long as the economic and legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto.  Upon any such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated by this Agreement are consummated to the extent possible.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this Agreement as of the date first above written.

WAYNE BANCORP, INC. ("Company")

By: /s/ David P. Boyle
David P. Boyle, President and CEO

NATIONAL CITY CORPORATION ("National City")

By: /s/ Philip L. Rice
Philip L. Rice, Executive Vice President

AMENDMENT

TO

AGREEMENT AND PLAN OF MERGER

This AMENDMENT TO AGREEMENT AND PLAN OF MERGER (this “Amendment”) is effective as of the August __, 2004, by and among National City Corporation, a Delaware corporation (“National City”), NC Acquisition, Corp., a Delaware corporation and a wholly-owned subsidiary of National City (“Merger Sub”), and Wayne Bancorp, Inc., an Ohio corporation (“Company”).

W I T N E S S E T H:

WHEREAS, National City and Company are parties to a certain Agreement and Plan of Merger dated as of June 4, 2004 (the “Agreement”), whereby National City and Company have agreed to merge the Company with and into National City in a transaction in which the separate corporate existence of Company will thereupon cease, upon the terms and subject to the conditions set forth in the Agreement; and

WHEREAS, pursuant to Section 1.1 of the Agreement, National City may at any time change the method of effecting the combination with Company (including, without limitation, the provisions of Article I of the Agreement) if and to the extent it deems such change to be desirable; and

WHEREAS, the parties hereto desire to amend the terms of the Agreement to, among other matters, to merge Merger Sub with and into the Company in a transaction in which the separate corporate existence of Merger Sub will thereupon cease.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the parties hereto mutually covenant and agree as follows:

1.

Definitions.  Capitalized terms used herein that are otherwise defined in the Agreement shall, unless otherwise defined herein, have the meaning set forth in the Agreement.

2.

Amendments to the Agreement.  The Agreement is hereby amended as follows:

(a)

The Merger.  Article I is hereby amended and restated in its entirety to read as follows:

“I. MERGERS

1.1

Merger.

(a)

Merger.  Subject to the terms and conditions of this Agreement, at the Effective Time (as defined below), Merger Sub will be merged with and into Company (the “Merger”) and the separate corporate existence of Merger Sub will thereupon cease in accordance with the applicable provisions of the General Corporation Law of the Ohio Revised Code (the “Ohio Code”) and the Delaware General Corporation Law (the “DGCL”).

The National City may at any time change the method of effecting the Merger (including, without limitation, the provisions of this Section 1.1) if and to the extent it deems such change to be desirable, including, without limitation, to provide for a merger of Company with and into a wholly-owned Subsidiary (as defined below) of National City; provided, however, that no such change shall (i) alter or change the amount or kind of consideration to be paid to holders of shares of common stock, stated value $1.00, of Company (“Company Common Stock”) as provided for in this Agreement, (ii) materially impede or delay consummation of the transactions contemplated by this Agreement or (iii) relieve the National City of any of their obligations hereunder.

(b)

Filings.  As soon as practicable after satisfaction or waiver of all conditions to the Merger specified in Article VII below and, provided, that this Agreement has not been terminated pursuant to Section 8.1 immediately prior to the Closing (as defined below), Merger Sub and Company (sometimes together referred to herein as the “Constituent Corporations”) shall cause a certificate of merger complying with the requirements of the DGCL (the “Delaware Certificate of Merger”) to be filed with the Secretary of State of the State of Delaware and a certificate of merger complying with the requirements of the Ohio Code to be filed with the Secretary of State of the State of Ohio (the “Ohio Certificate of Merger”.

(c)

Effective Time.  The Merger shall become effective at the time (the “Effective Time”) of the last of the following events to occur: (i) the filing of the Delaware Certificate of Merger; (ii) the filing of the Ohio Certificate of Merger; or (iii) such later time as shall be specified in such filings.

(d)

Effect of Merger.  From and after the Effective Time, the Merger shall have the effects specified in the Ohio Code and DGCL.  Without limiting the generality of the foregoing, Company shall be the surviving corporation in the Merger (sometimes hereinafter referred to as the “Surviving Corporation”) and shall continue to be governed by the laws of the State of Ohio, and the separate corporate existence of Merger Sub and all of its rights, privileges, powers and franchises, public as well as private, and all its debts, liabilities and duties as a corporation organized under the Ohio Code, shall continue unaffected by the Merger.

(e)

Articles of Incorporation and Code of Regulations.  The articles of incorporation and code of regulations of Company in effect immediately prior to the Effective Time shall be the articles of incorporation and code of regulations of the Surviving Corporation, until amended in accordance with applicable law.

(f)

Directors and Officers of Surviving Corporation.  The directors and officers of Merger Sub immediately prior to the Effective Time shall be the directors and officers, respectively, of the Surviving Corporation, from and after the Effective Time, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the terms of the Surviving Corporation’s articles of incorporation and code of regulations and the Ohio Code.

(g)

Additional Actions.  If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any further deeds, assignments or assurances in law or any other acts are necessary or desirable to (i) vest, perfect or confirm, of record or otherwise, in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of Merger Sub, or (ii) otherwise carry out the purposes of this Agreement, Company and Merger Sub shall be deemed to have granted to the officers and directors of Surviving Corporation an irrevocable power of attorney to execute and deliver all such deeds, assignments or assurances in law or any other acts as are necessary or desirable to (a) vest, perfect or confirm, of record or otherwise, in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of Company or Merger Sub or (b) otherwise carry out the purposes of this Agreement, and the officers and directors of the Surviving Corporation are authorized in the name of Company and Merger Sub or otherwise to take any and all such action.

1.2

Subsequent Merger.

(a)

Subsequent Merger.  Subject to the terms and conditions of this Agreement, at the Subsequent Effective Time (as defined below), Company will be merged with and into National City (the “Subsequent Merger”) and the separate corporate existence of Company will thereupon cease in accordance with the applicable provisions of the Ohio Code and the DGCL.

The National City may at any time change the method of effecting the Subsequent Merger (including, without limitation, the provisions of this Section 1.2) if and to the extent it deems such change to be desirable, including, without limitation, to provide for a merger of Company with and into a wholly-owned Subsidiary (as defined below) of National City; provided, however, that no such change shall (i) alter or change the amount or kind of consideration to be paid to holders of shares of common stock, stated value $1.00, of Company (“Company Common Stock”) as provided for in this Agreement, (ii) materially impede or delay consummation of the transactions contemplated by this Agreement or (iii) relieve the National City of any of their obligations hereunder.

(b)

Filings.  As soon as practicable after the Effective Time, National City and Company (sometimes together referred to herein as the “Subsequent Constituent Corporations”) shall cause a certificate of merger complying with the requirements of the DGCL (the “Subsequent Delaware Certificate of Merger”) to be filed with the Secretary of State of the State of Delaware and a certificate of merger complying with the requirements of the Ohio Code to be filed with the Secretary of State of the State of Ohio (the “Subsequent Ohio Certificate of Merger”.

(c)

Subsequent Effective Time.  The Merger shall become effective at the time (the “Subsequent Effective Time”) of the last of the following events to occur: (i) the filing of the Subsequent Delaware Certificate of Merger; (ii) the filing of the Subsequent Ohio Certificate of Merger; or (iii) such later time as shall be specified in such filings.

(d)

Effect of Subsequent Merger.  From and after the Subsequent Effective Time, the Subsequent Merger shall have the effects specified in the Ohio Code and DGCL.  Without limiting the generality of the foregoing, National City shall be the surviving corporation in the Subsequent Merger (sometimes hereinafter referred to as the “Subsequent Surviving Corporation”) and shall continue to be governed by the laws of the State of Ohio, and the separate corporate existence of Company and all of its rights, privileges, powers and franchises, public as well as private, and all its debts, liabilities and duties as a corporation organized under the Ohio Code, shall continue unaffected by the Subsequent Merger.

(e)

Certificate of Incorporation and By-laws.  The certificate of incorporation and by-laws of National City in effect immediately prior to the Subsequent Effective Time shall be the certificate of incorporation and by-laws of the Subsequent Surviving Corporation, until amended in accordance with applicable law.

(f)

Directors and Officers of Surviving Corporation.  The directors and officers of National City immediately prior to the Subsequent Effective Time shall be the directors and officers, respectively, of the Subsequent Surviving Corporation, from and after the Subsequent Effective Time, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the terms of the Subsequent Surviving Corporation’s certificate of incorporation and by-laws and the DGCL.

(g)

Additional Actions.  If, at any time after the Subsequent Effective Time, the Subsequent Surviving Corporation shall consider or be advised that any further deeds, assignments or assurances in law or any other acts are necessary or desirable to (i) vest, perfect or confirm, of record or otherwise, in the Subsequent Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of Company, or (ii) otherwise carry out the purposes of this Agreement, Company and National City shall be deemed to have granted to the officers and directors of Surviving Corporation an irrevocable power of attorney to execute and deliver all such deeds, assignments or assurances in law or any other acts as are necessary or desirable to (a) vest, perfect or confirm, of record or otherwise, in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of Company or National City or (b) otherwise carry out the purposes of this Agreement, and the officers and directors of the Surviving Corporation are authorized in the name of Company and National City or otherwise to take any and all such action.”

(b)

Conversion of Shares.  Section 2.1(e) of the Agreement is hereby amended and restated in its entirety to read as follows:

“(e)

At the Subsequent Effective Time, each common share, par value $4.00 per share, of National City issued and outstanding immediately prior to the Subsequent Effective Time will be converted into one fully paid and nonassessable common share of the Subsequent Surviving Corporation.”

The following new Section 2.1(f) shall be added to the Agreement:

“(f)

At the Effective Time, each common share, par value $4.00 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time will be converted into one fully paid and nonassessable common share of the Surviving Corporation.”

(c)

Representations and Warranties of National City and Merger Sub.  Article III is hereby amended and restated in its entirety to read as follows:

“III. REPRESENTATIONS AND WARRANTIES OF NATIONAL CITY AND MERGER SUB

Except as disclosed in the National City disclosure letter delivered by National City to Company prior to the execution of this Agreement (the “National City Disclosure Letter”), each of National City and Merger Sub hereby represent and warrant to Company that:

3.1

Corporate Organization.  National City is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and is registered as a financial holding company under the Bank Holding Company Act of 1956, as amended (the “BHCA”).  Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.  Each of National City and Merger Sub has the requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted.  National City has heretofore delivered to Company true and complete copies of the respective certificates of incorporation and by-laws of National City and Merger Sub as currently in effect.

3.2

Authority.  Each of National City and Merger Sub has the requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement.  The execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly approved by the respective Board of Directors of National City and Merger Sub and no other corporate proceedings on the part of National City or Merger Sub are necessary to authorize this Agreement or to consummate the transactions so contemplated.  This Agreement has been duly executed and delivered by, and constitutes valid and binding obligations of National City and Merger Sub enforceable against National City and Merger Sub in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws affecting the enforcement of creditors' rights generally and except that the availability of the equitable remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceedings may be brought.

3.3

Information in Disclosure Documents.  None of the information with respect to National City, Merger Sub or any of National City’s Subsidiaries provided by National City for inclusion in any proxy statement of Company (“Proxy Statement”) required to be mailed to Company’s shareholders in connection with the Merger will at the time of the mailing of the Proxy Statement and any amendments or supplements thereto, and at the time of the Company Meeting (as defined below) contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

3.4

Consents and Approvals; No Violation.  Neither the execution and delivery of this Agreement by National City or Merger Sub nor the consummation by National City or Merger Sub of the transactions contemplated hereby will (a) conflict with or result in any breach of any provision of the respective certificates of incorporation or by-laws of National City and Merger Sub, (b) require any consent, approval, authorization or permit of or from, or filing with or notification to, any court, governmental authority or other regulatory or administrative agency or commission, domestic or foreign (a “Governmental Entity”), except (i) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (ii) filing the Delaware Certificate of Merger and Certificate of Designation pursuant to the DGCL, (iii) filing the Ohio Certificate of Merger, (iv) filings required under the securities or blue sky laws of the various states, (v) filings under the Hart-Scott-Rodino Antitrust Improvements Act of

1976, as amended (the “HSR Act”), (vi) filings with, and approval by, the Federal Reserve Board (the “FRB”), (vii) filings with, and approvals by, the Ohio Superintendent of Financial Institutions and such other state regulatory agencies (including, but not limited to, other state bank and insurance regulatory agencies) as may be required (collectively, the “State Entities”), (viii) filings and approvals pursuant to any applicable state takeover law, (ix) any consents, authorizations, approvals, filings or exemptions in connection with compliance with applicable provisions of federal and state securities laws relating to the regulations of broker-dealers, investment advisers or transfer agents, (x) any filings with, approvals by and notifications pursuant to the rules and regulations of the National Association of Securities Dealers (the “NASD”), or (xi) consents, approvals, authorizations, permits, filings or notifications which, if not obtained or made will not, individually or in the aggregate, have a Material Adverse Effect.

3.5

Litigation.  As of the date of this Agreement, there is no investigation by a Governmental Entity or litigation, arbitration, or administrative proceeding pending against or, to the knowledge of National City, threatened against National City or Merger Sub, as of the date of this Agreement that, if decided adversely to such person, would have or result in a Material Adverse Effect on National City or Merger Sub, or that seeks to enjoin or otherwise challenges or would reasonably be expected to have the effect of preventing, delaying, making illegal or otherwise interfering with the consummation of the transactions contemplated by this Agreement.

3.6

Compliance with Laws and Orders.  The businesses of National City and Merger Sub have not been conducted in violation of any laws, except for such violations as would not, individually or in the aggregate, would reasonably be expected to have the effect of preventing, delaying, making illegal or otherwise interfering with the consummation of the transactions contemplated by this Agreement.  As of the date of this Agreement, there is no pending, or to the knowledge of National City, threatened, investigation or review of National City or any of its Subsidiaries by any Governmental Entity except for any of the foregoing as would reasonably be expected to have the effect of preventing, delaying, making illegal or otherwise interfering with the consummation of the transactions contemplated by this Agreement.

3.7

Agreements with Bank Regulators, Etc.  Neither National City nor any National City Subsidiary is a party to any written agreement or memorandum of understanding with, or a party to any commitment letter, board resolution or similar undertaking to, or is subject to any order or directive by, or is a recipient of any extraordinary supervisory letter from, any Governmental Entity which would reasonably be expected to have the effect of preventing, delaying, making illegal or otherwise interfering with the consummation of the transactions contemplated by this Agreement.

3.8

Available Funds.  National City and Merger Sub have, or will at the Effective Time have, cash on hand or borrowing availability under financing arrangements from financially responsible third parties, or a combination thereof, in an aggregate amount sufficient to enable National City and Merger Sub to pay in full the Merger Consideration, the Option Consideration and all fees and expenses payable by National City and Merger Sub in connection with this Agreement and the transactions contemplated thereby.

3.9

Fees.  Neither National City nor any of National City’s Subsidiaries has paid or will become obligated to pay any fee (including any break-up or termination fee) or commission to any broker, finder or intermediary or any other Person in connection with, or as a result of, the transactions contemplated by this Agreement.

3.10

Merger Sub.  As of the date of this Agreement, the authorized capital stock of Merger Sub consists of 100 shares of common stock, par value $4.00 per share, all of which are validly issued and outstanding.  All of the outstanding capital stock of Merger Sub is and at the Effective Time will be, owned by Parent or a direct or indirect subsidiary of Parent.  Merger Sub was formed solely for the purpose of effecting a merger and has not engaged in any business activities or conducted any operations other than in connection with the Merger.  Except for obligations or liabilities incurred in connection with its incorporation or organization, and except for this Agreement and any other agreements or arrangements contemplated by this Agreement and the transactions contemplated hereby and thereby, Merger Sub has not incurred, directly or indirectly through any subsidiary, any obligations or liabilities or entered into any agreement or arrangements with any person.

3.11

National City Disclosure Letter.  The National City Disclosure Letter is arranged in a format in which the disclosures made therein are arranged in paragraphs or sections corresponding to the numbered and lettered sections and subsections of this Agreement. Any information expressly disclosed in the National City Disclosure Letter shall be specifically limited to the corresponding representation and warranty to which such disclosure paragraph or section relates and no implication or inference shall be made in any other representation or warranty.  The inclusion of any matter in the National City Disclosure Letter shall not be deemed an admission or otherwise to imply that any such matter is material for purposes of this Agreement.”

(d)

Conditions.  Article VII of the Agreement is hereby amended and restated in its entirety to read as follows:

“VII. CONDITIONS

7.1

Conditions to Each Party's Obligations to Effect the Merger.  The respective obligations of each party to effect the Merger shall be subject to the fulfillment at or prior to the Effective Time of the following conditions:

(a)

The Merger shall have been approved and adopted by the requisite vote of the holders of Company Common Stock.

(b)

All authorizations, consents, orders or approvals of, and all expirations of waiting periods imposed by, any Governmental Entity (collectively, “Consents”) which are necessary for the consummation of the Merger, (other than immaterial Consents, the failure to obtain which would not be materially adverse to, National City and National City’s Subsidiaries, taken as a whole, or Company and Company Subsidiaries, taken as a whole) shall have been obtained or shall have occurred and shall be in full force and effect at the Effective Time; provided, however, that no such authorization, consent, order or approval shall be deemed to have been received if it shall include any conditions or requirements which would so materially adversely impact the economic or business benefits of the transactions contemplated by this Agreement so as to render inadvisable in the reasonable opinion of National City the consummation of the Merger.

(c)

No temporary restraining order, preliminary or permanent injunction or other order by any federal or state court in the United States which prevents the consummation of the Merger shall have been issued and remain in effect.

7.2

Conditions to Obligation of Company to Effect the Merger.  The obligation of Company to effect the Merger shall be subject to the fulfillment or waiver at or prior to the Effective Time of the additional following conditions:

(a)

Each of National City and Merger Sub shall have performed in all material respects its covenants contained in this Agreement required to be performed at or prior to the Effective Time.

(b)

The representations and warranties of National City and Merger Sub contained in this Agreement shall be true and correct when made and the representations and warranties set forth in Article III above shall be true and correct as of the Effective Time as if made at and as of such time, except as expressly contemplated or permitted by this Agreement, except for representations and warranties relating to a time or times other than the Effective Time which were or will be true and correct at such time or times and except where the failure or failures of such representations and warranties to be so true and correct, individually or in the aggregate, does not result or would not result in a Material Adverse Effect.

(c)

National City shall have furnished Company a certificate dated the date of the Closing, signed by the Chief Executive Officer and Chief Financial Officer of National City that, to the best of their knowledge and belief after due inquiry, the conditions set forth in Subsections (a) and (a) above have been satisfied.

(d)

Merger Sub shall have furnished Company a certificate dated the date of the Closing, signed by the President and Treasurer of Merger Sub that, to the best of their knowledge and belief after due inquiry, the conditions set forth in Subsections (a) and (a) above have been satisfied.

7.3

Conditions to Obligation of National City and Merger Sub to Effect the Merger.  The obligations of National City and Merger Sub to effect the Merger shall be subject to the fulfillment or waiver at or prior to the Effective Time of the additional following conditions:

(a)

Company shall have performed in all material respects its covenants contained in this Agreement required to be performed at or prior to the Effective Time.

(b)

The representations and warranties of Company contained in this Agreement shall be true and correct when made and the representations and warranties set forth in Article IV above shall be true and correct as of the Effective Time as if made on and as of such time, except as expressly contemplated or permitted by this Agreement, except for representations and warranties relating to a time or times other than the Effective Time which were or will be true and correct at such time or times and except where the failure or failures of such representations and warranties to be so true and correct, individually or in the aggregate, does not result or would not result in a Material Adverse Effect.

(c)

Company shall have furnished National City and Merger Sub a certificate dated the date of the Closing signed by the Chief Executive Officer and Chief Financial Officer of Company that, to the best of their knowledge and belief after due inquiry, the conditions set forth in Subsections (a) and (a) above have been satisfied.

(d)

The Memorandum of Understanding among Savings Bank & Trust, an Ohio state-chartered bank and a wholly-owned subsidiary of Company (“SBT”), Federal Reserve Bank of Cleveland and Ohio Department of Financial Institutions shall be determined by the Federal Reserve Bank of Cleveland and Ohio Department of Financial Institutions to be no longer in effect and (ii) both SBT and Wayne County National Bank, a national banking association and a wholly-owned subsidiary of Company, are “well capitalized” and “well managed” as determined by their respective regulators.”

(e)

Notices.  All notices, consents, requests, demands and other communications to Merger Sub pursuant to the Agreement shall be to the same address as National City’s address set forth in Section 8.8 of the Agreement, or to such other address as Merger Sub may furnish to the other parties in writing in accordance with Section 8.8 of the Agreement.

(f)

Assignment.  The following proviso shall be added at the end of the second sentence of Section 8.10 of the Agreement:

“provided, however, that National City may assign Merger Sub’s rights, interests and obligations, in whole or in part, under this Agreement to National City or any other affiliate of National City.”

3.

References.  On and after the date of this Amendment, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.  The Agreement, as amended hereby is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

4.

Counterparts.  This Amendment may be executed in counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

IN WITNESS WHEREOF, National City, Merger Sub and Company have each caused this Amendment to be duly executed on their respective behalves by their respective duly authorized officers, all as of the day and year first above written.

WAYNE BANCORP, INC. (“Company”)

By: /s/ DAVID P. BOYLE
David P. Boyle, President and CEO

NATIONAL CITY CORPORATION (“National City”)

By: /s/ PHILIP L. RICE
Philip L. Rice, Executive Vice President

NC ACQUISITION, CORP. (“Merger Sub”)

By: /s/ CARLTON E. LANGER
Carlton E. Langer, President

EXHIBIT B

OPINION OF STIFEL, NICOLAUS & COMPANY, INCORPORATED

One Financial Plaza

501 North Broadway

St. Louis, Missouri 63102

Stifel, Nicolaus

314-342-2000

& Company, Incorporated

June 4, 2004

Board of Directors

Wayne Bancorp, Inc.

112 West Liberty Street

P.O. Box 757

Wooster, Ohio 44691

Members of the Board:

You have requested our opinion as to the fairness from a financial point of view to the holders of Wayne Bancorp, Inc. (“Wayne”) common stock, $1.00 stated value, (the “Wayne Common Stock”) of the right to receive cash consideration of $28.50 per share of Wayne Common Stock (the “Per Share Merger Consideration”) in connection with the Merger (the “Merger”) of Wayne with and into National City Corporation (“National City”) pursuant to the terms of the Agreement and Plan of Merger by and between Wayne and National City, dated as of June 4, 2004 (the “Agreement”). For the purposes of our opinion, we have assumed that the Merger will be consummated pursuant to the terms of the Agreement.

Stifel, Nicolaus & Company, Incorporated (“Stifel”), as part of its investment banking services, is regularly engaged in the independent valuation of businesses and securities in connection with mergers, acquisitions, underwritings, sales and distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. We have acted as financial advisor to the Board of Directors of Wayne in connection with this transaction and will receive a fee for our services which, in part, is contingent upon the completion of the Merger. In the ordinary course of its business, Stifel actively trades equity securities of Wayne and National City for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities.

In rendering our opinion, we have reviewed, among other things: the form of the Agreement; the financial statements of Wayne and National City included in their respective Annual Reports on Form 10-K for the five years ended December 31, 2003 and their respective Quarterly Reports on Form 10-Q for the quarter ended March 31, 2004; and certain internal financial analyses and forecasts for Wayne prepared by its management. We have held discussions with Wayne’s senior management regarding recent developments and management’s financial forecasts for Wayne. We also have compared certain financial and securities data of Wayne and National City with various other companies whose securities are traded in public markets, reviewed the historical stock prices and trading volumes of the common stock of Wayne, reviewed the financial terms of certain other business combinations and conducted such other financial studies, analyses and investigations as we deemed appropriate for purposes of this opinion. We also took into account our assessment of general economic, market and financial conditions and our experience in other transactions, as well as our experience in securities valuations and our knowledge of the banking industry generally.

In rendering our opinion, we have relied upon and assumed, without independent verification, the accuracy and completeness of all of the financial and other information that was provided to us or that was otherwise reviewed by us and have not assumed any responsibility for independently verifying any of such information. With respect to the financial forecasts supplied to us (including, without limitation, potential cost savings and operating synergies realized by a potential acquirer and identified by the management of Wayne to result from a transaction with Wayne), we have assumed that they were reasonably prepared on the basis reflecting the best currently available estimates and judgments of the management of Wayne as to the future operating and financial performance of Wayne, that they would be realized in the amounts and time periods estimated and that they provided a reasonable basis upon which we could form our opinion. We also assumed that there were no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of either Wayne or National City since the date of the last financial statements made available to us. We have also assumed, without independent verification and with your consent, that the aggregate allowances for loan losses set forth in the financial statements of Wayne and National City are in the aggregate adequate to cover all such losses. We did not make or obtain any independent evaluation, appraisal or physical inspection of Wayne’s or National City’s assets or liabilities, the collateral securing any of such assets or liabilities, or the collectibility of any such assets nor did we review loan or credit files of Wayne or National City. We relied on advice of Wayne’s counsel as to certain legal matters with respect to Wayne, the Agreement and the transactions and other matters contained or contemplated therein. We have assumed, with your consent, that there are no factors that would delay or subject to any adverse conditions any necessary regulatory or governmental approval and that all conditions to the Merger will be satisfied and not waived.

Our opinion is necessarily based on economic, market, financial and other conditions as they exist on, and on the information made available to us as of, the date of this letter. Our opinion is directed to the Board of Directors of Wayne for its information and assistance in connection with its consideration of the financial terms of the Merger and does not constitute a recommendation to any shareholder as to how such shareholder should vote on the proposed transaction, nor have we expressed any opinion as to the prices at which any securities of Wayne or National City might trade in the future. Except as required by applicable law, including without limitation federal securities laws, our opinion may not be published or otherwise used or referred to, nor shall any public reference to Stifel be made, without our prior written consent.

Based upon the foregoing and such other factors as we deem relevant, we are of the opinion, as of the date hereof, that the Per Share Merger Consideration, pursuant to the Agreement is fair to the holders of shares of Wayne Common Stock from a financial point of view.

Very truly yours,

/s/ Stifel, Nicolaus & Company, Incorporated

STIFEL, NICOLAUS & COMPANY, INCORPORATED

EXHIBIT C

SECTION 1701.85 OF OHIO GENERAL CORPORATION LAW

[Relief to dissenting shareholder of domestic corporation.]

Sec. 1701.85(A)(1) A shareholder of a domestic corporation is entitled to relief as a dissenting shareholder in respect of the proposals described in sections 1701.74, 1701.76, and 1701.84 of the Revised Code, only in compliance with this section.

(2)

If the proposal must be submitted to the shareholders of the corporation involved, the dissenting shareholder shall be a record holder of the shares of the corporation as to which he seeks relief as of the date fixed for the determination of shareholders entitled to notice of a meeting of the shareholders at which the proposal is to be submitted, and such shares shall not have been voted in favor of the proposal.  Not later than ten days after the date on which the vote on the proposal was taken at the meeting of the shareholders, the dissenting shareholder shall deliver to the corporation a written demand for payment to him of the fair cash value of the shares as to which he seeks relief, which demand shall state his address, the number and class of such shares, and the amount claimed by him as the fair cash value of the shares.

(3)

The dissenting shareholder entitled to relief under division (C) of section 1701.84 of the Revised Code in the case of a merger pursuant to section 1701.80 of the Revised Code and a dissenting shareholder entitled to relief under division (E) of section 1701.84 of the Revised Code in the case of a merger pursuant to section 1701.801 [1701.80.1] of the Revised Code shall be a record holder of the shares of the corporation as to which he seeks relief as of the date on which the agreement of merger was adopted by the directors of that corporation. Within twenty days after he has been sent the notice provided in section 1701.80 or 1701.801 [1701.80.1] of the Revised Code, the dissenting shareholder shall deliver to the corporation a written demand for payment with the same information as that provided for in division (A)(2) of this section.

(4)

In the case of a merger or consolidation, a demand served on the constituent corporation involved constitutes service on the surviving or the new entity, whether the demand is served before, on, or after the effective date of the merger or consolidation.

(5)

If the corporation sends to the dissenting shareholder, at the address specified in his demand, a request for the certificates representing the shares as to which he seeks relief, the dissenting shareholder, within fifteen days from the date of the sending of such request, shall deliver to the corporation the certificates requested so that the corporation may forthwith endorse on them a legend to the effect that demand for the fair cash value of such shares has been made. The corporation promptly shall return such endorsed certificates to the dissenting shareholder. A dissenting shareholder’s failure to deliver such certificates terminates his rights as a dissenting shareholder, at the option of the corporation, exercised by written notice sent to the dissenting shareholder within twenty days after the lapse of the fifteen-day period, unless a court for good cause shown otherwise directs.  If shares represented by a certificate on which such a legend has been endorsed are transferred, each new certificate issued for them shall bear a similar legend, together with the name of the original dissenting holder of such shares.  Upon receiving a demand for payment from a dissenting shareholder who is the record holder of uncertificated securities, the corporation shall make an appropriate notation of the demand for payment in its shareholder records.  If uncertificated shares for which payment has been demanded are to be transferred, any new certificate issued for the shares shall bear the legend required for certificated securities as provided in this paragraph.  A transferee of the shares so endorsed, or of uncertificated securities where such notation has been made, acquires only such rights in the corporation as the original dissenting holder of such shares had immediately after the service of a demand for payment of the fair cash value of the shares.  A request under this paragraph by the corporation is not an admission by the corporation that the shareholder is entitled to relief under this section.

(B)

Unless the corporation and the dissenting shareholder shall have come to an agreement on the fair cash value per share of the shares as to which the dissenting shareholder seeks relief, the dissenting shareholder or the corporation, which in case of a merger or consolidation may be the surviving or the new entity, within three months after the service of the demand by the dissenting shareholder, may file a complaint in the court of common pleas of the county in which the principal office of the corporation that issued the shares is located or was located when the proposal was adopted by the shareholders of the corporation, or, if the proposal was not required to be submitted to the shareholders, was approved by the directors.  Other dissenting shareholders, within that three month period, may join as plaintiffs or may be joined as defendants in any such proceeding, and any two or more such proceedings may be consolidated.  The complaint shall contain a brief statement of the facts, including the vote and the facts entitling the dissenting shareholder to the relief demanded.  No answer to such a complaint is required.  Upon the filing of such a complaint, the court, on motion of the petitioner, shall enter an order fixing a date for a hearing on the complaint and requiring that a copy of the complaint and a notice of the filing and of the date for hearing be given to the respondent or defendant in the manner in which summons is required to be served or substituted service is required to be made in other cases.  On the day fixed for the hearing on the complaint or any adjournment of it, the court shall determine from the complaint and from such evidence as is submitted by either party whether the dissenting shareholder is entitled to be paid the fair cash value of any shares and, if so, the number and class of such shares.  If the court finds that the dissenting shareholder is so entitled, the court may appoint one or more persons as appraisers to receive evidence and to recommend a decision on the amount of the fair cash value.  The appraisers have such power and authority as is specified in the order of their appointment.  The court thereupon shall make a finding as to the fair cash value of a share, and shall render judgment against the corporation for the payment of it, with interest at such rate and from such date as the court considers equitable.  The costs of the proceeding, including reasonable compensation to the appraisers to be fixed by the court, shall be assessed or apportioned as the court considers equitable.  The proceeding is a special proceeding, and final orders in it may be vacated, modified, or reversed on appeal pursuant to the Rules of Appellate Procedure and, to the extent not in conflict with those rules, Chapter 2505 of the Revised Code.  If during the pendency of any proceeding instituted under this section a suit or proceeding is or has been instituted to enjoin or otherwise to prevent the carrying out of the action as to which the shareholder has dissented, the proceeding instituted under this section shall be stayed until the final determination of the other suit or proceeding.  Unless any provision in division (D) of this section is applicable, the fair cash value of the shares that is agreed upon by the parties or fixed under this section shall be paid within thirty days after the date of final determination of such value under this division, the effective date of the amendment to the articles, or the consummation of the other action involved, whichever occurs last. Upon the occurrence of the last such event, payment shall be made immediately to a holder of uncertificated securities entitled to such payment.  In the case of holders of shares represented by certificates, payment shall be made only upon and simultaneously with the surrender to the corporation of the certificates representing the shares for which such payment is made.

(C)

If the proposal was required to be submitted to the shareholders of the corporation, fair cash value as to those shareholders shall be determined as of the day prior to the day on which the vote by the shareholders was taken and, in the case of a merger pursuant to section 1701.80 or 1701.801 [1701.80.1] of the Revised Code, fair cash value as to shareholders of a constituent subsidiary corporation shall be determined as of the day before the adoption of the agreement of merger by the directors of the particular subsidiary corporation.  The fair cash value of a share for the purposes of this section is the amount that a willing seller who is under no compulsion to sell would be willing to accept and that a willing buyer who is under no compulsion to purchase would be willing to pay, but in no event shall the fair cash value of a share exceed the amount specified in the demand of the particular shareholder.  In computing such fair cash value, any appreciation or depreciation in market value resulting from the proposal submitted to the directors or to the shareholders shall be excluded.

(D)

The right and obligation of a dissenting shareholder to receive such fair cash value and to sell such shares as to which he seeks relief, and the right and obligation of the corporation to purchase such shares and to pay the fair cash value of them terminates if any of the following applies:

(a)

The dissenting shareholder has not complied with this section, unless the corporation by its directors waives such failure;

(b)

The corporation abandons the action involved or is finally enjoined or prevented from carrying it out, or the shareholders rescind their adoption of the action involved;

(c)

The dissenting shareholder withdraws his demand, with the consent of the corporation by its directors;

(d)

The corporation and the dissenting shareholder have not come to an agreement as to the fair cash value per share, and neither the shareholder nor the corporation has filed or joined in a complaint under division (B) of this section within the period provided in that division.

(2)

For purposed of division (D)(1) of this section, if the merger or consolidation has become effective and the surviving or new entity is not a corporation,

action required to be taken by the directors of the corporation shall be taken by the general partners of a surviving or new partnership or the comparable representatives of any other surviving or new entity.

(E)

From the time of the dissenting shareholder’s giving of the demand until either the termination of the rights and obligations arising from it or the purchase of the shares by the corporation, all other rights accruing from such shares, including voting and dividend or distribution rights, are suspended.  If during the suspension, any dividend or distribution is paid in money upon shares of such class, or any dividend, distribution, or interest is paid in money upon any securities issued in extinguishment of or in substitution for such shares, an amount equal to the dividend, distribution, or interest which, except for the suspension, would have been payable upon such shares or securities, shall be paid to the holder of record as a credit upon the fair cash value of the shares.  If the right to receive fair cash value is terminated other than by the purchase of shares by the corporation, all rights of the holder shall be restored and all distributions which, except for the suspension, would have been made shall be made to the holder of record of the shares at the time of termination.

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